                                LG&E ENERGY CORP.
                                  SAVINGS PLAN

                                 Composite Copy
                     (Including Amendments Effective 8/1/98)

                                TABLE OF CONTENTS

                                       ii

  Section 4.7    Defined Contribution and Defined Benefit

                                      iii

FUNDING  59

                                       iv

PROVISIONS RELATING TO PRIOR KENTUCKY UTILITIES COMPANY

                                       v

                                  INTRODUCTION

         Effective  April 1, 1987,  the Board of Directors of Louisville Gas and
Electric Company ("Sponsoring Employer") adopted the Louisville Gas and Electric
Company Thrift Savings Plan ("Original Plan").

         Effective  January 1, 1992,  the  Employer  amended  and  restated  the
Original Plan in its entirety as the Louisville Gas and Electric  Company 401(k)
Savings  Plan (Plan).  The Plan has  subsequently  been  amended  substantively, technically and administratively.

         Effective  January  1,  1995 the name of the Plan was  changed  to LG&E
Energy Corp. and  Louisville  Gas and Electric  Company 401(k) Savings Plan, the
terms which are hereinafter set forth.

         Effective  January 1, 1998 the name of the Plan is being changed to the
LG&E Energy Corp.,  Savings Plan. Effective the same day, the Louisville Gas and
Electric  Company  Employees'  Stock  Ownership Plan  participant  balances were merged into the Plan.  Also  effective  January 1, 1998,  the LG&E  Natural Inc.
Employee  401(k) Savings Plan ("Prior LNI Plan") and the LG&E Power Systems Inc.
Revised 401(k) Savings Plan ("Prior LPI Plan") were merged into the Plan.

         Effective  August  1,  1998 the  Kentucky  Utilities  Company  Employee
Savings Plan and the Kentucky  Utilities  Company  Employee Stock Ownership Plan
were merged into the Plan.

         It is intended that this Plan, together with the Trust Agreement,  meet all the  requirements  of the  Internal  Revenue  Code of 1986,  as amended (the
"Code")  and the  Employee  Retirement  Income  Security  Act of 1974 as amended
("ERISA") and shall be interpreted,  wherever possible, to comply with the terms of the said laws,  as amended,  and all formal  regulations  and rulings  issued thereunder.  It is also intended  that this Plan shall be a profit  sharing plan under Code Section 401(a).

                                    ARTICLE 1

                                   DEFINITIONS

Section 1.1          ADJUSTMENT  means the net increases  and  decreases  in the market  value of the Trust Fund during a Plan Year or other period exclusive of any contribution or distribution during such year or other  period.  Such  increases  and decreases
                     shall   include  such  items  as  realized  or   unrealized
                     investment gains and losses and investment  income, and may include  expenses of  administering  the Trust Fund and the
                     Plan.

Section 1.2          ANNUAL  ADDITIONS means for any Employee in any  Limitation
                     Year,   the   sum   of   Employer   Contributions,   Salary
                     Redirection,  and  forfeitures  allocated to the Employee's
                     Individual  Account.  Amounts  allocated  to an  individual medical account,  as defined in Section 415(l) of the Code, which is part of an annuity or pension plan  maintained  by the Employer  are treated as Annual  Additions to a Defined
                     Contribution Plan. Also, amounts derived from contributions paid or accrued which are  attributable to  post-retirement medical benefits allocated to the separate account of a Key
                     Employee  as  required  by  Section  419A(d)  of the  Code, maintained by the Employer, are treated as Annual Additions to a Defined Contribution Plan.

Section 1.3          ANNUITY  STARTING  DATE  means  the  first day of the first period  for which an amount  is paid as an  annuity  or the first day on which all events have  occurred  which entitle the Participant to such benefit.

Section 1.4          BENEFICIARY means any person designated by a Participant to receive such benefits as may become payable hereunder after the death of such Participant,  provided,  however,  that a married Participant may not name as his Beneficiary someone other than his spouse unless the spouse consents in writing to such designation, which consent shall be acknowledged by a Plan representative or by a notary public.

Section 1.5          BOARD means the Board of Directors of the Employer.

Section 1.6          BREAK IN SERVICE  means a  twelve  (12)  consecutive  month period  beginning on the Employee's  Severance From Service
                     Date and each anniversary  thereof during which an Employee fails to perform  at least one (1) Hour of Service  for the
                     Employer.

Section 1.7          CODE means the Internal Revenue Code of 1986 as amended and revised.

Section 1.8          COMMITTEE  means the  Benefits  Committee  provided  for in
                     Article 12 hereof.

Section 1.9          COMPANY  means  LG&E  Energy  Corp. and  all of  the  legal entities which are part of a controlled group or affiliated service  group  with  LG&E  Energy  Corp.  pursuant  to the provisions of Code Sections 414(b), (c), (m), or (o).

Section 1.10         COMPANY STOCK  means  the   common   stock  issued  by  the
                     Company  having a combination  of voting power and dividend rates  equal to or in excess  of:  (a) that class of common stock of the Company having the greatest voting power,  and
                     (b) that class of common  stock of the  Company  having the greatest dividend rights.

Section 1.11         COMPENSATION  means,  for any Plan Year, base  compensation paid  to an  Employee  by an  Employer,  increased  by  (i)
                     amounts  deferred  pursuant to Code  Section 125  (flexible benefit plans),  Section 402(g) (salary  redirection),  and
                     Section 402(h)(1)(B) (simplified employee plans), (ii) team
                     incentive   awards,   (iii)  amounts   deferred  under  the
                     Louisville Gas and Electric  Company  Nonqualified  Savings
                     Plan, (iv) cost-of-living adjustments, and (v) commissions, and excluding any long term incentive  compensation paid by an Employer.  Effective January 1, 1995, Compensation shall also include overtime  compensation  paid to a Participant.
                     In  the  Plan   Year  in  which  an   Employee   becomes  a
                     Participant,  only  remuneration paid in the portion of the
                     Plan Year in which he was a Participant shall be considered
                     Compensation.  Effective  for Plan  Years  beginning  on or after  January  1,  1989,  and prior to  January  1,  1994,
                     Compensation  shall  be  limited  to two  hundred  thousand dollars  ($200,000)  or such  larger  amount as  determined pursuant to Code  Section  401(a)(17).  Effective  for Plan
                     Years beginning on and after January 1, 1994,  Compensation shall be  limited to one  hundred  fifty  thousand  dollars
                     ($150,000)  or  such  other  amount  as may  be  authorized pursuant to Code Section 401(a)(17).

Section 1.12         DEFINED BENEFIT PLAN means a plan established and qualified under Section 401 of the Code,  except to the extent it is, or is treated as, a Defined Contribution Plan.

Section 1.13         DEFINED   CONTRIBUTION   PLAN   means   a   plan  which  is
                     established  and  qualified  under Section 401 of the Code,
                     which   provides  for  an   individual   account  for  each
                     participant  therein and for  benefits  based solely on the amount  contributed to each  participant's  account and any income,  expenses,  gains  or  losses  (both  realized  and unrealized) which may be allocated to such account.

Section 1.14         DIVIDEND ELIGIBLE  PARTICIPANT means a Participant who will
                     not  reach  the  maximum  individual   deferral  amount  as
                     described  in  Section  3.6 or a  Participant  who  has not
                     reached  the  maximum   Compensation  amount  described  in
                     Section 1.11 herein, and all alternate payees Beneficiaries and Former Participants.

Section 1.15         EARLY RETIREMENT DATE means the first  day  of the month on or  following  the earlier of (i) the date the  Participant
                     attains  age   fifty-five   (55),  or  (ii)  the  date

                     the Participant is credited with thirty-five (35),effective
                     June 1,  1996 the date the  Participant  is  credited  with thirty (30), years of vesting service under the LG&E Energy
                     Corp. and Louisville  Gas and Electric  Company  Retirement
                     Income Plan.

Section 1.16         EFFECTIVE  DATE means April 1, 1987,  the effective date of the Prior  Plan.  The  effective  date of this  amended and restated Plan is August1, 1998.

Section 1.17         EMPLOYEE  means  any  person  employed by the Employer on a full time or regular part-time basis who works 20 hours per week, subject to the following:

                     (1)   The term "Employee" shall exclude any person who is a
                           Leased Employee.

                     (2)   The term "Employee" shall exclude any employee who is
                           a  part of  a collective  bargaining  unit  for which
                           benefits   have  been  the   subject  of  good  faith
                           negotiation   unless and  until the  Employer and the
                           collective  bargaining  unit  representative for that
                           unit  through  the  process of good faith  bargaining
                           agree in writing for coverage hereunder.

Section 1.18         EMPLOYEE   VOLUNTARY   CONTRIBUTIONS   means   all  amounts
                     contributed by Participants on an after-tax basis.

Section 1.19         EMPLOYEE   VOLUNTARY   CONTRIBUTIONS   ACCOUNT  means  that
                     portion of a Participant's  Individual Account attributable to (i) Employee Voluntary  Contributions  allocated to such
                     Participant pursuant to Section 8.5, Article 9, and Article
                     10,  and  (ii)  the   Participant's   proportional   share,
                     attributable  to  his  Employee   Voluntary   Contributions
                     Account, or the adjustments  required by Article 4, Article
                     5 and Article 6.

Section 1.20         EMPLOYER  means  LG&E  Energy  Corp.  and each of the legal entities,  or any  successor  thereto  which is part of the
                     Company  and which has  adopted  the Plan for its  eligible
                     Employees with the consent of the Sponsoring Employer.

Section 1.21         EMPLOYER   CONTRIBUTIONS   means   Matching   Contributions
                     made to the Trust Fund by the Employer.  Salary Redirection shall not be  included in the term  Employer  Contributions when used in this Plan.

Section 1.22         EMPLOYMENT  COMMENCEMENT  DATE means the date on which   an
                     Employee   first  performs  an  Hour  of  Service  for  the
                     Employer.  If an Employee  is  reemployed  by the  Employer after  he  incurs  one  or  more  Breaks  in  Service,  the
                     Employment  Commencement Date means the first day after his immediately  preceding Severance from Service Date on which he first performs an Hour of Service for the Employer.

Section 1.23         ENTRY  DATE  means  the  first  day  of each calendar month during each Plan Year.

Section 1.24         ESOP means the Employee Stock  Ownership  Plan  established pursuant to Article 7 of the Plan.

Section 1.25         ESOP DIVIDENDS  means  those  amounts   distributed  during
                     the  Plan  Year to a  Participant  as  dividends  on  stock
                     allocated   to  such   Participant's   account   under  the
                     Louisville  Gas  &  Electric   Company   Employees'   Stock
                     Ownership Plan, or effective  January 1, 1998,  pursuant to
                     Article 7 of the Plan.

Section 1.26         FIDUCIARY means the  Employer,  the  Trustee, the Committee and any individual, corporation, firm or other entity which assumes, in accordance with Article 12, responsibilities of the Employer,  the Trustee or the Committee with respect to management of the Plan or the disposition of its assets.

Section 1.27         FORMER  PARTICIPANT  means  a  Participant,  other  than  a
                     Limited  Participant,  whose  participation in the Plan has terminated but who has not received  payment in full of the balance in his Individual Account to which he is entitled.

Section 1.28         HIGHLY  COMPENSATED   EMPLOYEES  will   be   determined  in
                     accordance with the following:

                     (a)       HIGHLY COMPENSATED EMPLOYEE means an employee who
                               during  the look back  year or the  determination
                               year:

                               (1)    Was at any time a five  percent (5%) owner
                                      of the Employer;

                               (2)    Received  compensation from the Company in
                                      excess of  seventy-five  thousand  dollars
                                      ($75,000) (or such higher amount as may be
                                      provided under Code Section 414(q));

                               (3)    Received  compensation from the Company in
                                      excess of fifty thousand dollars ($50,000)
                                      (or such higher  amount as may be provided
                                      under Code  Section  414(q))  and was in a
                                      group consisting of the top twenty percent
                                      (20%) of the employees of the Company when
                                      ranked on the basis of compensation; or

                               (4)    Was at any time an  officer  and  received
                                      compensation  greater  than fifty  percent
                                      (50%) of the  maximum  amount  under  Code
                                      Section 415(b)(1)(A).  Not more than fifty
                                      (50) officers (or, if lesser,  the greater
                                      of  three  (3)  employees  or ten  percent
                                      (10%)   of   the   employees)   shall   be
                                      considered under this Subsection as Highly
                                      Compensated  Employees.  If no  officer is
                                      described  above,  then the  highest  paid
                                      officer  shall be treated as  described in
                                      this item (4).

                     (b)       If the  employee  was  not a  Highly  Compensated
                               Employee  for the look

                               back  year,  then he shall  not be  considered  a
                               Highly Compensated Employee for the determination
                               year  unless he is a five  percent  (5%) owner of
                               the  Employer  or  one of the  highest  paid  one
                               hundred (100) employees and meets the criteria of
                               items (2), (3) or (4) of  Subsection  (a) of this
                               Section.

                     (c)       If  the  Highly  Compensated  Employee  is a five
                               percent  (5%)  owner or one of the ten (10)  most
                               highly    compensated    employees,    then   the
                               compensation  and  contributions of employees who
                               are spouses,  lineal  descendants,  ascendants or
                               spouses of lineal  descendants  or  ascendants of
                               such  Highly   Compensated   Employees  shall  be
                               attributed to the Highly Compensated Employee and
                               the employees who are such relatives shall not be
                               considered  as separate  employees.  In the event
                               that  family   aggregation   is   required,   the
                               limitation  on  compensation   pursuant  to  Code
                               Section  401(a)(17) will be allocated among those
                               family members who have not attained age nineteen
                               (19) by the close of the Plan Year by multiplying
                               the  limitation  by a fraction,  the numerator of
                               which   is   the   individual   family   member's
                               compensation  and the denominator of which is the
                               total  compensation  of all members of the family
                               group or in such  other  manner  as  provided  by
                               regulation  and  pronouncements  of the  Internal
                               Revenue Service.

                     (d)       For purposes of  determining  Highly  Compensated
                               Employees,  compensation  shall mean compensation
                               paid by the Company for  purposes of Code Section
                               415(c)(3)  and  shall  include  amounts  deferred
                               pursuant to Code Sections 125  (flexible  benefit
                               plans);   402(a)(8)  (salary  redirection);   and
                               402(h)(1)(B) (simplified employee plans).

                     (e)       For  purposes  of  determining   the  top  twenty
                               percent  (20%) of  employees  and the  number  of
                               officers counted as Highly Compensated Employees,
                               the following employees shall be excluded:

                               (1)    Employees  who have not  completed six (6)
                                      months of service,

                               (2)    Employees  who  normally  work  less  than
                                      seventeen and one-half  (17-1/2) hours per
                                      week,

                               (3)    Employees  who  normally  work  during not
                                      more than six (6)  months  during the Plan
                                      Year,

                               (4)    Employees   who  have  not   attained  age
                                      twenty-one (21),

                               (5)    Employees   included   in   a   collective
                                      bargaining  unit  covered by an  agreement
                                      with the Company (to the extent  permitted
                                      by regulations), and

                               (6)    Employees who are non-resident aliens.

                     (f)       A former  employee  shall be  treated as a Highly
                               Compensated  Employee if (1) such  employee was a
                               Highly  Compensated  Employee  when such employee
                               separated from Service, or (2), such employee was
                               a Highly  Compensated  Employee at any time after
                               attainment of age fifty-five (55).

                     (g)       Except as otherwise provided in this Section, the
                               term "look back year"  shall mean the twelve (12)
                               month   period    immediately    preceding    the
                               determination year.

                     (h)       Except as otherwise  provided in this Section the
                               term "determination  year" shall mean the current
                               Plan Year.

                     (i)       To the extent permitted by regulations under Code
                               Section  414(q),  the  Employer may elect to make
                               the look  back year  calculation  on the basis of
                               the  calendar  year  ending  with or  within  the
                               applicable determination year (or, in the case of
                               a determination  year that is shorter than twelve
                               (12)  months,  the  calendar  year ending with or
                               within the twelve (12) month  period  ending with
                               the end of the determination year). In such case,
                               the  Employer  must make the  determination  year
                               calculation  on the basis of the  period (if any)
                               by  which  the  applicable   determination   year
                               extends   beyond  such  calendar   year.  If  the
                               Employer makes the election  provided for in this
                               Subsection,  such  election  must  be  made  with
                               respect to all plans,  entities and  arrangements
                               of the Employer.

                     (j)       The determination of Highly Compensated Employees
                               shall be  determined  on a Company wide basis and
                               shall  not  be   determined  on  an  Employer  by
                               Employer or plan by plan basis.

                     (k)       If the Employer so elects for a year, item (2) of
                               Subsection  (a) of this Section  shall be applied
                               by substituting  fifty thousand dollars ($50,000)
                               in  place  of   seventy-five   thousand   dollars
                               ($75,000), and item (3) of Subsection (a) of this
                               Section shall not apply, provided that:

                               (1)    At  all  times   during  such  year,   the
                                      Employer maintained  substantial  business
                                      activities  and  employed  employees in at
                                      least  two  (2)   significantly   separate
                                      geographic areas, and

                               (2)    The   Employer    satisfies   such   other
                                      conditions  as  may be  prescribed  by the
                                      Secretary of the Treasury.

                     (l)       The determination of Highly Compensated Employees
                               shall be governed by Code Section  414(q) and the
                               regulations issued thereunder.

Section 1.29         INDIVIDUAL  ACCOUNT means the detailed record kept of   the
                     amounts   credited  or  charged  to  each   Participant  in
                     accordance with the terms hereof.  Such Individual  Account
                     is  comprised   of  the   following   accounts:   a  Salary
                     Redirection  Account,  a Matching  Contribution  Account, a
                     Rollover  Contribution  Account,  and effective  January 1,
                     1998,   the  Prior   ESOP   account,   Voluntary   Employee
                     Contribution  Account,  the Prior LPI Plan account, and the
                     Prior  LNI  Plan   account.   Effective   August  1,  1998,
                     Individual  Account  shall  include  the  Prior KU  Savings account.

Section 1.30         INVESTMENT  FUND  means  the  investment  fund  established pursuant to Section 4.2.

Section 1.31         INVESTMENT  MANAGER  means  a  Fiduciary  (other  than  the
                     Trustee  or other  named  Fiduciary)  as defined in Section
                     3(38) of the  Employee  Retirement  Income  Security Act of
                     1974 who is appointed by the Sponsoring  Employer  pursuant to Section 12.3.

Section 1.32         KEY  EMPLOYEE  shall  mean  any  employee,  former employee or  beneficiary  thereof  in an  Internal  Revenue  Service qualified  plan  adopted  by the  Company  who at any  time during the Plan Year or any of the four (4) preceding  Plan
                     Years is

                     (a)       An  officer  of  the  Company  having  an  annual
                               compensation  from the  Company  during  the Plan
                               Year  greater  than  fifty  percent  (50%) of the
                               amount in effect under Code Section  415(b)(1)(A)
                               for the  calendar  year in which  such  Plan Year
                               ends;

                     (b)       One  (1) of the  ten  (10)  employees  having  an
                               annual  compensation  from the Company for a Plan
                               Year of more than the  limitation in effect under
                               Code Section  415(c)(1)(A)  for the calendar year
                               in which  such  Plan  Year  ends and  owning  (or
                               considered  as owning  within the meaning of Code
                               Section  318) both more than a  one-half  percent
                               (1/2%) interest,  and the largest interest in the
                               Employer;

                     (c)       A five percent (5%) owner of the Employer; or

                     (d)       A one percent (1%) owner of the  Employer  having
                               an annual  compensation  from the  Company  for a
                               Plan Year of more than one hundred fifty thousand
                               dollars ($150,000).

                     (e)       For purposes of this Section,  compensation means
                               compensation as defined in Code Section 415.

                     (f)       This definition  shall be interpreted  consistent
                               with Code  Section 416 and rules and  regulations
                               issued   thereunder.   Further,   such   law  and
                               regulations   shall   be   controlling   in   all
                               determinations  under this

                               definition,   inclusive  of  any  provisions  and
                               requirements  stated  thereunder but  hereinabove
                               absent.

Section 1.33         LG&E  ENERGY   CORP.  COMMON  STOCK  FUND  means  the  fund
                     invested  primarily  in  shares  of  common  stock  of LG&E
                     Energy Corp.

Section 1.34         LEASED  EMPLOYEE  shall  mean  any  person  (other  than an employee  of the  recipient)who  provides  services  to the recipient  if such  services  are  provided  pursuant to an agreement  between  the  recipient  and  any  other  person
                     ("leasing  organization"),  such person has performed  such services for the  recipient  (or for the  recipient and any related persons  determined in accordance with Code Section
                     414(n)(6)) on a substantially  full-time basis for a period
                     of  one  (1)  year,   and  such  services  are  of  a  type
                     historically  performed by employees in the business  field of the recipient employer.

Section 1.35         LIMITATION  YEAR  means   the  twelve  (12)  month   period
                     beginning on January 1 and ending on December 31.

Section 1.36         MANDATORY  EMPLOYER  CONTRIBUTION  means the portion of the
                     Prior LPI Plan or Prior LNI Plan  account  attributable  to profit sharing contributions.

Section 1.37         MATCHING  CONTRIBUTION  ACCOUNT  means that  portion  of  a
                     Participant's   Individual  Account   attributable  to  (i)
                     Matching   Contributions   allocated  to  such  Participant
                     pursuant to Section 3.2 and 8.4 and (ii) the  Participant's
                     proportionate   share,   attributable   to   his   Matching
                     Contribution  Account,  of the Adjustments,  reduced by any distributions  from such Account  pursuant to Article 5 and any  withdrawals  from such Account  pursuant to Article 6.
                     Effective   January   1,  1998,   (i)  the   portion  of  a
                     Participant's  Individual Account  attributable to matching contributions allocated to such Participant pursuant to the
                     Prior  LPI  Plan  and the  Prior  LNI  Plan  and  (ii)  the
                     Participant's  proportionate  share,  attributable  to  his matching contribution,  of the Adjustments,  reduced by any distributions  from such Account  pursuant to Article 5 and any withdrawals from such Account pursuant to Article 6.

Section 1.38         MATCHING  CONTRIBUTIONS  means  contributions  made  to the
                     Trust Fund by the  Employer  pursuant  to  Section  3.2 and
                     Section 8.4.

Section 1.39         NORMAL  RETIREMENT  DATE   means   the  first  day  of  the
                     month  coincident with or next following the  Participant's sixty-fifth  (65th)  birthday.  The Normal  Retirement  Age shall be age sixty-five (65).

Section 1.40         PARTICIPANT means any Employee who becomes a Participant as provided in Article 2 hereof.

Section 1.41         PARTICIPATING EMPLOYER means an  Employer who  has  adopted the Plan and has been approved by the Board.

Section 1.42         PAYING  AGENT   means  the   payroll   department   of  the
                     Company or a Participating Employer,  acting as agent for a
                     Participant,  or  the  trustees  of  the  Louisville  Gas &
                     Electric Company Employees' Stock Ownership Plan and Trust,
                     or effective January 1, 1998, the Trustee of the Plan.

Section 1.43         PERMISSIVE    AGGREGATION   GROUP    means   the   Required
                     Aggregation  Group  and  each  other  plan or  plans of the
                     Company  that  are  not  required  to be  included  in  the
                     Required  Aggregation Group, and which, if treated as being part of such  group,  would not cause such group to fail to meet the requirements of Code Section 401(a) and 410.

Section 1.44         PLAN  means,  effective  January  1,  1998, the LG&E Energy
                     Corp. Savings Plan.

Section 1.45         PLAN  YEAR  means  the  twelve  (12) month period beginning on January 1 and ending on December 31.

Section 1.46         PRIOR ESOP ACCOUNT  means  effective  January  1,  1998,  a balance  transferred  from the  Louisville Gas and Electric
                     Company  Employees' Stock Ownership Plan and Trust plus any
                     investment   gains,   and  minus   investment   losses  and
                     distributions. Effective August 1, 1998 the term Prior ESOP
                     Account  shall  also  mean a balance  transferred  from the
                     Kentucky  Utilities  Company  Employee Stock Ownership Plan
                     plus any investment  gains, and minus investment losses and distributions.

Section 1.47         PRIOR LPI PLAN  means the LG&E Power  Systems Inc.  Revised
                     401(k)  Savings  Plan,  which  was  merged  into  the  Plan effective January 1, 1998.

Section 1.48         PRIOR LNI PLAN means the LG&E Natural Inc.  Employee 401(k)
                     Savings  Plan,  which was  merged  into the Plan  effective
                     January 1, 1998.

Section 1.48         PRIOR PLAN means the Louisville  Gas  and Electric  Company
                     Thrift Savings Plan as amended  through  December 31, 1993, and  effective  January 1, 1995 the LG&E Energy  Corp.  and
                     Louisville Gas & Electric Company 401(k) Savings Plan.

Section 1.49         PROFIT   SHARING   ACCOUNT   means  the   portion   of  the
                     Individual  Account  established  to  hold  Profit  Sharing
                     Contributions.

Section 1.50         PROFIT SHARING  CONTRIBUTIONS  means Employer contributions made pursuant to Article 8 of the Plan  effective  with the
                     1998 Plan Year.

Section 1.51         QUALIFIED    JOINT   AND   SURVIVOR    ANNUITY    means  an
                     immediate  annuity for the life of the  Participant  with a survivor annuity for the life of the  Participant's  spouse which is fifty  percent  (50%) of the amount of the annuity payable during the joint lives of the  Participant  and his spouse  and  which is the  amount

                                       10

                     of  benefit  which  can  be  purchased  as of  the  Annuity
                     Starting  Date  with the  Participant's  Vested  Individual
                     Account.  A  Qualified  Joint and  Survivor  Annuity  for a
                     Participant  who is not  married is an annuity for the life of the Participant.  Any annuity contract  distributed must be nontransferable.

Section 1.52         QUALIFIED   PRERETIREMENT   SURVIVOR    ANNUITY   means  an
                     annuity for the life of a Participant's  surviving  spouse, which  is equal to fifty  percent  (50%) of the  amount  of benefit  which can be purchased as of the Annuity  Starting
                     Date with the Participant's  Vested Individual Account. Any security  interest  held by the  Plan by  reason  of a loan outstanding to a Participant shall be taken into account in determining  the  amount  of  the  Qualified  Preretirement
                     Survivor Annuity. Any annuity contract distributed from the
                     Plan must be nontransferable.

Section 1.53         REQUIRED AGGREGATION GROUP means

                     (a)       Each plan of the Company in which a Key  Employee
                               is a participant; and

                     (b)       Each other plan of the Company  which enables any
                               plan  in (a) to  meet  the  requirements  of Code
                               Section 401(a)(4) or 410; and

                     (c)       Each  terminated  plan  maintained by the Company
                               within  the last  five (5)  years  ending  on the
                               determination  date for the Plan Year in question
                               and which,  but for the fact that it  terminated,
                               would be part of a Required Aggregation Group for
                               such Plan Year.

Section 1.54         ROLLOVER CONTRIBUTION means contributions made to the Trust
                     Fund by an Employee pursuant to Section 3.3.

Section 1.55         ROLLOVER CONTRIBUTION ACCOUNT  means  that  portion  of  an
                     Employee's  Individual Account attributable to (i) Rollover
                     Contributions   pursuant   to  Section  3.3  and  (ii)  the
                     Participant's  proportionate  share,  attributable  to  his
                     Rollover Contribution Account, of the Adjustments,  reduced by any distributions  from such Account pursuant to Article
                     5 and any withdrawals from such account pursuant to Article
                     6.

Section 1.56         SALARY REDIRECTION means  contributions made  to  the Trust
                     Fund by the  Employer  pursuant  to Section 3.1 and Section
                     8.3.

Section 1.57         SALARY   REDIRECTION   ACCOUNT   means  that   portion of a
                     Participant's Individual Account attributable to (i) Salary
                     Redirection  amounts made on his behalf pursuant to Section
                     3.3  and   Section   8.3   and   (ii)   the   Participant's
                     proportionate share, attributable to his Salary Redirection
                     Account,  of the Adjustments,  reduced by any distributions from such Account pursuant to Article 5 and any withdrawals from such Account pursuant to Article 6.

                                       11

Section 1.58         SEVERANCE FROM SERVICE DATE  means  the  date  on  which an
                     Employee  quits,  retires,  is discharged,  fails to return from a  leave  of  absence,  or  dies;  provided  he is not credited with an Hour of Service  within twelve (12) months of such date.

Section 1.59         SPONSORING EMPLOYER means LG&E Energy Corp.

Section 1.60         TOP HEAVY PLAN  means  any  plan  under  which,  as  of any determination  date  (the  last day of the  preceding  Plan
                     Year), the present value of the cumulative accrued benefits under  the plan for Key  Employees  exceeds  sixty  percent
                     (60%) of the present value of cumulative  accrued  benefits under  the Plan for all  Employees.  For  purposes  of this definition the following provisions shall apply:

                     (a)       If such plan is a Defined  Contribution Plan, the
                               present  value  of  cumulative  accrued  benefits
                               shall be  deemed  to be the  market  value of all
                               employee  accounts  under  the Plan,  other  than
                               voluntary deductible employee  contributions.  If
                               such plan is a Defined  Benefit Plan, the present
                               value of cumulative accrued benefits shall be the
                               present  value  determined  pursuant to actuarial
                               assumptions  adopted by the Company for  purposes
                               of  determining  whether  the plan is a Top Heavy
                               Plan  and the  accrued  benefit  of any  employee
                               other  than a Key  Employee  shall be  determined
                               under  the  method  which  is  used  for  accrual
                               purposes  for all  plans of the  Company  or,  if
                               there  is no  such  method,  as if  such  benefit
                               accrued not more rapidly than the slowest accrual
                               rate permitted under the fractional  accrual rule
                               of  Code  Section  411(b)(1)(C).   Moreover,  the
                               present value of the cumulative  accrued benefits
                               shall  be  increased  by the  amount  of all plan
                               distributions  made with  respect to an  employee
                               during  the five (5) year  period  ending  on the
                               determination date, including  distributions made
                               under  a  terminated  plan  that  is  part  of  a
                               Required Aggregation Group.

                     (b)       A plan shall be considered to be a Top Heavy Plan
                               for any  Plan  Year  if,  on the  last day of the
                               preceding  Plan Year,  the above  rules were met.
                               For the first Plan Year that the Plan shall be in
                               effect,  the determination of whether the Plan is
                               a Top Heavy Plan shall be made as of the last day
                               of such Plan Year.

                     (c)       Each plan of the Company  required to be included
                               in a Required  Aggregation Group shall be treated
                               as a Top Heavy  Plan if such group is a top heavy
                               group.

                     (d)       With   regard   to  a   Participant   or   former
                               Participant who (i) has not performed any service
                               for the  Employer at any time during the five (5)
                               year period ending on the determination  date,
                               or (ii) was formerly a Key  Employee,  but who is
                               not a Key Employee on the determination date,

                                       12

                               the  present  value  of  the  cumulative  accrued
                               benefit   for   such    Participant   or   former
                               Participant  shall not be taken into  account for
                               the purposes of determining  whether this Plan is
                               a Top Heavy Plan.

                     (e)       This definition  shall be interpreted  consistent
                               with Code  Section 416 and rules and  regulations
                               issued   thereunder.   Further,   such   law  and
                               regulation    shall   be   controlling   in   all
                               determinations under this definition inclusive of
                               any provisions and requirements stated thereunder
                               but hereinabove absent.

Section 1.61         TOTAL  AND PERMANENT  DISABILITY or TOTALLY AND PERMANENTLY
                     DISABLED means a physical or mental condition for which the
                     Participant  is under the care of a licensed  physician and which,  in the  opinion  of the  Committee,  results in the
                     Participant  being unable to perform the material duties of his or her regular occupation.

Section 1.62         TRUST  AGREEMENT  means the agreement  entered into between the Sponsoring Employer and the Trustee pursuant to Article
                     11 hereof.

Section 1.63         TRUST FUND means the trust fund created in accordance  with
                     Article 11 hereof.

Section 1.64         TRUSTEE  means  such  individual  or  corporation  as shall be designated  in the Trust  Agreement to hold in trust any assets of the Plan for the  purpose of  providing  benefits under the Plan,  and shall  include any  successor  trustee designated thereunder.

Section 1.65         VALUATION  DATE  means  the  date  the  Investment  Manager values the assets of the  Investment  Fund.  The  Valuation
                     Date will occur at least once a year.

Section 1.66         VESTED  INDIVIDUAL  ACCOUNT  means  the  aggregate value of
                     the   Participant's   Employee   contributions,    Rollover
                     Contributions,   Prior  ESOP  Account,  the  nonforfeitable
                     balance  of the  Employer  Contributions  based on Years of
                     Service.

Section 1.67         YEAR OF SERVICE means a period of three  hundred sixty-five
                     (365) days of Service.

                                       13

                                    ARTICLE 2

                                  PARTICIPATION

Section 2.1          ELIGIBILITY REQUIREMENTS

                              Each Employee  shall be eligible to participate as
                              of  the  Entry  Date   coincident   with  or  next
                              following the completion of six (6) months,  three
                              (3)  months   effective   January   1,  1998,   of
                              employment   in  the  twelve  (12)  month   period
                              commencing  on the date he first  performs an Hour
                              of  Service  as  defined  in  Department  of Labor
                              regulation Section 2530.200b-2, or in any calendar
                              year.   Notwithstanding   the  preceding,   if  an
                              Employee  was first  employed by the Company on or
                              after  January  1,  1991,  and prior to October 1,
                              1991,   said   Employee   shall  be   eligible  to
                              participate in the Plan on January 1, 1992.

Section 2.2          PLAN BINDING

                              Upon becoming a Participant,  a Participant  shall
                              be bound then and  thereafter by the terms of this
                              Plan  and  the  Trust  Agreement,   including  all
                              amendments  to the  Plan and the  Trust  Agreement
                              made in the manner herein authorized.

Section 2.3          REEMPLOYMENT

                     (a)      Termination of employment shall be deemed to occur
                              when an Employee has an interruption in continuity
                              of his employment by the Company. Such termination
                              may  have   resulted   from   retirement,   death,
                              voluntary   or    involuntary    termination    of
                              employment, unauthorized absence, or by failure to
                              return to active employment with the Company or to
                              retire by the date on which an authorized leave of
                              absence expired.

                     (b)      If an  Employee  who was not  eligible to become a
                              Participant in the Plan during his prior period of
                              employment is reemployed,  he shall be eligible to
                              participate  in the  Plan  after  he has  met  the
                              requirements of Section 2.1.

                     (c)      If an Employee who was a  Participant  in the Plan
                              during   his  prior   period  of   employment   is
                              reemployed, he shall be eligible to again become a
                              Participant  as of the  date he again  becomes  an
                              Employee.

                     (d)      If a person  employed by the  Employer  becomes an
                              Employee as defined  under this Plan,  he shall be
                              eligible to participate in the Plan as of the date
                              of his change in status,  provided  he has met the
                              requirements  of Section 2.1. If a person employed
                              by  the  Employer  ceases  to  be an  Employee  as
                              defined  under  the  Plan he will  cease  to be an
                              active

                                       14

                              Participant  effective  as of  the  first  payroll
                              coincident  with or next  following  his change in
                              status.

Section 2.4          BENEFICIARY DESIGNATION

                              Upon commencing  participation,  each  Participant
                              shall  designate a Beneficiary on forms  furnished
                              by the Committee.  Such  Participant may then from
                              time to time change his Beneficiary designation by
                              written  notice to the  Committee  and,  upon such
                              change,  the rights of all  previously  designated
                              Beneficiaries  to receive any benefits  under this
                              Plan shall cease.  A married  Participant  may not
                              name as his  Beneficiary  someone  other  than his
                              spouse  unless the spouse  consents  in writing to
                              such   designation,   which   consent   shall   be
                              acknowledged  by a  Plan  representative  or  by a
                              notary  public.  If  the  Beneficiary  designation
                              consented  to by the  spouse is not  limited  to a
                              specific  Beneficiary  ("general  consent"),   the
                              consent  must  acknowledge  that the  spouse has a
                              right to limit consent to a specific  Beneficiary.
                              The consent of the spouse  must be  obtained  each
                              time the Beneficiary is changed,  unless a general
                              consent   is   given.   If,   at  the  time  of  a
                              Participant's   death  while  benefits  are  still
                              outstanding,   his  named   Beneficiary  does  not
                              survive  him,  the  benefits  shall be paid to his
                              named  contingent   Beneficiary.   If  a  deceased
                              Participant  is not  survived  by  either  a named
                              Beneficiary  or contingent  Beneficiary  (or if no
                              Beneficiary was effectively  named),  the benefits
                              shall be paid in a  single  sum to the  person  or
                              persons in the first of the  following  classes of
                              successive    preference     beneficiaries    then
                              surviving: the Participant's (i) surviving spouse,
                              (ii) children,  (iii)  parents,  (iv) brothers and
                              sisters, (v) executors and administrators.  If the
                              Beneficiary or contingent Beneficiary is living at
                              the death of the Participant, but such person dies
                              prior to receiving the entire death  benefit,  the
                              remaining  portion of such death benefits shall be
                              paid  in a  single  sum  to  the  estate  of  such
                              deceased Beneficiary or contingent Beneficiary.

Section 2.5          NOTIFICATION OF INDIVIDUAL ACCOUNT BALANCE

                              At least once each Plan Year or more frequently as
                              determined by the Committee,  the Committee  shall
                              notify each Participant of the amount of his share
                              in  the  Adjustments  and  Contributions  for  the
                              period just completed,  and the new balance of his
                              Individual Account.

                                       15

                                    ARTICLE 3

                                  CONTRIBUTIONS

Section 3.1          SALARY REDIRECTION

                              Each  Employee  employed by an Employer  listed on
                              Appendix  A  who  satisfies  the  requirements  of
                              Section 2.1 may elect to have  Salary  Redirection
                              made  on  his  behalf,   commencing  on  the  date
                              specified in Section 2.1. Such  election  shall be
                              made  by  entering   into  a  Salary   Redirection
                              agreement  with the Employer in which it is agreed
                              that the Employer  will  redirect a portion of the
                              Participant's  Compensation  and  contribute  that
                              designated  amount to the Trust  Fund on behalf of
                              the Participant in accordance with the following.

                     (a)      SALARY   REDIRECTION   AGREEMENT.   Each  eligible
                              Employee  may  enter  into  a  Salary  Redirection
                              agreement under which the Employee's Employer will
                              redirect   a   portion   of   the    Participant's
                              Compensation  during  each  payroll  period  in an
                              amount  equal to an integral  percentage  from one
                              percent  (1%) to  sixteen  percent  (16%)  of such
                              Compensation and contribute such percentage to the
                              Trust Fund on behalf of the Participant.

                     (b)      SUBMISSION   OF   FORM.   In  order   for   Salary
                              Redirection  to commence on the  appropriate  date
                              (the  beginning of a payroll  period),  the Salary
                              Redirection  agreement  must  be  received  by the
                              Committee, or effective June 1, 1998, the designee
                              of the Committee, at least fifteen (15) days prior
                              to  the  date  Salary  Redirection  is  to  start.
                              Notwithstanding    the   above,    a    terminated
                              Participant  who is reemployed  and is eligible to
                              participate  upon  reemployment  may enter  into a
                              Salary  Redirection  Agreement on his reemployment
                              date to be  applicable to  Compensation  earned on
                              and after  such date.  In the event a  Participant
                              does not so elect when initially eligible,  he may
                              subsequently elect to have Salary Redirection made
                              on his behalf commencing with the first day of any
                              payroll period which is at least fifteen (15) days
                              after the date his  election  form is delivered to
                              the Committee.  The Salary  Redirection  agreement
                              shall be on a form  provided,  or  effective  June
                              1,1998,  in a manner  prescribed by the Committee.
                              Such  agreement  shall  authorize  the Employer to
                              reduce  Compensation   otherwise  payable  to  the
                              Participant  during  each pay period by the amount
                              of Salary Redirection elected.

                     (c)      CHANGE  IN  REDIRECTED   AMOUNTS.   A  Participant
                              electing  to have Salary  Redirection  made on his
                              behalf to the Plan pursuant to this Section,  may,
                              on a Salary  Redirection  agreement  prescribed by
                              and  submitted  in

                                       16

                              a manner established by the Committee, increase or
                              decrease his Salary Redirection amount (within the
                              appropriate  minimum and  maximum) as of the first
                              day  of  any  payroll  period  which  is at  least
                              fifteen (15) days after the date his election form
                              is   received   by   the   Committee,    but   not
                              retroactively.   Effective   June   1,   1998,   a
                              Participant  electing to have  Salary  Redirection
                              made on his  behalf to the Plan  pursuant  to this
                              Section,   may  in  a  manner  prescribed  by  the
                              Committee,   enter   into  a  Salary   Redirection
                              agreement  to  increase  or  decrease  his  Salary
                              Redirection amount (within the appropriate minimum
                              and  maximum)  as of the first day of any  payroll
                              period  which is at least  fifteen  days after the
                              date of such election, but not retroactively.  The
                              Salary  Redirection   agreement  shall  state  the
                              amount of Salary  Redirection  he  desires to have
                              made.

                     (d)      CESSATION  OF  REDIRECTION.  Any  Participant  may
                              elect to cease future  Salary  Redirection  to the
                              Plan  effective  with the  first  regular  payroll
                              period that it is administratively  possible to do
                              so following  notification.  In the event any such
                              Participant   desires   thereafter  to  recommence
                              having Salary  Redirection made on his behalf,  he
                              shall be allowed to do so effective with the first
                              day  of  any  payroll  period  which  is at  least
                              fifteen (15) days after receipt of written  notice
                              by the Committee on the appropriate  form stating,
                              or   effective   June  1,  1998,   in  the  manner
                              prescribed by the Committee,  the amount of Salary
                              Redirection he desires to have made.

                     (e)      NOTICE    REQUIREMENTS.    Any   of   the   notice
                              requirements  in this Section may be lengthened or
                              shortened   by  the   Committee  if  it  finds  it
                              administratively  necessary  or feasible to do so,
                              with  such   discretion   being   exercised  in  a
                              nondiscriminatory manner.

                     (f)      PAYMENT TO TRUSTEE.  The Employer shall pay to the
                              Trustee any Salary  Redirection  made on behalf of
                              any Participant within a reasonable time following
                              the end of each  regular pay period,  but no later
                              than  ninety  (90) days  beginning  on the date on
                              which such Salary  Redirection  would otherwise be
                              paid  to  the   Participant  in  cash.   Effective
                              February 3, 1997,  the  Employer  shall pay to the
                              Trustee any Salary  Redirection  made on behalf of
                              any  Participant  as of the earliest date on which
                              such  Salary   Redirection   can   reasonably   be
                              segregated from the Employer's general assets, but
                              no later than the fifteenth (15th) business day of
                              the month  following the month in which the Salary
                              Redirection  is  received  by the  Employer or the
                              fifteenth   (15th)   business  day  of  the  month
                              following   the   month   in  which   the   Salary
                              Redirection  would  otherwise have been payable to
                              the Participant in cash.

                     (g)      AMOUNTS  OF  ESOP   DIVIDENDS   DEEMED   DEFERRED.
                              Effective  January  1, 1996,  a Dividend  Eligible
                              Participant will be deemed to have elected to

                                       17

                              have a Salary  Redirection  made on his  behalf in
                              the  amount of the ESOP  Dividends  paid to him in
                              cash,  subject to the limits of  Sections  401(k),
                              402(g)  and 415 of the  Code  and the  regulations
                              thereunder,    unless   the   Participant   elects
                              otherwise by making the appropriate  election with
                              the  Committee  in the  manner  prescribed  by the
                              Committee.  Effective  January 1, 1998, a Dividend
                              Eligible   Participant  will  be  deemed  to  have
                              elected to have a Salary  Redirection  made on his
                              behalf in the amount of the ESOP Dividends paid to
                              him in cash,  subject  to the  limits of  Sections
                              401(k),  402(g)  and  415  of  the  Code  and  the
                              regulations  thereunder.   Deemed  deferrals  made
                              pursuant to this Subsection  3.1(g),  shall not be
                              taken  into  account  in  the  calculation  of the
                              percentage  of  salary   redirected   pursuant  to
                              Subsection 3.1(a).

Section 3.2          MATCHING CONTRIBUTIONS

                              For each  Accounting  Year in which  the  Employer
                              listed  on   Appendix   A  has  net   profits   or
                              accumulated  net  profits,   as  determined  under
                              generally  accepted  accounting  principles,  said
                              Employer   shall   make   an   Employer   Matching
                              Contribution  from such net profits or accumulated
                              net  profits  to  the  Trust  Fund  on  behalf  of
                              eligible  Participants.  The Matching Contribution
                              will be an amount necessary to match  thirty-three
                              percent  (33%),   fifty  percent  (50%)  effective
                              January 1, 1998,  of said  eligible  Participants'
                              net eligible Salary  Redirection made to the Trust
                              Fund  for  the  Plan  Year.  Net  eligible  Salary
                              Redirection means Salary Redirection not to exceed
                              six percent  (6%) percent of  Compensation  during
                              the Plan Year,  which Salary  Redirection  has not
                              been  withdrawn.  For purposes of calculating  net
                              eligible Salary Redirection,  withdrawals shall be
                              deemed to have been made from the earliest  Salary
                              Redirection   not  yet  withdrawn.   Any  Matching
                              Contribution  which is made as of a Valuation Date
                              shall be allocated  to the  Matching  Contribution
                              Account of each eligible Participant. For purposes
                              of this  Section,  an eligible  Participant  shall
                              mean a Participant who has made Salary Redirection
                              contributions  during  the Plan  Year and is being
                              employed by an Employer listed on Appendix A.

Section 3.3          ROLLOVER AMOUNT FROM OTHER PLANS

                              An Employee  eligible to  participate in the Plan,
                              regardless   of  whether  he  has   satisfied  the
                              participation  requirements  of Section  2.1,  may
                              transfer to the Trust Fund an  "eligible  rollover
                              distribution,"  defined in Code Section 402(c)(4),
                              provided  that  such  distribution  is from a plan
                              that  meets  the   requirements  of  Code  Section
                              401(a).

                     (a)      The  procedures  approved by the  Committee  shall
                              provide  that such a transfer  may be made only if
                              the following conditions are satisfied:

                                       18

                              (1)     The  transfer  occurs  on  or  before  the
                                      sixtieth    (60th)   day   following   the
                                      distribution from the other plan;

                              (2)     The  amount  transferred  is  equal to any
                                      portion of the distribution  made from the
                                      other   plan,   subject  to  the   maximum
                                      rollover  provision  of Section 402 of the
                                      Code; and

                              (3)     Any  contribution  rolled over pursuant to
                                      this provision is entirely in cash.

                     (b)      Notwithstanding the foregoing,  if an Employee had
                              deposited a distribution  previously received from
                              another   qualified   plan   into  an   individual
                              retirement  account,  as defined  in Code  Section
                              408,   he  may   transfer   the   amount  of  such
                              distribution, plus earnings thereon, to this plan;
                              provided  such rollover  amount is deposited  with
                              the Trustee on or before the  sixtieth  (60th) day
                              following the Employee's  receipt thereof from the
                              individual retirement account.

                     (c)      The Committee  shall develop such  procedure,  and
                              may  require  such  information  from an  Employee
                              desiring to make such a rollover or  transfer,  as
                              it deems  necessary or desirable to determine that
                              the   rollover   or   transfer   will   meet   the
                              requirements of this Section. Upon approval by the
                              Committee,  or  effective  June 1, 1998,  upon the
                              approval  pursuant to a method  authorized  by the
                              Committee,  the amount rolled over or  transferred
                              shall be  deposited in the Trust Fund and shall be
                              credited to a Rollover Account.  The value of such
                              Account shall be one hundred percent (100%) vested
                              in  the   Employee   and  shall  share  in  income
                              allocations  in accordance  with Section 4.3. Upon
                              the employee's  termination of employment with the
                              Company,  the total amount of the Rollover Account
                              shall be distributed in accordance with Article 5.

                     (d)      Upon such a rollover  or  transfer  by an Employee
                              who is otherwise  eligible to  participate  in the
                              Plan   but  who  has   not   yet   completed   the
                              participation  requirements  of Section  2.1,  his
                              Rollover Account shall represent his sole interest
                              in the Plan until he becomes a Participant.

Section 3.4          NONDISCRIMINATION TEST FOR SALARY REDIRECTION

                     (a)      Periodically  as determined  by the Employer,  the
                              Employer   shall   check   the   actual   deferral
                              percentages against the tests identified below. In
                              the event that  neither  test is met, the Employer
                              shall reduce the Salary Redirection percentages of
                              Highly  Compensated  Employees  that are above the
                              maximum  deferral  percentage  allowed  under  the
                              tests;  provided that the initial reductions shall
                              be in unmatched  Salary  Redirection,  and only if
                              such redirections are not sufficient shall matched
                              Salary Redirection be reduced.  Beginning with the
                              highest

                                       19

                              such  percentage,   each  contribution  percentage
                              shall be reduced to the next  highest  percentage,
                              and so forth,  until the excess is eliminated.  If
                              it is  necessary  to  reduce  the  matched  Salary
                              Redirection,  the Participant  shall  nevertheless
                              receive from the Plan a distribution  equal to the
                              Employer  Matching  Contribution  plus any  income
                              thereon that would have been  allocated to him had
                              such reduction in contribution not been necessary.

                     (b)      The term  "eligible  Employees,"  for  purposes of
                              this  Section,  shall  mean all  employees  of the
                              Employer   who  are   eligible   to  make   Salary
                              Redirection contributions during the Plan Year for
                              which the tests are being made.

                     (c)      The term "actual deferral  percentage,"  means the
                              average of the following  percentages  (calculated
                              separately  for each  eligible  Employee):  Salary
                              Redirection   contributions   on  behalf  of  each
                              eligible  Employee  divided by the compensation of
                              the eligible Employee. Matching Contributions will
                              be  included in the  numerator  to the extent that
                              those  contributions are not included for purposes
                              of calculating the actual contribution  percentage
                              under  Section  3.5.  In  calculating  the  actual
                              deferral   percentage  of  a  Highly   Compensated
                              Employee who participates in more than one cash or
                              deferred  arrangement of the Company,  all cash or
                              deferred  arrangements  ending  with or within the
                              same  calendar  year  shall be treated as a single
                              arrangement.

                     (d)      The  term  "compensation"  for  purposes  of  this
                              Section shall include  amounts paid by the Company
                              to the  Employee  during the period he is eligible
                              to make Salary Redirection contributions and which
                              amounts are currently includable in the Employee's
                              gross  income.  For all Plan  Years,  the  Company
                              shall have the right to  increase  the  Employee's
                              compensation, for purposes of this Section, by the
                              amount  of  an   Employee's   salary   redirection
                              election under Code Section 125 (flexible  benefit
                              plans),  Section 402(g) (salary  redirection)  and
                              Section 402(h)(1)(B)  (simplified employee plans),
                              or  to  use   such   alternative   definition   of
                              compensation as may be provided under Code Section
                              414(s).   Alternate  definitions  of  compensation
                              under Code Section 414(s) include (i) compensation
                              within  the  meaning  of  Code  Section  415(c)(3)
                              including  or  excluding  reimbursements  or other
                              expense  allowances,   fringe  benefits  (cash  or
                              non-cash),  moving expenses, deferred compensation
                              and   welfare   benefits,   and  (ii)  any   other
                              definition  of  compensation  that is  reasonable,
                              does  not  by  design  favor  Highly   Compensated
                              Employees  and  satisfies  the   nondiscrimination
                              requirements   of  Code  Section  414(s)  and  the
                              regulations  thereunder.  Effective for Plan Years
                              beginning on and after January 1, 1989, and ending
                              prior  to  January  1,  1994,   compensation   for
                              purposes of this  Section  shall be limited to two
                              hundred thousand dollars ($200,000) or

                                       20

                              such larger amount as determined  pursuant to Code
                              Section  401(a)(17).   Effective  for  Plan  Years
                              beginning   on  and   after   January   1,   1994,
                              compensation for purposes of this Section shall be
                              limited  to one  hundred  fifty  thousand  dollars
                              ($150,000)  or such  other  amount  as  authorized
                              pursuant to Code Section 401(a)(17).

                     (e)      Only one (1) of the  following  two (2) tests need
                              be  satisfied  not to have a  reduction  in Salary
                              Redirection.

                              Test   I - The actual deferral  percentage for the
                                     group of Highly  Compensated  Employees  is
                                     not   more   than   the   actual   deferral
                                     percentage of all other eligible  Employees
                                     multiplied    by   one   and    twenty-five
                                     hundredths (1.25).

                              Test   II - The  excess  of  the  actual  deferral
                                     percentage   for  the   group   of   Highly
                                     Compensated   Employees   over  the  actual
                                     deferral  percentage for all other eligible
                                     Employees   is  not   more   than  two  (2)
                                     percentage  points, and the actual deferral
                                     percentage   for  the   group   of   Highly
                                     Compensated  Employees is not more than the
                                     actual  deferral  percentage  for all other
                                     eligible Employees multiplied by two (2.0).
                                     Effective  for Plan Years  beginning  after
                                     December 31, 1988, if Test II in Subsection
                                     3.5   (e)  is   used   in   testing   other
                                     contributions  pursuant  to  that  Section,
                                     Test II under this Section shall be limited
                                     as provided for in Code  Section  401(m)(9)
                                     and the regulations issued by the Secretary
                                     of the  Treasury  or notices  issued by the
                                     Internal Revenue Service. If a multiple use
                                     of Test II occurs,  such multiple use shall
                                     be corrected by reducing  either the actual
                                     deferral  percentage or actual contribution
                                     percentage   of  the   Highly   Compensated
                                     Employees  in an amount  calculated  in the
                                     manner  provided in Subsection  (a) of this
                                     Section or Subsection 3.5(a).

                     (f)      If neither Test I nor Test II is satisfied for any
                              Plan Year, the Plan shall  nevertheless  be deemed
                              to  comply  with  the   requirements   of  Section
                              401(k)(3)(A)(ii)  of the Code for such  Plan  Year
                              if,  before  the  last day of the  following  Plan
                              Year,  the  amount  of  any  excess   contribution
                              (adjusted  for  income  or loss for the Plan  Year
                              computed   using  any   reasonable   method   that
                              satisfies  Code Section  401(a)(4)  provided it is
                              used consistently for all Participants and for all
                              corrective  distributions  under  the Plan for the
                              Plan Year and  provided it is used by the Plan for
                              allocating   income   or  loss  to   Participants'
                              Individual   Accounts)  is   distributed   to  the
                              Participant. Unless a Participant elects otherwise
                              in  the  manner  prescribed  by the  Committee,  a
                              Participant  receiving a distribution  pursuant to
                              this  Subsection  3.4(f)  shall be  deemed to have
                              made   a   Salary    Redirection    agreement   of
                              Compensation  (earned in the taxable year in which
                              such distribution is received) of up to the amount

                                       21

                              of such  distribution,  subject  to the  limits of
                              Code Section  401(k),  402(g) and 415 for the Plan
                              Year such  Salary  Redirections  are made.  In the
                              event any excess contributions will be distributed
                              to the  Participant,  the  Administrator  may  pay
                              these amounts to a Paying Agent.  Prior to January
                              1,  1997,  in  the  case  of  family   aggregation
                              pursuant    to    Subsection    1.28(c),    excess
                              contributions   under   this   Section   shall  be
                              allocated to  Participants  who are subject to the
                              family aggregation rules of Code Section 414(q)(6)
                              in the manner prescribed by the regulations.

                     (g)      This  Section  shall be  governed  by the rules of
                              Code Section  401(k),  401(a)(4)  and any rules or
                              regulations issued pursuant thereto, including the
                              aggregation  rules of Code Section  401(k)(3)  and
                              the regulations thereunder.

Section 3.5          NONDISCRIMINATION TEST FOR OTHER CONTRIBUTIONS

                     (a)      Periodically  as determined  by the Employer,  the
                              Employer  shall  check  the  actual   contribution
                              percentages against the tests identified below. In
                              the event that  neither  test is met, the Employer
                              shall reduce the Matching Contribution percentages
                              of Highly Compensated Employees that are above the
                              maximum contribution  percentage allowed under the
                              tests. Beginning with the highest such percentage,
                              each  contribution  percentage shall be reduced to
                              the next highest  percentage,  and so forth, until
                              the excess is  eliminated.  If it is  necessary to
                              reduce  the  Employer  Matching  Contribution  the
                              Participant  shall  nevertheless  receive from the
                              Plan a distribution equal to the Employer Matching
                              Contribution  plus any income  thereon  that would
                              have been  allocated to him had such  reduction in
                              contribution not been necessary.

                     (b)      The term  "eligible  Employees,"  for  purposes of
                              this  Section,  shall  mean all  employees  of the
                              Employer   who  are   eligible   to:  make  Salary
                              Redirection contributions,  if the Employer elects
                              to  take  Salary  Redirection  into  account,  and
                              receive  Matching  Contributions  during  the Plan
                              Year for which the tests are being made.

                     (c)      The term "actual  contribution  percentage," means
                              the   average   of   the   following   percentages
                              (calculated    separately    for   each   eligible
                              Employee):   Matching  Contributions  (and  Salary
                              Redirection  to the extent elected by the Employer
                              and  permitted by  Regulations  under Code Section
                              401(m))  on  behalf  of  each  eligible   Employee
                              divided by compensation of the eligible  Employee.
                              In calculating the actual contribution  percentage
                              of a Highly Compensated  Employee who participates
                              in  more  than  one  arrangement  of  the  Company
                              subject to Code Section 401(m),  all  arrangements
                              subject  to Code  Section  401(m)  ending  with or
                              within the same  calendar year shall be treated as
                              a single arrangement.

                                       22

                     (d)      The  term  "compensation"  for  purposes  of  this
                              Section shall include  amounts paid by the Company
                              to the  Employee  during the period he is eligible
                              to make Salary Redirection contributions and which
                              amounts are currently includable in the Employee's
                              gross  income.  For all Plan  Years,  the  Company
                              shall have the right to  increase  the  Employee's
                              compensation, for purposes of this Section, by the
                              amount  of  an   Employee's   salary   redirection
                              elections under Code Section 125 (flexible benefit
                              plans),  Section 402(g) (salary  redirection)  and
                              Section 402(h)(1)(B)  (simplified employee plans),
                              or  to  use   such   alternative   definition   of
                              compensation as may be provided under Code Section
                              414(s).   Alternate  definitions  of  compensation
                              under Code Section 414(s) include (i) compensation
                              within  the  meaning  of  Code  Section  415(c)(3)
                              including  or  excluding  reimbursements  or other
                              expense   allowance,   fringe  benefits  (cash  or
                              non-cash),  moving expenses, deferred compensation
                              and   welfare   benefits,   and  (ii)  any   other
                              definition  of  compensation  that is  reasonable,
                              does  not  by  design  favor  Highly   Compensated
                              Employees  and  satisfies  the   nondiscrimination
                              requirements   of  Code  Section  414(s)  and  the
                              regulations  thereunder.  Effective for Plan Years
                              beginning on and after January 1, 1989, and ending
                              prior  to  January  1,  1994,   compensation   for
                              purposes of this  Section  shall be limited to two
                              hundred thousand dollars  ($200,000 or such larger
                              amount  as  determined  pursuant  to Code  Section
                              401(a)(17).  Effective for Plan Years beginning on
                              and  after  January  1,  1994,   compensation  for
                              purposes of this  Section  shall be limited to one
                              hundred fifty thousand dollars  ($150,000) or such
                              other  amount  as  authorized   pursuant  to  Code
                              Section 401(a)(17).

                     (e)      Only one (1) of the  following  two (2) tests need
                              be   satisfied   not  to  have  a   reduction   in
                              contributions tested pursuant to this Section.

                                     Test   I   -   The   actual    contribution
                                            percentage  for the  group of Highly
                                            Compensated  Employees  is not  more
                                            than   the    actual    contribution
                                            percentage  of  all  other  eligible
                                            Employees   multiplied  by  one  and
                                            twenty-five hundredths (1.25).

                                     Test   II  -  The   excess  of  the  actual
                                            contribution   percentage   for  the
                                            group    of    Highly    Compensated
                                            Employees     over    the     actual
                                            contribution   percentage   for  all
                                            other eligible Employees is not more
                                            than two (2) percentage  points, and
                                            the actual  contribution  percentage
                                            for the group of Highly  Compensated
                                            Employees   is  not  more  than  the
                                            actual  contribution  percentage for
                                            all   other    eligible    Employees
                                            multiplied  by two (2.0).  Effective
                                            for  Plan  Years   beginning   after
                                            December  31,  1988,  if  Test II in
                                            Subsection   3.4   (e)  is  used  in
                                            testing salary redirection  pursuant
                                            to that Section,

                                       23

                                            Test II under this Section  shall be
                                            limited as provided in Code  Section
                                            401(m)(9) and the regulations issued
                                            by the  Secretary of the Treasury or
                                            notices   issued  by  the   Internal
                                            Revenue  Service.  If a multiple use
                                            of Test II occurs, such multiple use
                                            shall  be   corrected   by  reducing
                                            either    the    actual     deferral
                                            percentage  or  actual  contribution
                                            percentage of the Highly Compensated
                                            Employees in an amount calculated in
                                            the manner  provided  in  Subsection
                                            (a) of this  Section  or  Subsection
                                            3.4(a).

                     (f)      If neither Test I nor Test II is satisfied for any
                              Plan Year, the Plan shall  nevertheless  be deemed
                              to comply with the  requirements of Section 401(m)
                              of the Code for such Plan Year if, before the last
                              day of the following  Plan Year, the amount of any
                              excess  contribution  (adjusted for income or loss
                              for the Plan Year  computed  using any  reasonable
                              method  that  satisfies  Code  Section   401(a)(4)
                              provided   it  is   used   consistently   for  all
                              Participants and for all corrective  distributions
                              under the Plan for the Plan Year and  provided  it
                              is used by the Plan for allocating  income or loss
                              to   Participants'    Individual    Accounts)   is
                              distributed to the Participant, or if forfeitable,
                              is  forfeited.  In the case of family  aggregation
                              pursuant to Section 1.28(c),  excess contributions
                              under  this   Section   shall  be   allocated   to
                              Participants   who  are   subject  to  the  family
                              aggregation rules of Code Section 414(q)(6) in the
                              manner prescribed by regulations.  For purposes of
                              this  Section,  the  term  "excess  contributions"
                              means,  with respect to any Plan Year,  the excess
                              of:

                              (1)     The    aggregate    amount   of   Matching
                                      Contributions  actually  paid to the Trust
                                      Fund  on  behalf  of  Highly   Compensated
                                      Employees for the Plan Year, over

                              (2)     The maximum  amount of such  contributions
                                      permitted  under  Subsection  (e) of  this
                                      Section.

                              In the event that the tests in  Subsection  (e) of
                              this Section are performed on a restructured basis
                              pursuant  to the  regulations  under Code  Section
                              401(a)(4),  excess contributions  pursuant to this
                              Subsection  may be  determined  on a  restructured
                              basis.

                     (g)      This  Section  shall be governed  by Code  Section
                              401(m),  401(a)(4)  and any  rules or  regulations
                              issued pursuant thereto, including the aggregation
                              rules  of  Code  Section   401(m)(2)(B)   and  the
                              regulations thereunder.

                                       24

Section 3.6          MAXIMUM INDIVIDUAL DEFERRAL

                              A  Participant  shall not be permitted to have his
                              Employer  redirect  an  amount  in excess of seven
                              thousand  dollars  ($7,000) in any  calendar  year
                              pursuant  to the  provisions  of  Section  3.1 and
                              Section 8.3, including  contributions to any other
                              plan of the  Company,  which are made  pursuant to
                              Code Section 402(g)(1).  The seven thousand dollar
                              ($7,000)   limitation   shall   be   adjusted   in
                              accordance with cost-of-living adjustments made by
                              the  Secretary  of the  Treasury  pursuant to Code
                              Section  402(g)(5).  If any  amount is  redirected
                              pursuant  to Section 3.1 and Section 8.3 in excess
                              of seven thousand dollars  ($7,000),  as adjusted,
                              or if a  Participant  notifies the  Committee,  in
                              writing,  by March 1  following  the  close of the
                              taxable   year,  of  its  portion  of  the  amount
                              contributed  in excess of seven  thousand  dollars
                              ($7,000),  as adjusted,  to all plans  pursuant to
                              Code  Section  402(g)(1),  such  amount  shall  be
                              deemed an "excess deferral" and the 401(k) Savings
                              Committee  shall direct the Trustee to  distribute
                              to  the  Participant  (not  later  than  April  15
                              following  the  calendar  year in which the excess
                              deferral  was  made)  the  amount  of  the  excess
                              deferral (adjusted for income or loss for the Plan
                              Year  computed  using any  reasonable  method that
                              satisfies  Code Section  401(a)(4)  provided it is
                              used consistently for all Participants and for all
                              corrective  distributions  under  the Plan for the
                              Plan Year and  provided it is used by the Plan for
                              allocating   income   or  loss  to   Participants'
                              Accounts and reduced by any deferrals  distributed
                              pursuant to Section 3.4).

Section 3.7          MISTAKE OF FACT

                              If   due   to  a   mistake   of   fact,   Employer
                              Contributions  to the Trust Fund for any Plan Year
                              exceed  the  amount  intended  to be  contributed,
                              notwithstanding any provision to the contrary, the
                              Employer,  as  soon  as  such  mistake  of fact is
                              discovered, shall notify the Trustee. The Employer
                              shall  direct that the Trustee  return such excess
                              to the  Employer,  provided  such  return  is made
                              within  one (1)  year of the  date  on  which  the
                              Employer made the contribution.

                                       25

                                    ARTICLE 4

                       ALLOCATIONS TO INDIVIDUAL ACCOUNTS

Section 4.1          INDIVIDUAL ACCOUNTS

                              The  Committee  shall  establish  and  maintain an
                              Individual Account in the name of each Participant
                              to which the  Committee  shall  credit all amounts
                              allocated  to each such  Participant  pursuant  to
                              Article  3 and  the  following  Sections  of  this
                              Article.  Effective  January 1, 1998 the Committee
                              shall also  credit all amounts  allocated  to each
                              such Participant pursuant to Article 7, Article 8,
                              Article 9, and Article 10, and effective August 1,
                              1998 Article 17.

Section 4.2          INVESTMENT OF ACCOUNTS

                              The  Individual  Account  shall be invested by the
                              Trustee in accordance with the following:

                     (a)      There   shall   be   established   the   following
                              Investment Funds within the Trust Fund:

                              (1)     Fidelity   Retirement   Government   Money
                                      Market Portfolio,

                              (2)     Fidelity  Ginnie  Mae  Portfolio,   frozen
                                      effective October 1, 1996,

                              (3)     Fidelity Puritan Fund,

                              (4)     Fidelity   Spartan  U.  S.  Equity   Index
                                      Portfolio,

                              (5)     Fidelity Magellan Fund.

                              (6)     Fidelity Contrafund,  effective October 1,
                                      1996,

                              (7)     Fidelity  Equity-Income II Fund, effective
                                      October 1, 1996,

                              (8)     Warburg Pincus Emerging Growth,  effective
                                      October 1, 1996,

                              (9)     Templeton  Foreign,  effective  October 1,
                                      1996,

                              (10)    Fidelity Intermediate Bond Fund, effective
                                      October 1, 1996,

                              (11)    LG&E  Energy  Corp.   Common  Stock  Fund,
                                      effective January 1, 1998.

                                       26

                              (12)    Janus Worldwide Fund,  effective August 1,
                                      1998.

                     (b)      The  Participant  may  direct the  investments  of
                              current  contributions  to his Individual  Account
                              and  the  cumulative  balance  of  his  Individual
                              Account in  increments of ten percent  (10%),  one
                              percent (1%) effective  October 1, 1996, by giving
                              the  Investment  Manager  such  notice as it shall
                              require  to be  effective  as soon  as  reasonably
                              possible.

                     (c)      A Participant may transfer the cumulative  balance
                              of his Individual  Account,  excluding the portion
                              attributable  to his  Prior  ESOP  Account.  There
                              shall  be no  limit  on  the  number  of  times  a
                              Participant  can  change the  direction  as to the
                              investment   of  current   contributions   to  his
                              Individual Account.

                     (d)      A Participant who does not make any election under
                              this Section shall have the Individual Account and
                              current  contributions made on his behalf invested
                              in  the   Retirement   Government   Money   Market
                              Portfolio.

Section 4.3          VALUATION OF ACCOUNTS

                     (a)      INDIVIDUAL ACCOUNT. As of each Valuation Date, the
                              Committee shall determine the fair market value of
                              the  Individual  Account  of each  Participant  as
                              follows:

                              (1)     The  value of the  Individual  Account  of
                                      each  Participant as of the last Valuation
                                      Date;

                              (2)     Minus the  amount of any  withdrawals  and
                                      distributions  made from the Participant's
                                      Individual    Account   since   the   last
                                      Valuation Date;

                              (3)     Plus  any  contributions  to the  separate
                                      account  in the  Participant's  Individual
                                      Account   established  for   contributions
                                      pursuant to the following  Sections  since
                                      the last  Valuation  Date:  3.1, 3.2, 3.3,
                                      8.3, 8.4, 8.5;

                              (4)     Plus any investment  earnings allocated to
                                      such  Individual  Account  since  the last
                                      Valuation Date;

                              (5)     Minus any investment  losses  allocated to
                                      such  Individual  Account  since  the last
                                      Valuation Date.

                     (b)      INVESTMENT  EARNINGS  OR  LOSSES.  The  investment
                              earnings  (or  losses,   if  such  computation  is
                              negative) from each Investment Fund shall mean the
                              net  gain or loss of  each  Investment  Fund  from
                              investments,  as reflected  by interest  payments,
                              dividends,   realized  and  unrealized  gains  and

                                       27

                              losses    on    securities,    other    investment
                              transactions  and expenses  paid from the fund. In
                              determining  the investment  earnings or losses of
                              the Investment  Fund as of any date,  assets shall
                              be valued on the basis of their fair market  value
                              as of said date.

                     (c)      ALLOCATION OF INVESTMENT  EARNINGS OR LOSSES.  The
                              investment   earnings   and   losses   from   each
                              Investment   Fund  shall  be   allocated   to  the
                              Individual Account of each Participant invested in
                              the respective  investment fund in such reasonable
                              and consistently  applied manner as the Investment
                              Manager   shall   determine,   provided  that  the
                              allocation is based on the relative  market values
                              of the Participant's Individual Account.

Section 4.4          TRUSTEE AND COMMITTEE JUDGMENT CONTROLS

                              In determining  the fair market value of the Trust
                              Fund and of Individual  Accounts,  the Trustee and
                              the Committee  shall exercise their best judgment,
                              and  all  such  determinations  of  value  (in the
                              absence  of bad faith)  shall be binding  upon all
                              Participants   and   their   beneficiaries.    All
                              allocations  shall be  deemed to have been made as
                              of the Valuation  Date,  regardless of when actual
                              allocations were undertaken.

Section 4.5          MAXIMUM ADDITIONS

                              Anything  herein to the contrary  notwithstanding,
                              the total Annual  Additions of a  Participant  for
                              any Limitation Year when combined with any similar
                              annual  additions  credited to the Participant for
                              the same period  from  another  qualified  Defined
                              Contribution Plan maintained by the Company, shall
                              not exceed the  lesser of the  amounts  determined
                              pursuant to Subsection (a) or (b) of this Section.

                     (a)      Thirty thousand dollars  ($30,000) or, if greater,
                              twenty-five percent (25%) of the dollar limitation
                              in effect under Code Section 415(b)(1)(A); or

                     (b)      Twenty-five  percent  (25%)  of the  Participant's
                              compensation  received  from the  Company for such
                              Limitation Year, as determined pursuant to Section
                              415 of the Code.

                     (c)      In the event a  Participant  is  covered by one or
                              more Defined  Contribution Plans maintained by the
                              Company,  the maximum  annual  additions  as noted
                              above  shall be  decreased  in any  other  Defined
                              Contribution  Plan as determined  necessary by the
                              Company,  prior to a  reduction  of this Plan,  to
                              ensure that all such plans will  remain  qualified
                              under the Code.

                                       28

Section 4.6          CORRECTIVE ADJUSTMENTS

     In the event that  corrective  adjustments  in the Annual  Addition  to any
     Participant's  Individual  Account are required as the result of allocating forfeitures, a reasonable error in estimating a Participant's compensation, a reasonable error in determining the amount of elective  deferrals (within the meaning of Code Section  402(g)(3)) that may be made with respect to an individual  under the limits of Code  Section  415, or such other facts and circumstances  as may  be  provided  for by  rules  or  regulations  issued pursuant to Code  Section  415, the  corrective  adjustments  shall be made pursuant  to and in the  order  of the  Subsections  in this  Section  4.6.
     Effective  January 1, 1996,  unless a Participant  elects  otherwise in the manner prescribed by the Committee,  a Participant receiving a distribution under this  Section  4.6 shall be deemed to have made a Salary  Redirection agreement  of  Compensation  (earned  in the  taxable  year in  which  such distribution is received) equal to the amount of such distribution, subject to the limits of Code Section 401(k), 402(g) and 415 for the Plan Year such
     Salary Redirections are made. In the event any excess Annual Additions will be distributed to the  Participant,  the Committee may pay these amounts to the Paying Agent.

                     (a)      The portion of the Participant's  unmatched Salary
                              Redirection  shall be reduced to insure compliance
                              with Section 4.5. Any affected Salary  Redirection
                              will be distributed to the Participant.

                     (b)      The portion of the  Participant's  matched  Salary
                              Redirection and his Matching  Contributions  shall
                              be  proportionally  reduced  to insure  compliance
                              with Section 4.5. Any affected Salary  Redirection
                              will  be  distributed  to  the  Participant.   Any
                              affected Matching  Contributions  shall be used to
                              reduce future Matching Contributions.

Section 4.7          DEFINED CONTRIBUTION AND DEFINED BENEFIT PLAN FRACTION

                              If a  Participant  is a  participant  in a Defined
                              Benefit Plan maintained by the Company, the sum of
                              his defined  benefit plan fraction and his defined
                              contribution plan fraction for any Limitation Year
                              may not exceed one (1.0).

                     (a)      For purposes of this  Section,  the term  "defined
                              contribution  plan fraction" shall mean a fraction
                              the  numerator  of  which is the sum of all of the
                              Annual  Additions  of the  Participant  under this
                              Plan  and  any  other  Defined  Contribution  Plan
                              maintained  by the  Company as of the close of the
                              Limitation  Year and the  denominator  of which is
                              the sum of the  lesser  of the  following  amounts
                              determined for such  Limitation  Year and for each
                              prior  Limitation  Year  of  employment  with  the
                              Company:

                                       29

                              (1)    The   product   of  one   and   twenty-five
                                     hundredths  (1.25) multiplied by the dollar
                                     limitation    in   effect   under   Section
                                     415(c)(1)(A) of the Code; or

                              (2)    The  product  of one and  forty  hundredths
                                     (1.4) multiplied by the amount which may be
                                     taken  into  account   under  Code  Section
                                     415(c)(1)(B)    with    respect   to   each
                                     individual   under   the   Plan   for  such
                                     Limitation Year.

                     (b)      For purposes of this Section,  the term,  "defined
                              benefit plan  fraction"  shall mean a fraction the
                              numerator of which is the Participant's  projected
                              annual benefit (as defined in the Defined  Benefit
                              Plan) determined as of the close of the Limitation
                              Year and the  denominator  of which is the  lesser
                              of:

                              (1)    The   product   of  one   and   twenty-five
                                     hundredths  (1.25) multiplied by the dollar
                                     limitation  in effect  pursuant  to Section
                                     415(b)(1)(A)   of   the   Code   for   such
                                     Limitation Year; or

                              (2)    The  product  of one and  forty  hundredths
                                     (1.4) multiplied by the amount which may be
                                     taken  into  account  pursuant  to  Section
                                     415(b)(1)(B)  of the Code with  respect  to
                                     each  individual  under  the  Plan for such
                                     Limitation Year.

                     (c)      The  limitation  on  aggregate   benefits  from  a
                              Defined  Benefit  Plan and a Defined  Contribution
                              Plan which is  contained in Section 2004 of ERISA,
                              as amended,  shall be complied with by a reduction
                              (if necessary) in the Participant's benefits under
                              the Defined Benefit Plan.

                                       30

                                    ARTICLE 5

                                  DISTRIBUTIONS

Section 5.1          NORMAL RETIREMENT

                              When a Participant  lives to his Normal Retirement
                              Date and retires,  he shall become entitled to the
                              full  value of his  Individual  Account  as of the
                              Valuation Date on which the distribution is made.

Section 5.2          EARLY RETIREMENT

                              When a Participant  lives to his Early  Retirement
                              Date and retires,  he shall become entitled to the
                              full  value of his  Individual  Account  as of the
                              Valuation Date on which the distribution is made.

Section 5.3          LATE RETIREMENT

                              A Participant may continue his employment past his
                              Normal Retirement Date on a year to year basis. He
                              shall continue to be an active  Participant  under
                              the Plan.  Upon his  actual  retirement,  he shall
                              become   entitled   to  the  full   value  of  his
                              Individual  Account of the Valuation Date on which
                              the distribution is made.

Section 5.4          DEATH

                              If a Participant dies while an active  Participant
                              under the Plan, his Beneficiary  shall be entitled
                              to the full value of his Individual  Account as of
                              the Valuation  Date on which the  distribution  is
                              made.

Section 5.5          DISABILITY

                              When  it  is  determined  that  a  Participant  is
                              Totally and  Permanently  Disabled,  the Committee
                              shall  certify  such fact to the  Trustee and such
                              Disabled  Participant shall be entitled to receive
                              the full value of his Individual Account as of the
                              Valuation Date on which the distribution is made.

Section 5.6          TERMINATION OF EMPLOYMENT

                              Upon  termination  of employment  with the Company
                              for any reason (other than Normal Retirement, Late
                              Retirement,  total and  permanent  Disability,  or
                              Death),  a  Participant  shall  be  entitled  to a
                              benefit equal to the full value of his  Individual
                              Account  as of the  Valuation  Date on  which  the
                              distribution is made.

                                       31

Section 5.7          COMMENCEMENT OF BENEFITS

                     (a)      Any benefits  payable  under this Article shall be
                              paid as soon as reasonably  possible following the
                              date of severance from the Company, subject to the
                              Participant's  consent.   Unless  the  Participant
                              elects  otherwise,  payment  shall  begin no later
                              than  sixty  (60)  days  after the last day of the
                              Plan Year in which  occurs  the  latest of (i) the
                              Participant's reaching Normal Retirement Age; (ii)
                              the  tenth  (10th)  anniversary  of the  date  the
                              Employee   became   a   Participant;    or   (iii)
                              termination of the Participant's  employment.  The
                              Participant may defer distribution to a subsequent
                              date  unless his benefit may be cashed out without
                              his consent  pursuant to Subsection 5.9, or unless
                              he is  subject  to  Section  5.8  as a  result  of
                              attaining age seventy and one-half (70 1/2).

                     (b)      If  the   Participant   does  not   consent  to  a
                              distribution as provided above,  such distribution
                              shall be made based on the value of the Individual
                              Account as of the Valuation Date  coincident  with
                              or immediately  preceding the receipt of notice by
                              the   Committee  of  the  election  to  receive  a
                              distribution.  Such distribution  shall be made as
                              soon  as  reasonably   possible   following   such
                              Valuation Date.

Section 5.8          MINIMUM DISTRIBUTIONS

                     (a)      The Individual Account of all Participants must be
                              distributed or commence to be distributed no later
                              than April 1 following  the calendar year in which
                              such  individual  attains age seventy and one-half
                              (70-1/2)  unless such  individual has  effectively
                              executed a waiver  prior to  January  1, 1984,  in
                              accordance   with  the  Code   and   notices   and
                              regulations  issued  thereunder.  However,  if the
                              Participant  was not a five  percent (5%) owner in
                              any Plan Year after  attaining age  sixty-five and
                              one-half (65-1/2) and had attained age seventy and
                              one-half   (70-1/2)  prior  to  January  1,  1988,
                              distributions to said Participant must commence no
                              later than the April 1 following the calendar year
                              in which the later of termination of employment or
                              age seventy and one-half  (70-1/2) occurs,  or the
                              Participant  becomes a five  percent  (5%)  owner.
                              Effective  June  1,  1998  for a  Participant  who
                              attains age seventy and  one-half  (70-1/2)  while
                              actively   at   work,    distributions   to   said
                              Participant  must commence no later than the April
                              1 following  the calendar  year in which the later
                              of termination of employment,  or the  Participant
                              becomes a five percent (5%) owner.

                     (b)      All  distributions  required  under  this  Article
                              shall be determined  and made in  accordance  with
                              the Proposed  Regulations under Section 401(a)(9),
                              including  the  minimum  distribution   incidental
                              benefit

                                       32

                              requirement  of  Section   1.401(a)(9)-2   of  the
                              proposed regulations.

Section 5.9          METHODS OF PAYMENT

                     (a)      A  Participant  or   Beneficiary   shall  elect  a
                              distribution of the Individual Account as provided
                              hereinafter. No other manner of distribution shall
                              be provided. The request by the Participant or the
                              Beneficiary shall be in writing and shall be filed
                              with the  Committee  at  least  thirty  (30)  days
                              before distribution is to be made.  Effective June
                              1, 1998,  the  request by the  Participant  or the
                              Beneficiary   shall  be  in  a  manner   and  time
                              prescribed by the Committee. The Committee may not
                              require a distribution  without the consent of the
                              Participant  prior to his  reaching  the  later of
                              Normal  Retirement  Age or, if the  Participant is
                              deceased,  without the  consent of his spouse,  if
                              living,  or of his Beneficiary,  unless the vested
                              value of the  Individual  Account is not more than
                              three  thousand five hundred  dollars  ($3,500) or
                              effective  June  1,  1998  five  thousand  dollars
                              ($5,000). If the vested value of the Participant's
                              Individual  Account  is less than  three  thousand
                              five hundred dollars  ($3,500) ) or effective June
                              1,  1998  five  thousand  dollars  ($5,000),   the
                              benefits   payable   will   be  paid  as  soon  as
                              reasonably  possible  following the actual date of
                              severance, notwithstanding lack of consent. If the
                              vested  value  of  the  Participant's   Individual
                              Account  has been more than  three  thousand  five
                              hundred  dollars  ($3,500)  at  the  time  of  any
                              distribution,    the   value   the   Participant's
                              Individual  Account will be deemed to be more than
                              three  thousand five hundred  dollars  ($3,500) at
                              the  time  of  any  subsequent   distribution  for
                              purposes  of  the  consent  requirements  of  this
                              paragraph.  Notwithstanding the above, no lump sum
                              distribution  may be made after periodic  payments
                              have  commenced  unless  the  Participant  or  the
                              Participant's surviving spouse consents in writing
                              to the  distribution.  The  alternative  forms  of
                              distribution are as follows:

                              (1)     A lump  sum  distribution  in  cash  or in
                                      kind; or

                              (2)     Periodic   installment   payments  (either
                                      monthly or  annually)  for a period not to
                                      exceed ten (10) years as  selected  by the
                                      Participant or Beneficiary; or

                              (3)     Any combination of the above.

                     (b)      If  the   Participant   dies  after  the  periodic
                              installment   payments  commence  but  before  the
                              Individual  Account  is  fully  distributed,   the
                              balance remaining in the Individual  Account shall
                              be paid out over the periods remaining pursuant to
                              the  Participant's  election under item (2) or (3)
                              of  Subsection  (a) of this  Section,  or,  if the
                              Beneficiary   elects,  such  other  period  as  is
                              allowed under this Section.

                                       33

                     (c)      Any payment  provided  for in this Section may not
                              extend   beyond   the  life   expectancy   of  the
                              Participant   or  the  joint  and  last   survivor
                              expectancy  of  the   Participant  and  designated
                              Beneficiary.

                     (d)      If the Participant dies before distribution occurs
                              or commences,  the  Participant's  entire interest
                              will be  distributed  no later than five (5) years
                              after  the  Participant's  death,  except  to  the
                              extent   that  an  election  is  made  to  receive
                              distributions in accordance with (1) or (2) below:

                              (1)    If  any   portion   of  the   Participant's
                                     interest   is  payable   to  a   designated
                                     Beneficiary,  distributions  may be made in
                                     substantially  equal  installments over the
                                     life or life  expectancy of the  designated
                                     Beneficiary  commencing  no later  than one
                                     (1) year after the Participant's death.

                              (2)    If  the   designated   Beneficiary  is  the
                                     Participant's  surviving  spouse,  the date
                                     distributions  are  required  to be made or
                                     commence shall not be earlier than the date
                                     on  which  the   Participant   would   have
                                     attained age sixty-five (65). If the spouse
                                     dies before payments begin,  any subsequent
                                     distribution shall be made as if the spouse
                                     had been the Participant.

                     (e)      Notwithstanding any settlement option contained in
                              this Plan, the benefits payable to the Beneficiary
                              of  any  Participant  must  be  incidental  to the
                              primary purpose of distributing  accumulated funds
                              to  the  Participant,  and  if  the  Participant's
                              designated  Beneficiary  or survivor is other than
                              his  spouse,   the  settlement  option  shall  not
                              violate Code Section 401(a)(9).

                     (f)      This Plan  specifically  permits a distribution to
                              an  alternate  payee  under a  qualified  domestic
                              relations  order  at  any  time,  irrespective  of
                              whether the  Participant has attained his earliest
                              retirement  age under the  Plan.  Nothing  in this
                              Section 5.9 gives a Participant a right to receive
                              a  distribution  at a time otherwise not permitted
                              under  the Plan nor does it permit  the  alternate
                              payee to receive a form of payment  not  permitted
                              under the Plan.

Section 5.10         BENEFITS TO MINORS AND INCOMPETENTS

                     (a)      In case any person  entitled  to  receive  payment
                              under the Plan shall be a minor, the Committee, in
                              its discretion,  may dispose of such amount in any
                              one or more of the ways  specified  in  items  (1)
                              through (3) of this Subsection.

                              (1)    By payment thereof directly to such minor;

                                       34

                              (2)    By application thereof for benefit  of such
                                     minor;

                              (3)    By payment thereof to either parent of such
                                     minor or to any adult person with whom such
                                     minor  may at the time be  living or to any
                                     person who shall be legally  qualified  and
                                     shall be acting as  guardian  of the person
                                     or the  property  of such  minor;  provided
                                     only  that the  parent  or adult  person to
                                     whom any  amount  shall be paid  shall have
                                     advised the  Committee  in writing  that he
                                     will  hold  or  use  such  amount  for  the
                                     benefit of such minor.

                     (b)      In the event  that it shall be found that a person
                              entitled  to  receive  payment  under  the Plan is
                              physically  or mentally  incapable  of  personally
                              receiving  and  giving  a  valid  receipt  for any
                              payment due (unless  prior  claim  therefor  shall
                              have been made by a duly  qualified  committee  or
                              other legal  representative),  such payment may be
                              made  to  the  spouse,   son,  daughter,   parent,
                              brother,  sister  or other  person  deemed  by the
                              Committee to have incurred expense for such person
                              otherwise entitled to payment.

Section 5.11         UNCLAIMED BENEFITS

                              If, after diligent effort,  a Participant,  spouse
                              or  Beneficiary  who is entitled to a distribution
                              cannot be located  within a  reasonable  period of
                              time  after  the  date  such  distribution  was to
                              commence,  the  distributable  Individual  Account
                              balance   shall  be  deposited  in  such  separate
                              account  as  the  Trustee  shall  determine.   The
                              separate  account  shall be registered in the name
                              of the person  entitled to the  distribution.  The
                              balance  in  such   separate   account   shall  be
                              forfeited  on the fifth (5th)  anniversary  of the
                              Participant's  termination of employment,  or such
                              later date as the  Committee  may  determine,  and
                              shall   be  used   to   reduce   future   Employer
                              Contributions.   If  the  Participant,  spouse  or
                              Beneficiary  subsequently  presents a valid  claim
                              for the benefit to the  Committee,  the  Committee
                              shall cause the benefit, equal to the amount which
                              was forfeited under this Section,  to be restored,
                              first  from  forfeitures  and then  from  Employer
                              Contributions.

Section 5.12         PARTICIPANT DIRECTED ROLLOVERS

                     (a)      Any Participant, spouse or alternate payee under a
                              qualified  domestic  relations  order  entitled to
                              receive an eligible  rollover  distribution  on or
                              after January 1, 1993, may elect, pursuant to Code
                              Section  401(a)(31) and the rules and  regulations
                              issued pursuant thereto, to have such distribution
                              paid directly to an eligible  retirement plan. The
                              election  shall  be made in such  form and in such
                              manner as the  Employer  may  require,  consistent
                              with the rules and regulations  issued pursuant to
                              Code Section 401(a)(31).

                                       35

                     (b)      For purposes of Subsection (a) of this Section, an
                              eligible rollover  distributions is a distribution
                              of all or any portion of the balance to the credit
                              of the  distributee,  excluding  any  distribution
                              which  is (i)  one of a  series  of  substantially
                              equal periodic  payments (not less frequently than
                              annually)  made for the life (or life  expectancy)
                              or the joint lives (or joint life expectancies) of
                              the  recipient  and  the  recipient's   designated
                              beneficiary;  (ii) for a  specified  period of ten
                              (10)  years or more;  or (iii) is  required  to be
                              made under Code  Section  401(a)(9).  An  eligible
                              retirement   plan  is  an  individual   retirement
                              account  described  in  Code  Section  408(a),  an
                              individual  retirement  annuity  described in Code
                              Section 408(b) (other than an endowment contract),
                              a trust  described in Code Section  401(a) that is
                              exempt from tax under Code Section  501(a),  or an
                              annuity plan described in Code Section 403(a).

                     (c)      A  distributee  includes  an  Employee  or  Former
                              Employee.  In addition,  the  Employee's or Former
                              Employee's  surviving spouse and the Employee's or
                              Former  Employee's  spouse or former spouse who is
                              the  alternate  payee under a  qualified  domestic
                              relations  order,  as defined in Section 414(p) of
                              the  Code,  are  distributees  with  regard to the
                              interest of the spouse or former spouse.

                     (d)      Notwithstanding  any  provision of the Plan to the
                              contrary    that   would    otherwise    limit   a
                              distributee's   election  under  this  Article,  a
                              distributee  may  elect,  at the  time  and in the
                              manner  prescribed by the Plan  administrator,  to
                              have  any   portion   of  an   eligible   rollover
                              distribution   paid   directly   to  an   eligible
                              retirement  plan specified by the distributee in a
                              direct rollover.

                     (e)      A direct  rollover is a payment by the plan to the
                              eligible   retirement   plan   specified   by  the
                              distributee.

                                       36

                                    ARTICLE 6

                              WITHDRAWALS AND LOANS

Section 6.1          HARDSHIP WITHDRAWAL

                     (a)      Except as otherwise  provided in this Section,  in
                              such time and manner as the Committee may specify,
                              the  Committee in its sole  discretion  may permit
                              the  Participant  to  withdraw a portion or all of
                              the  balance  of his Salary  Redirection  Account;
                              provided that  earnings  allocated to such Account
                              after  December  31, 1988,  may not be  withdrawn.
                              Such withdrawal shall be based on the value of the
                              Account  on the  Valuation  Date as of  which  the
                              withdrawal  is  paid;   provided,   however,   the
                              Committee may defer the withdrawal if it is in the
                              best interest of the  Participant  requesting  the
                              withdrawal or the other Participants.

                     (b)      The  reason  for a  withdrawal  pursuant  to  this
                              Section must be to enable the  Participant to meet
                              unusual or  special  situations  in his  financial
                              affairs resulting in immediate and heavy financial
                              needs of the Participant. Such situations shall be
                              limited to:

                              (1)    Medical expenses (described in Code Section
                                     213(d))   previously    incurred   by   the
                                     Participant,  the  Participant's  spouse or
                                     any  dependents  of  the   Participant  (as
                                     defined in Code  Section  152) or necessary
                                     for these  persons to obtain  medical  care
                                     described in Code Section 213(d);

                              (2)    Purchase (excluding mortgage payments) of a
                                     principal residence for the Participant;

                              (3)    Payment of tuition and related  educational
                                     fees for the next  twelve  (12)  months  of
                                     post-secondary     education     for    the
                                     Participant,  his or her spouse,  children,
                                     or  dependents  (as defined in Code Section
                                     152);

                              (4)    The need to  prevent  the  eviction  of the
                                     Participant from his principal residence or
                                     foreclosure   on   the   mortgage   of  the
                                     Participant's principal residence; or

                              (5)    Any additional  items which may be added to
                                     the  list of  deemed  immediate  and  heavy
                                     financial  needs  by  the  Commissioner  of
                                     Internal Revenue through the publication of
                                     revenue   rulings,   notices,   and   other
                                     documents of general applicability.

                                       37

                              Any withdrawal hereunder may not exceed the amount
                              required  to meet  the  immediate  financial  need
                              created,  and  provided  further  that such amount
                              must  not  be  reasonably   available  from  other
                              resources  of the  Participant.  The  amount of an
                              immediate and heavy  financial  need shall include
                              any  federal,  state,  or local taxes or penalties
                              reasonably   anticipated   to   result   from  the
                              distribution.

                     (c)      The minimum amount of withdrawal a Participant may
                              make   pursuant  to  this  Section  shall  be  one
                              thousand dollars ($1,000).

                     (d)      The  Committee may shorten the notice period if it
                              finds it is administratively feasible. In granting
                              or  refusing  any  request  for  withdrawal  or in
                              shortening the notice period,  the Committee shall
                              apply  uniform  standards  consistently  and  such
                              discretionary  power shall not be applied so as to
                              discriminate   in  favor  of  Highly   Compensated
                              Employees.

                     (e)      The withdrawals under this Section shall in no way
                              affect said Participant's  continued participation
                              in this Plan  except by the  reduction  in account
                              balances caused by such  withdrawals and except as
                              provided in Subsection (f) of this Section.

                     (f)      If  a  Participant  withdraws  Salary  Redirection
                              pursuant to the  provisions of this  Section,  the
                              following  provisions  of  this  Subsection  shall
                              apply  and the  Committee  shall  deem  that  such
                              amount  requested for withdrawal is not reasonably
                              available from other resources of the Participant.

                              (1)    A withdrawal  may be made  pursuant to this
                                     Section  only  after  the  Participant  has
                                     obtained  all   distributions   other  than
                                     hardship distributions, and all non-taxable
                                     loans  available  under  this  Plan and all
                                     other plans maintained by the Company.

                              (2)    Elective    contributions    and   employee
                                     contributions under this Plan and all other
                                     plans  maintained  by the  Company  will be
                                     suspended  for  twelve  (12)  months  after
                                     receipt   of  the   withdrawal   of  Salary
                                     Redirection pursuant to this Section.

                              (3)    The limitation  provided for in Section 3.6
                                     for the  taxable  year  of the  Participant
                                     following   the   taxable   year   of   the
                                     withdrawal  pursuant to this Section  shall
                                     be   reduced   by   the   amount   of   the
                                     Participant's  Salary Redirection and other
                                     elective contributions for the taxable year
                                     of  the   Participant   during   which  the
                                     withdrawal  pursuant  to  this  Section  is
                                     taken.

                                       38

Section 6.2          PARTICIPANT LOANS

                     (a)      Upon  proper   application  of  a  Participant  or
                              Beneficiary  (which, for purposes of this Section,
                              shall mean any  person who is a party in  interest
                              as  defined  in  Section  3(14)  of  the  Employee
                              Retirement Income Security Act of 1974 and who has
                              a vested interest in his Individual Account), made
                              in  such  form  as  the  Investment   Manager  may
                              specify, the Investment Manager may make a loan to
                              the Participant or Beneficiary from his Individual
                              Account. Notwithstanding the preceding sentence, a
                              loan shall not be made to a non-active Participant
                              that  may  result  in  discrimination  under  Code
                              Section  401(a)(4).   The  application,   and  the
                              resulting loan, must meet the terms and conditions
                              specified in the following of this Section and the
                              approval or denial of a loan  request will be made
                              on the basis of whether  the loan would meet these
                              requirements.

                     (b)      The total amount of all loans shall not exceed the
                              lesser of:

                              (1)    Fifty thousand dollars  ($50,000),  reduced
                                     by the highest outstanding balance of loans
                                     from  the  Plan  during  the one  (1)  year
                                     period ending on the day before the loan is
                                     made; or

                              (2)    One-half    (1/2)    the   value   of   the
                                     Participant's  Individual Account under the
                                     Plan as of the date of the loan  minus  the
                                     outstanding balance of all other loans from
                                     the Plan as of the date of the loan.

                     (c)      The  amount  of any  loan  must  be at  least  one
                              thousand dollars ($1,000).

                     (d)      No more than four (4) loans may be  outstanding to
                              any  Participant  at any one time. No  Participant
                              may refinance a loan at any time.

                     (e)      The Investment  Manager shall credit  interest and
                              principal   payments   made   by  a   Participant,
                              including payments made pursuant to Subsection (g)
                              of this  Section,  against his loans  evidenced by
                              promissory  notes held as earmarked  assets of his
                              Individual Account, to the Trust Fund.

                     (f)      The maximum term of  repayment  for any loan shall
                              be five (5) years.  Notwithstanding  the preceding
                              sentence,  the  maximum  term  of any  loan  for a
                              principal  residence made under the Prior LNI Plan
                              or Prior LPI Plan made  prior to  January 1, 1998,
                              shall be fifteen (15) years.

                     (g)      The  Participant  shall  authorize his Employer to
                              deduct  approximately equal interest and principal
                              payments from his compensation  payable at the end
                              of each  regular  pay period  (no less  frequently
                              than quarterly) in an amount equal to at least ten
                              dollars  ($10.00) with respect to each outstanding
                              loan.  In the  event an  inactive  Participant  or
                              Beneficiary

                                       39

                              receives a loan  hereunder  or in the event that a
                              Participant  who  received  a  loan  ceases  to be
                              actively employed by the Company, repayments shall
                              be made to the Committee  pursuant to the terms of
                              the  promissory  note  (no  less  frequently  than
                              quarterly).  The Committee shall transfer payments
                              under this  Subsection to the  Investment  Manager
                              within a reasonable period of time.

                     (h)      A Participant  may repay, at any time, any portion
                              or all of the then outstanding  principal  balance
                              of any of his loans, together with interest due to
                              date on the prepaid portion.  Any such prepayments
                              shall be made to the Investment Manager. Except as
                              otherwise  provided  in  Subsection  (j)  of  this
                              Section,   such  right  of  prepayment   shall  be
                              entirely in the discretion of the  Participant and
                              shall be without premium or penalty.

                     (i)      The   collateral   for  each  loan  shall  be  the
                              assignment  of a  percentage,  sufficient  for the
                              amount of the loan,  of up to fifty  percent (50%)
                              of the Participant's  Individual Account as of the
                              date   the  loan  is   made,   supported   by  the
                              Participant's  promissory  note for the  amount of
                              such  loan,  including  interest,  payable  to the
                              order of the Trustee.

                     (j)      Each loan shall bear interest at a reasonable rate
                              to be fixed by the Investment  Manager which shall
                              be based on interest rates currently being charged
                              for loans by commercial  lending  institutions  in
                              the  same  geographical  area as the  situs of the
                              Trust.   The   Investment    Manager   shall   not
                              discriminate  among  Participants in the matter of
                              interest  rate;  but loans  granted  at  different
                              times may bear different interest rates if, in the
                              opinion of the Investment Manager, different rates
                              are required  based on the rates being  charged by
                              commercial lending institutions.

                     (k)      The  terms of the  promissory  note for each  loan
                              shall  provide  that  if  a  Participant  with  an
                              outstanding  loan  balance  defaults  on the  loan
                              prior to the earlier of  termination of employment
                              with the Company or attainment  of age  fifty-nine
                              and one-half (59-1/2),  interest shall continue to
                              accrue on the outstanding principal balance at the
                              stated rate,  and shall be added to the  principal
                              balance as it accrues.  If the Participant resumes
                              loan repayments,  such repayment of both principal
                              and  interest  shall be  based on the  outstanding
                              loan balance on the date  repayments  resume.  The
                              term of the loan, as originally  stated,  shall be
                              adjusted  so that  the  period  during  which  the
                              Participant  was in default  will be  disregarded.
                              If, on the earlier of  termination  of  employment
                              with the Company or attainment  of age  fifty-nine
                              and one-half  (59-1/2),  loan  repayments have not
                              resumed,  the end of the term of the loan  will be
                              deemed to have been reached. In such event, either
                              Subsection  (k) of this Section shall apply or, if
                              applicable,  the  Participant  shall be  deemed to
                              have   made  a   withdrawal   equal  to  the  then
                              outstanding  principal

                                       40

                              balance of the loan. Such deemed  withdrawal shall
                              be treated as a distribution  to which  Subsection
                              (l) of this Section applies.

                     (l)      No  distribution  under Article 5 shall be made to
                              any Participant, Former Participant or Beneficiary
                              unless  and  until  all  unpaid  loans,  including
                              accrued   interest,   have   been   repaid.   Such
                              Participant,  Former  Participant  or  Beneficiary
                              shall have the  option of paying  the unpaid  loan
                              balance  and accrued  interest  directly or having
                              such amount deducted from the distribution.

                              The terms of each  promissory  note shall  provide
                              that in the  event  of  default,  the  Participant
                              shall  be  deemed  to   consent   to  a  lump  sum
                              distribution  at the earliest date a  distribution
                              can be made  under  the Plan  equal to the  unpaid
                              loan balance and accrued interest.

                     (m)      In granting  or  refusing  any request for a loan,
                              the   Investment   Manager   shall  apply  uniform
                              standards   consistently  and  such  discretionary
                              power  shall not be  applied  to  discriminate  in
                              favor of Highly Compensated Employees.

                                       41

                                    ARTICLE 7

                          EMPLOYEE STOCK OWNERSHIP PLAN

Section 7.1       PURPOSE AND EFFECTIVE DATE

                              Effective  January 1,  1998,  the  Company  hereby
                              establishes  and  designates the LG&E Energy Corp.
                              Common Stock Fund as an Employee  Stock  Ownership
                              Plan  (ESOP)to  enable  eligible  Participants  to
                              acquire stock ownership interests in the Company.

Section 7.2       INVESTMENT IN COMPANY STOCK

                              The  ESOP  is  designed  to  invest  primarily  in
                              Company Stock and all accounts  under this Article
                              shall be invested in the LG&E Energy Corp.  Common
                              Stock Fund.

Section 7.3       PRIOR ESOP ACCOUNTS

                     (a)      PARTICIPATION

                              An  individual  with a Prior  ESOP  Account  shall
                              automatically  become a Participant in the Plan at
                              the  time of the  transfer  of  their  prior  ESOP
                              balance. ,

                  (b)      VESTING

                              That  portion  of  the  Participant's   Individual
                              Account  attributable  to the Prior  ESOP  Account
                              shall be fully-vested  and  non-forfeitable  under
                              the Plan.

                  (c)      WITHDRAWALS

                              Pursuant   to  the   procedures   adopted  by  the
                              Administrator,  including  but not  limited to the
                              establishment  of minimum  amounts,  a Participant
                              may elect to have  distributed  to him any portion
                              or all of his Prior ESOP Account.

                  (d)      TRANSFERS

                              Notwithstanding   the   provisions  of  Subsection
                              4.2(c) and Section 7.2,  effective January 1,1998,
                              a Participant,  Former Participant, or Beneficiary
                              after  reaching age fifty five (55),  may transfer
                              the  balance  of his Prior ESOP  Account  from the
                              LG&E Energy Corp.  Common Stock Fund to any of the
                              Investment Funds in the Plan.

                                       42

Section 7.4       GENERAL ESOP PROVISIONS

                  (a)      PAYMENT OF BENEFITS

                              Effective  January  1, 1998,  Payments  of amounts
                              invested in the LG&E  Energy  Corp.  Common  Stock
                              Fund  shall be in the form of a lump  sum.  Unless
                              the Participant elects otherwise, the distribution
                              shall be made no later than one (1) year after the
                              close of the Plan  Year in which  the  Participant
                              terminates  employment  due to  death,  Total  and
                              Permanent  Disability or  Retirement  and no later
                              than  five (5)  years  after the close of the Plan
                              Year in which  Participant  terminates  employment
                              for any other reason.

                  (b)      CONTRIBUTIONS

                              Effective  January  1,  1998,  the  Company  shall
                              contribute  to  the  Trustee  cash  equal  to,  or
                              Company  Stock  having an  aggregate  fair  market
                              value equal to, such  amounts  required by Section
                              3.2  and  Section  8.4 of the  Plan  to the  ESOP.
                              Contributions  by  Participants  are not required,
                              but shall be permitted in accordance  with Section
                              3.1 and Section 8.3.

Section 7.5       PUT OPTION

                              Effective January 1, 1998, if the Company Stock is
                              or becomes not readily  tradable on an established
                              market,  then any  Participant,  who is  otherwise
                              entitled  to a  distribution  for the Plan,  shall
                              have the right  (hereinafter  referred  to as "Put
                              Option")   to   require   that   the   Corporation
                              repurchase   any   Company   Stock  at  the  price
                              established   by  a  valuation   conducted  by  an
                              independent  appraiser (as  established in Section
                              401(a)(28) of the Code). The Put Option shall only
                              be  exercisable  during  the sixty (60) day period
                              immediately following the date of distribution and
                              if the Put  Option is not  exercised  within  such
                              sixty (60) day  period,  then it can be  exercised
                              for an additional period of sixty (60) days in the
                              following  Plan  Year.  This Put  Option  shall be
                              nonterminable   with  the  meaning  of  Regulation
                              54.4975-(11)(a)(ii).

                              The amount  paid for the  Company  Stock under the
                              Put Option  shall be paid in  substantially  equal
                              payments (not less  frequently than annually) over
                              a period beginning not later than thirty (30) days
                              after  the  exercise  of the  Put  Option  and not
                              exceeding five (5) years.  There shall be adequate
                              security provided and reasonable  interest paid on
                              the unpaid balance due under this paragraph.

                                       43

Section 7.6       LOANS

                  (a)         AUTHORIZATION OF LOAN

                              Effective  January 1, 1998, the Board of Directors
                              may direct  the  Trustee to incur a loan on behalf
                              of the  Trust in a  manner  and  under  conditions
                              which will  cause the loan to be an "exempt  loan"
                              within the  meaning of Section  4975(d)(2)  of the
                              Code and Regulations  thereunder.  A loan shall be
                              used   primarily   for   the   benefit   of   Plan
                              Participants and their Beneficiaries. The proceeds
                              of  each  such  loan  shall  be  used,   within  a
                              reasonable  time after the loan is obtained,  only
                              to purchase Company Stock, to repay the loan or to
                              repay any prior loan.  Any such loan shall provide
                              for   a   reasonable   rate   of   interest,    an
                              ascertainable  period  of  maturity  and  shall be
                              without  recourse  against the Plan. Any such loan
                              shall be secured solely by shares of Company Stock
                              acquired  with the proceeds of the loan and shares
                              of such  stock that were used as  collateral  on a
                              prior loan which was repaid  with the  proceeds of
                              the current loan. Such stock pledged as collateral
                              shall be placed in a Suspense Account and released
                              pursuant  to  Subsection  7.06(b),  as the loan is
                              repaid.  Company Stock  released from the Suspense
                              Account  shall be allocated in the ratio that each
                              eligible Participant's Compensation,  bears to the
                              total  Compensation,   paid  to  all  Participants
                              during  the  Plan  Year.  No  person  entitled  to
                              payment under a loan made pursuant to this Section
                              shall have recourse  against any Trust Fund assets
                              other  than the stock used as  collateral  for the
                              loan,  Sponsoring  Employer  contributions of cash
                              that are available to meet  obligations  under the
                              loan and earnings  attributable to such collateral
                              and the investment of such contributions. Employer
                              contributions  made with  respect to any Plan Year
                              during which the loan remains unpaid, and earnings
                              on such  contributions,  shall be deemed available
                              to  meet  obligations   under  the  loan,   unless
                              otherwise  provided  by the  Employer  at the time
                              such contributions are made.

                  (b)         RELEASE OF COMPANY STOCK

                              Any  pledge  of stock  as  collateral  under  this
                              Section shall provide for the release of shares so
                              pledged  upon the  payment  of any  portion of the
                              loan.  Shares so pledged  shall be released in the
                              proportion of the principal and interest,  paid on
                              the loan for the Plan Year bears to the  aggregate
                              principal and interest,  paid for the current Plan
                              Year and each Plan Year thereafter, as provided in
                              Regulation 54.4975-7(b)(8).

                  (c)         REPAYMENT OF THE LOAN

                              Payments  of  principal  and  interest on any loan
                              under this Section shall be made by the Trustee at
                              the  direction of the Committee  solely from:  (i)
                              employer    contributions    available   to   meet
                              obligations under the loan, (ii)

                                       44

                              earnings    from    the    investment    of   such
                              contributions,   (iii)  earnings  attributable  to
                              stock  pledged as  collateral  for the loan,  (iv)
                              other  dividends on stock to the extent  permitted
                              by law, (v) the proceeds of a subsequent loan made
                              to repay the loan,  and (vi) the  proceeds  of the
                              sale of any stock  pledged as  collateral  for the
                              loan. The contributions and earnings  available to
                              pay the loan must be accounted  for  separately by
                              the Committee until the loan is repaid.

                  (d)         ALLOCATIONS TO INDIVIDUAL ACCOUNT

                              Subject  to  the  limitations  in  Section  4.5 on
                              annual  additions  to a  Participant's  Individual
                              Account,  assets released from a Suspense  Account
                              by  reason  of  payment  made on a loan  shall  be
                              allocated  immediately  upon such  payment  to the
                              account  of all  Participants  who  then  would be
                              entitled to an allocation of contributions if such
                              payment  had been made on the last day of the Plan
                              Year.

Section 7.7       DISPOSITION OF DIVIDENDS ON COMPANY STOCK

                     (a)      DISTRIBUTION TO DIVIDEND ELIGIBLE PARTICIPANT

                              Effective  January  1,  1998,  the  Trustee  shall
                              distribute  dividends  paid on Company  Stock to a
                              Dividend  Eligible  Participant,   no  later  than
                              ninety  (90)  days  after the end of the Plan year
                              which said dividends are paid.

                     (b)      ALLOCATION OF DIVIDEND TO INDIVIDUAL ACCOUNTS

                              Effective  January  1,  1998,  the  Trustee  shall
                              allocate  dividends paid on Company  Stock,  which
                              are not otherwise distributed to Dividend Eligible
                              Participants   under  Subsection  7.7(a)  of  this
                              Section, to the Individual Account as provided for
                              in Section 4.3 of the Plan.

Section 7.8       VOTING OF STOCK AND OTHER STOCK RIGHTS

                     (a)      VOTING

                              Common Stock, including fractional shares, held by
                              the Trustee for a Participant's Individual Account
                              and invested in the LG&E Energy Corp. Common Stock
                              Fund, shall be voted by the Trustee at each annual
                              meeting  and  at  each  special   meeting  of  the
                              stockholders  of the Company at the  direction  of
                              the Participant to whose  Individual  Account such
                              stock is credited to the extent such vote would be
                              consistent with the Trustee's  duties under ERISA.
                              The  Trustee  shall cause each  Participant  to be
                              provided  with a copy of a  notice  of  each  such
                              stockholder meeting and the proxy statement of the
                              Company,  together with the  appropriate  form for
                              the    Participant    to   indicate   his   voting
                              instructions.  If the  instructions are

                                       45

                              not timely received by the Trustee with respect to
                              such   stock,   the   Trustee   shall   vote   the
                              uninstructed  stock in the same  proportion as the
                              instructed  stock to the extent such vote would be
                              consistent with the Trustee's duties under ERISA.

                     (b)      TENDER OFFER

                              Common Stock, including fractional shares, held by
                              the Trustee for a Participant's Individual Account
                              and  invested  in the LG&E  Energy  Corp.  Commons
                              Stock  Fund,  shall  be  tendered  by the  Trustee
                              pursuant  to a  tender  offer as  directed  by the
                              Participant to whose Individual Account such stock
                              is credited  to the extent  such  tender  would be
                              consistent with the Trustee's  duties under ERISA.
                              The  Trustee  shall cause each  Participant  to be
                              provided  with notice of any such tender  offer as
                              the Trustee  receives  as a holder of record,  and
                              which the  Trustee  reasonably  believes  also was
                              received  by  shareholders  generally,  as soon as
                              practicable   after  the  Trustee   receives  such
                              statements  or   information,   together  with  an
                              appropriate  form for the  Participant to indicate
                              his or her  instruction  regarding any such tender
                              offer. If instructions  are not timely received by
                              the Trustee  with  respect to any such stock or if
                              there is any unallocated  stock, the Trustee shall
                              tender   the  shares  of  such   uninstructed   or
                              unallocated  stock in the same  proportion  as the
                              Trustee  actually  receives timely  instruction to
                              tender  shares of stock to the extent  such tender
                              would  be  consistent  with the  Trustee's  duties
                              under ERISA.

Section 7.9       SECTION 16 COMPLIANCE

                              It is the  intention  of the Company that the Plan
                              and the  administration  of the Plan comply in all
                              respects   with  Section  16  of  the   Securities
                              Exchange Act of 1934 (the  "Act"),  as amended and
                              the rule and regulation promulgated thereunder. If
                              any  Plan   provision,   or  any   aspect  of  the
                              administration  of the Plan, is found not to be in
                              compliance   with  Section  16  of  the  Act,  the
                              provision or  administration  shall be deemed null
                              and  void,  and in all  events  the Plan  shall be
                              construed in favor of its meeting the requirements
                              of  Rule   16b-3   promulgated   under   the  Act.
                              Notwithstanding   anything  in  the  Plan  to  the
                              contrary,  the Committee,  in its discretion,  may
                              bifurcate  the  Plan so as to  restrict,  limit or
                              condition  the use of any provision of the Plan to
                              Participants  who are subject to Section 16 of the
                              Act   without   so   restricting,    limiting   or
                              conditioning   the  Plan  with  respect  to  other
                              Participants.

                                       46

                                    ARTICLE 8

                PROVISIONS RELATING TO ENERGY MARKETING EMPLOYEES

Section 8.1       ELIGIBILITY

                              Effective for the 1998 Plan Year a Participant who
                              is employed with a  Participating  Employer listed
                              on  Appendix B shall be  eligible  to  participate
                              under this Article 8.

Section 8.2       PROFIT SHARING CONTRIBUTIONS

                     (a)      AMOUNT OF PROFIT SHARING CONTRIBUTIONS

                              As of each  December  31  Valuation  Date for each
                              Plan Year, beginning with the 1998 Plan Year, each
                              Participating  Employer  shall  contribute  to the
                              respective  Profit Sharing Account of Participants
                              who are entitled to allocations  under  Subsection
                              8.2(b) such  Participating  Employer's  net profit
                              for the  taxable  year  ending with or within such
                              Plan Year in the amount of three  percent (3%). In
                              the  discretion  of the Board of  Directors,  such
                              contribution  may be increased or decreased.  Such
                              Profit Sharing  Contribution  shall not exceed the
                              lesser of the amount  deductible under Section 404
                              of the Code,  or the amount that are  allowable as
                              Annual Additions.

                     (b)      ALLOCATION OF PROFIT SHARING CONTRIBUTIONS

                              Each Participating  Employer's  contribution under
                              Subsection 8.2(a) shall be allocated to the Profit
                              Sharing Account of  Participants  who are actively
                              employed  as of  December  31 of the Plan Year who
                              have  been  credited  with at least  one  thousand
                              (1,000) Hours of Service  during their  Employment
                              Year  that  ends in the Plan  Year for  which  the
                              Profit  Sharing  Contribution  is being made,  and
                              those who have  retired on or after  their  Normal
                              Retirement  Dates,  died  or  become  Totally  and
                              Permanently Disabled during the Plan Year.

Section  8.3         SALARY REDIRECTION CONTRIBUTIONS

                              Each  Employee  employed by an Employer  listed on
                              Appendix  B  who  satisfies  the  requirements  of
                              Section 2.1 may elect to have  Salary  Redirection
                              made  on  his  behalf,   commencing  on  the  date
                              specified  in  Section  2.1.  Notwithstanding  the
                              foregoing,  an Employee who was a  Participant  in
                              the Prior LNI Plan shall be  immediately  eligible
                              to participate in the Plan. Such election shall be
                              made  by  entering   into  a

                                       47

                              Salary Redirection  agreement with the Employer in
                              which it is agreed that the Employer will redirect
                              a portion of the  Participant's  Compensation  and
                              contribute  that  designated  amount  to the Trust
                              Fund on behalf of the  Participant  in  accordance
                              with the following.

                     (a)      SALARY   REDIRECTION   AGREEMENT.   Each  eligible
                              Employee  may  enter  into  a  Salary  Redirection
                              agreement under which the Employee's Employer will
                              redirect   a   portion   of   the    Participant's
                              Compensation  during  each  payroll  period  in an
                              amount  equal to an integral  percentage  from one
                              percent  (1%) to  sixteen  percent  (16%)  of such
                              Compensation and contribute such percentage to the
                              Trust Fund on behalf of the Participant.

                     (b)      SUBMISSION   OF   FORM.   In  order   for   Salary
                              Redirection  to commence on the  appropriate  date
                              (the  beginning of a payroll  period),  the Salary
                              Redirection  agreement  must  be  received  by the
                              Committee,  or effective June 1, 1998 the designee
                              of the Committee, at least fifteen (15) days prior
                              to  the  date  Salary  Redirection  is  to  start.
                              Notwithstanding    the   above,    a    terminated
                              Participant  who is reemployed  and is eligible to
                              participate  upon  reemployment  may enter  into a
                              Salary  Redirection  Agreement on his reemployment
                              date to be  applicable to  Compensation  earned on
                              and after such  date.  Effective  June 1, 1998,  a
                              Participant  may elect to have Salary  Redirection
                              made on his behalf  commencing  with the first day
                              of any payroll  period  which is at least  fifteen
                              (15) days after the date of an election  made in a
                              manner prescribed by the Committee. In the event a
                              Participant  does  not  so  elect  when  initially
                              eligible, he may subsequently elect to have Salary
                              Redirection made on his behalf commencing with the
                              first day of any payroll  period which is at least
                              fifteen  (15) days after the date his  election in
                              the form  prescribed by the Committee.  The Salary
                              Redirection  agreement  shall  be made in a manner
                              prescribed by the Committee.  Such agreement shall
                              authorize  the  Employer  to  reduce  Compensation
                              otherwise  payable to the Participant  during each
                              pay  period by the  amount  of Salary  Redirection
                              elected.

                     (c)      CHANGE  IN  REDIRECTED   AMOUNTS.   A  Participant
                              electing  to have Salary  Redirection  made on his
                              behalf to the Plan pursuant to this Section,  may,
                              on a Salary Redirection  agreement provided by and
                              submitted to the  Committee,  increase or decrease
                              his  Salary   Redirection   amount   (within
                              the  appropriate  minimum  and  maximum) as of the
                              first day of any payroll  period which is at least
                              fifteen (15) days after the date his election form
                              is   received   by   the   Committee,    but   not
                              retroactively.   Effective   June   1,   1998,   a
                              Participant  electing to have  Salary  Redirection
                              made on his  behalf to the Plan  pursuant  to this
                              Section,  may,  in  a  manner  prescribed  by  the
                              Committee   enter   into  a   Salary   Redirection
                              agreement  to  increase  or  decrease  his  Salary
                              Redirection amount (within

                                       48

                              the  appropriate  minimum  and  maximum) as of the
                              first day of any payroll  period which is at least
                              (15) days after the date of such election, but not
                              retroactively.  The Salary  Redirection  agreement
                              shall  state the amount of Salary  Redirection  he
                              desires to have made.

                     (d)      CESSATION  OF  REDIRECTION.  Any  Participant  may
                              elect to cease future  Salary  Redirection  to the
                              Plan  effective  with the  first  regular  payroll
                              period that it is administratively  possible to do
                              so following  notification.  In the event any such
                              Participant   desires   thereafter  to  recommence
                              having Salary  Redirection made on his behalf,  he
                              shall be allowed to do so effective with the first
                              day  of  any  payroll  period  which  is at  least
                              fifteen (15) days after receipt of written  notice
                              by the  Committee  on  the  appropriate  form,  or
                              effective June 1, 1998 in the manner prescribed by
                              the   Committee   stating  the  amount  of  Salary
                              Redirection he desires to have made.

                     (e)      NOTICE    REQUIREMENTS.    Any   of   the   notice
                              requirements  in this Section may be lengthened or
                              shortened   by  the   Committee  if  it  finds  it
                              administratively  necessary  or feasible to do so,
                              with  such   discretion   being   exercised  in  a
                              nondiscriminatory manner.

                    (f)       PAYMENT TO TRUSTEE.  The Employer shall pay to the
                              Trustee any Salary  Redirection  made on behalf of
                              any Participant within a reasonable time following
                              the  end of  each  regular  pay  period  as it can
                              reasonably  be  segregated   from  the  Employer's
                              general  assets,  but no later than the  fifteenth
                              (15th)  business  day of the month  following  the
                              month in which the Salary  Redirection is received
                              by the Employer or the fifteenth  (15th)  business
                              day of the month  following the month in which the
                              Salary   Redirection  would  otherwise  have  been
                              payable to the Participant in cash.

                    (t)       AMOUNTS  OF  ESOP   DIVIDENDS   DEEMED   DEFERRED.
                              Effective  January 1, 1998, a Participant  will be
                              deemed   to  have   elected   to  have  a   Salary
                              Redirection  made on his  behalf in the  amount of
                              the ESOP Dividends paid to him in cash, subject to
                              the limits of Sections  401(k),  402(g) and 415 of
                              the Code  and the  regulations  thereunder  deemed
                              deferrals made pursuant to this Subsection 8.3(g),
                              shall not be taken into account in the calculation
                              of the percentage of salary redirected pursuant to
                              Subsection 8.3(a).

Section 8.4          MATCHING CONTRIBUTIONS

                              For each Accounting Year in which the Employer has
                              net  profits  or  accumulated   net  profits,   as
                              determined  under  generally  accepted  accounting
                              principles,  the  Employer  shall make an Employer
                              Matching  Contribution  from such net  profits  or
                              accumulated  net  profits  to the

                                       49

                              Trust Fund on behalf of eligible Participants. The
                              Matching  Contribution will be an amount necessary
                              to  match  one  hundred   percent  (100%)  of  the
                              eligible   Participants'   net   eligible   Salary
                              Redirection  made to the  Trust  Fund for the Plan
                              Year. Net eligible Salary Redirection means Salary
                              Redirection   not  to  exceed  four  percent  (4%)
                              percent  of  Compensation  during  the Plan  Year,
                              which Salary  Redirection  has not been withdrawn.
                              For purposes of  calculating  net eligible  Salary
                              Redirection,  withdrawals  shall be deemed to have
                              been made from the earliest Salary Redirection not
                              yet withdrawn.  Any Matching Contribution which is
                              made as of a Valuation  Date shall be allocated to
                              the Matching Contribution Account of each eligible
                              Participant.  For  purposes  of this  Section,  an
                              eligible  Participant shall mean a Participant who
                              has made Salary Redirection  contributions  during
                              the Plan Year.

Section 8.5          EMPLOYEE VOLUNTARY CONTRIBUTIONS

                              Each Participant employed by an Employer listed on
                              Appendix B may, but shall not be required to, make
                              after-tax Employee Voluntary  Contributions to the
                              Plan by payroll deduction in an amount equal to an
                              integral  percentage  from  one  percent  (1%)  to
                              sixteen percent (16%) (or such lower percentage as
                              the Committee,  in its  discretion,  may determine
                              for any  Plan  Year) of his  Compensation  for the
                              Plan Year. Notwithstanding the preceding sentence,
                              a  Participant  may not  make  Employee  Voluntary
                              Contributions  that would cause his total Employee
                              Voluntary  Contributions  and  Salary  Redirection
                              Contributions  for the Plan Year to exceed sixteen
                              percent  (16%) (or such  other  percentage  as the
                              Committee,  in its  discretion,  may establish for
                              any Plan  Year) of his  Compensation  for the Plan
                              Year. The Committee may limit  Employee  Voluntary
                              Contributions  at any  time,  if such  limits  are
                              necessary  of  advisable  in order for the Plan to
                              comply with Section 3.5.

Section 8.6          SUBMISSION OF FORM

                              In order for Employee  Voluntary  Contributions to
                              commence on the appropriate date (the beginning of
                              a  payroll   period),   the   Employee   Voluntary
                              Contributions  agreement  must be  received by the
                              Committee,  or effective  June 1,1998 the designee
                              of the Committee, at least fifteen (15) days prior
                              to the date Employee Voluntary  Contribution is to
                              start.  Notwithstanding  the above,  a  terminated
                              Participant  who is reemployed  and is eligible to
                              participate  upon  reemployment  may enter  into a
                              Employee Voluntary  Contributions Agreement on his
                              reemployment date to be applicable to Compensation
                              earned  on and  after  such  date.  In the event a
                              Participant  does  not  so  elect  when  initially
                              eligible,   he  may  subsequently  elect  to  have
                              Employee  Voluntary   Contributions  made  on  his
                              behalf  commencing  with  the  first  day  of  any
                              payroll period which is at least fifteen (15) days

                                       50

                              after the date his  election  form is delivered to
                              the   Committee.   Effective   June  1,  1998,   a
                              Participant  may elect to have Employee  Voluntary
                              Contributions  made on his behalf  commencing with
                              the first day of any  payroll  period  which is at
                              least  fifteen  (15)  days  after  the  date of an
                              election  made  in  a  manner  prescribed  by  the
                              Committee.  In the event a Participant does not so
                              elect when initially eligible, he may subsequently
                              elect  to have  Employee  Voluntary  Contributions
                              made on his behalf  commencing  with the first day
                              of any payroll  period  which is at least  fifteen
                              (15) days after the date his  election in the form
                              prescribed   by  the   Committee.   The   Employee
                              Voluntary  Contributions  agreement  shall be on a
                              form  provided by the  Committee.  Such  agreement
                              shall  authorize the Employer to reduce the amount
                              otherwise  payable to the Participant  during each
                              pay period by the amount of the Employee Voluntary
                              Contribution elected.

                     (a)      CHANGE IN EMPLOYEE VOLUNTARY CONTRIBUTION AMOUNTS.
                              A Participant  electing to have Employee Voluntary
                              Contributions  made  on his  behalf  to  the  Plan
                              pursuant  to  this  Section,  may,  on a  Employee
                              Voluntary  Contributions agreement provided by and
                              submitted to the  Committee,  increase or decrease
                              his  Employee   Voluntary   Contributions   amount
                              (within the appropriate minimum and maximum) as of
                              the first day of any  payroll  period  which is at
                              least   fifteen  (15)  days  after  the  date  his
                              election  form is received by the  Committee,  but
                              not  retroactively.   Effective  June  1,  1998  a
                              Participant  electing to have  Employee  Voluntary
                              Contributions  made  on his  behalf  to  the  Plan
                              pursuant  to  this  Section,   may,  in  a  manner
                              prescribed by the Committee, enter into a Employee
                              Voluntary  Contributions  agreement to increase or
                              decrease  his  Employee  Voluntary   Contributions
                              amount   (within  the   appropriate   minimum  and
                              maximum) as of the first day of any payroll period
                              which is at least fifteen (15) days after the date
                              of  such  election,  but  not  retroactively.  The
                              Employee Voluntary  Contributions  agreement shall
                              state   the   amount   of    Employee    Voluntary
                              Contributions he desires to have made.

                     (b)      CESSATION  OF  REDIRECTION.  Any  Participant  may
                              elect   to   cease   future   Employee   Voluntary
                              Contributions to the Plan effective with the first
                              regular payroll period that it is administratively
                              possible to do so following  notification.  In the
                              event any such Participant  desires  thereafter to
                              recommence having Employee Voluntary Contributions
                              made on his  behalf,  he shall be allowed to do so
                              effective with the first day of any payroll period
                              which is at least  fifteen (15) days after receipt
                              of  written   notice  by  the   Committee  on  the
                              appropriate form, or effective June 1, 1998 in the
                              manner  prescribed by the  Committee,  stating the
                              amount  of  Employee  Voluntary  Contributions  he
                              desires to have made.

                     (c)      NOTICE    REQUIREMENTS.    Any   of   the   notice
                              requirements  in this Section

                                       51

                              may be lengthened or shortened by the Committee if
                              it finds it administratively necessary or feasible
                              to do so, with such discretion  being exercised in
                              a nondiscriminatory manner.

                     (d)      PAYMENT TO TRUSTEE.  The Employer shall pay to the
                              Trustee any Employee Voluntary  Contributions made
                              on behalf of any  Participant  within a reasonable
                              time  following the end of each regular pay period
                              as  it  can  reasonably  be  segregated  from  the
                              Employer's  general assets,  but no later than the
                              fifteenth   (15th)   business  day  of  the  month
                              following   the  month  in  which   the   Employee
                              Voluntary Contribution is received by the Employer
                              or the fifteenth  (15th) business day of the month
                              following   the  month  in  which   the   Employee
                              Voluntary  Contribution  would otherwise have been
                              payable to the Participant in cash.

Section 8.7       VESTING

                              That   portion   of   the   Indiv8idual    Account
                              established  pursuant  to Section  8.2 and Section
                              8.4,  shall vest in accordance  with the following
                              schedule:

                              Years of Service                 Vested Percentage

                              Less than 1 year                       0%
                              1 year but less than 2                20%
                              2 years but less than 3               40%
                              3 years but less than 4               60%
                              4 years but less than 5               80%
                              5 years or more                      100%

                              Notwithstanding the foregoing,  the portion of the
                              Individual Account established pursuant to Section
                              10.1,  which is attributable to Employer  Matching
                              Contributions  for  Participants  in the Prior LNI
                              Plan  hired  prior  to May 15,  1995  shall be one
                              hundred percent (100%) vested in their  Individual
                              Account.   Furthermore,   the   portion   of   the
                              Individual Account established pursuant to Section
                              10.1,  which is attributable to Employer  Matching
                              Contributions  for  Participants  in the Prior LNI
                              Plan made  prior to  January  1, 1998 shall be one
                              hundred percent (100%) vested in their  Individual
                              Account.

Section 8.8       FORFEITURES

                           (a)       A  Participant  who  terminates  employment
                                     pursuant  to this  Article  with a zero (0)
                                     vested  percentage  shall be deemed to have
                                     received  a  distribution  on the  date  he
                                     terminates  employment.   If  a  terminated
                                     Participant  receives a distribution of the
                                     vested  portion of his  Individual  Account
                                     prior  to  incurring  five  (5)  Breaks  in

                                       52

                                     Service or if the terminated Participant is
                                     zero percent (0%) vested in his  Individual
                                     Account,  the  non-vested  balance  of such
                                     terminated Participant's Individual Account
                                     shall  be  forfeited  as  of  the  date  he
                                     receives  or  is  deemed  to  receive  said
                                     distribution.  If the Participant  does not
                                     repay  the  distributed   amount,   upon  a
                                     subsequent  termination of employment prior
                                     to the  Participant's  becoming one hundred
                                     percent    (100%)    vested,    the   gross
                                     distribution   shall   be   determined   by
                                     multiplying  the vested  percentage  at the
                                     subsequent termination by the amount of the
                                     account   balance   as  of  the   date   of
                                     distribution    plus    the    distribution
                                     previously  received.   The  amount  to  be
                                     distributed to the Participant shall be the
                                     gross   distribution   minus   the   amount
                                     previously distributed.

                           (b)       If a terminated  Participant  is reemployed
                                     and again  becomes a  Participant  prior to
                                     incurring  five (5)  consecutive  Breaks in
                                     Service,  any amount forfeited  pursuant to
                                     this   Section  will  be  restored  to  his
                                     Individual  Account if he repays,  prior to
                                     the  earlier  of the  last  day of the Plan
                                     Year in which he  incurs  his  fifth  (5th)
                                     consecutive Break in Service  commencing on
                                     the  date of the  distribution  or the date
                                     which is five (5)  years  after the date on
                                     which the  Participant is  reemployed,  the
                                     amount  previously  distributed to him from
                                     such Account.  Restoration  of a forfeiture
                                     will come from  forfeitures  in the year in
                                     which he is  reemployed  and, to the extent
                                     such forfeitures are not sufficient, from a
                                     special Employer Contribution. For purposes
                                     of this  Subsection,  a Participant  who is
                                     deemed  to  have  received  a  distribution
                                     pursuant to this  Section will be deemed to
                                     have   repaid   the    distribution    upon
                                     reemployment.

                           (c)      The  non-vested  balance  of the  Individual
                                    Account of a terminated Participant shall be
                                    forfeited  as of the  December 31  Valuation
                                    Date following the  Participant's  incurring
                                    five (5)  consecutive  Breaks in  Service if
                                    the  Participant is vested in any portion of
                                    his Individual  Account and does not receive
                                    a  distribution  prior to incurring five (5)
                                    consecutive Breaks in Service.

                           (d)      Any   amount   forfeited   as   a   Matching
                                    Contribution or Profit Sharing  Contribution
                                    will   be    reallocated   as   a   Matching
                                    Contribution    or    a    Profit    Sharing
                                    Contribution respectively.

                                       53

                                    ARTICLE 9

               PROVISIONS RELATING TO PRIOR LPI PLAN PARTICIPANTS

Section 9.1       PRIOR LPI PLAN BALANCES

                           Effective   January  1,  1998,   individual   account
                           balances  of the Prior LPI Plan shall be  transferred
                           to  the   Plan,   and  shall   become   part  of  the
                           Participant's Individual Account under the Plan.

Section 9.2       SERVICE

                           Notwithstanding  the definition of Year of Service in
                           Section  1.67,  Service  for  any  Employee  who  was
                           employed  by an Employer  participating  in the Prior
                           LPI Plan, prior to becoming a Participant in the Plan
                           shall be  defined  to include  the  aggregate  of the
                           employment period with the Employer.

Section 9.3       VESTING

                           That portion of the  Individual  Account  established
                           pursuant to Section  9.1,  which is  attributable  to
                           Employer    Matching    and    Mandatory     Employer
                           Contributions  shall  continue to vest in  accordance
                           with the following schedule:

                             Years of Service            Vested Percentage

                           Less than 1 year                          0%
                           1 year but less than 2                   20%
                           2 years but less than 3                  40%
                           3 years but less than 4                  60%
                           4 years but less than 5                  80%
                           5 years or more                         100%

Section 9.4       FORFEITURES

                           (a)       A  Participant  who  terminates  employment
                                     pursuant  to this  Article  with a zero (0)
                                     vested  percentage  shall be deemed to have
                                     received  a  distribution  on the  date  he
                                     terminates  employment.   If  a  terminated
                                     Participant  receives a distribution of the
                                     vested  portion of his  Individual  Account
                                     prior  to  incurring  five  (5)  Breaks  in
                                     Service or if the terminated Participant is
                                     zero percent (0%) vested in his  Individual
                                     Account,  the  non-vested  balance  of such
                                     terminated Participant's Individual Account
                                     shall  be  forfeited  as  of  the  date  he
                                     receives  or  is  deemed  to  receive  said
                                     distribution.  If the Participant  does not
                                     repay  the  distributed   amount,   upon  a
                                     subsequent  termination of employment prior
                                     to the  Participant's

                                       54

                                     becoming one hundred percent (100%) vested,
                                     the gross  distribution shall be determined
                                     by multiplying the vested percentage at the
                                     subsequent termination by the amount of the
                                     account   balance   as  of  the   date   of
                                     distribution    plus    the    distribution
                                     previously  received.   The  amount  to  be
                                     distributed to the Participant shall be the
                                     gross   distribution   minus   the   amount
                                     previously distributed.

                           (b)       If a terminated  Participant  is reemployed
                                     and again  becomes a  Participant  prior to
                                     incurring  five (5)  consecutive  Breaks in
                                     Service,  any amount forfeited  pursuant to
                                     this   Section  will  be  restored  to  his
                                     Individual  Account if he repays,  prior to
                                     the  earlier  of the  last  day of the Plan
                                     Year in which he  incurs  his  fifth  (5th)
                                     consecutive Break in Service  commencing on
                                     the  date of the  distribution  or the date
                                     which is five (5)  years  after the date on
                                     which the  Participant is  reemployed,  the
                                     amount  previously  distributed to him from
                                     such Account.  Restoration  of a forfeiture
                                     will come from  forfeitures  in the year in
                                     which he is  reemployed  and, to the extent
                                     such forfeitures are not sufficient, from a
                                     special Employer Contribution. For purposes
                                     of this  Subsection,  a Participant  who is
                                     deemed  to  have  received  a  distribution
                                     pursuant to this  Section will be deemed to
                                     have   repaid   the    distribution    upon
                                     reemployment.

                           (c)      The  non-vested  balance  of the  Individual
                                    Account of a terminated Participant shall be
                                    forfeited  as of the  December 31  Valuation
                                    Date following the  Participant's  incurring
                                    five (5)  consecutive  Breaks in  Service if
                                    the  Participant is vested in any portion of
                                    his Individual  Account and does not receive
                                    a  distribution  prior to incurring five (5)
                                    consecutive Breaks in Service.

                           (d)      Any   amount   forfeited   as   a   Matching
                                    Contribution or Profit Sharing  Contribution
                                    will   be    reallocated   as   a   Matching
                                    Contribution    or    a    Profit    Sharing
                                    Contribution respectively.

                                       55

                                   ARTICLE 10

               PROVISIONS RELATING TO PRIOR LNI PLAN PARTICIPANTS

Section 10.1      PRIOR LNI PLAN BALANCES

                              Effective  January  1,  1998,  individual  account
                              balances   of  the   Prior   LNI  Plan   shall  be
                              transferred  to the Plan, and shall become part of
                              the  Participant's  Individual  Account  under the
                              Plan ("Prior LNI Balance").

Section 10.2      SERVICE

                              Notwithstanding   the  definition  of  Service  in
                              Section  1.67,  Service for any  Employee  who was
                              employed by an Employer participating in the Prior
                              LNI Plan,  prior to becoming a Participant  in the
                              Plan shall be defined to include the  aggregate of
                              the employment period with the Employer.

Section  10.3     VESTING

                              That portion of the Individual Account established
                              pursuant to Section 10.1, which is attributable to
                              Employer  Matching   Contributions  and  Mandatory
                              Employer  Contributions  shall continue to vest in
                              accordance with the following schedule:

                                      Years of Service         Vested Percentage

                                Less than 1 year                       0%
                                1 year but less than 2                25%
                                2 years but less than 3               50%
                                3 years but less than 4               75%
                                4 years or more                      100%

                              Notwithstanding the foregoing,  the portion of the
                              Individual Account established pursuant to Section
                              10.1,  which is attributable to Employer  Matching
                              Contributions  for  Participants  in the Prior LNI
                              Plan  during  the  1997  Plan  Year,  shall be one
                              hundred  percent  (100%) vested in said portion of
                              their Individual Account.

Section 10.4      FORFEITURES

                     (a)      A Participant who terminates  employment  pursuant
                              to this Article with a zero (0) vested  percentage
                              shall be deemed to have received a distribution on
                              the date he terminates employment. If a terminated
                              Participant  receives a distribution of the vested
                              portion  of  his   Individual   Account  prior  to
                              incurring  five (5)  Breaks in

                                       56

                              Service or if the  terminated  Participant is zero
                              percent (0%) vested in his Individual Account, the
                              non-vested     balance    of    such    terminated
                              Participant's    Individual   Account   shall   be
                              forfeited  as of the date he receives or is deemed
                              to receive said  distribution.  If the Participant
                              does not  repay  the  distributed  amount,  upon a
                              subsequent  termination of employment prior to the
                              Participant's  becoming one hundred percent (100%)
                              vested, the gross distribution shall be determined
                              by  multiplying  the  vested   percentage  at  the
                              subsequent   termination  by  the  amount  of  the
                              account  balance  as of the  date of  distribution
                              plus the  distribution  previously  received.  The
                              amount to be distributed to the Participant  shall
                              be  the  gross   distribution   minus  the  amount
                              previously distributed.

                     (b)      If a  terminated  Participant  is  reemployed  and
                              again  becomes a  Participant  prior to  incurring
                              five (5) consecutive Breaks in Service, any amount
                              forfeited   pursuant  to  this   Section  will  be
                              restored to his  Individual  Account if he repays,
                              prior to the  earlier  of the last day of the Plan
                              Year  in  which  he   incurs   his   fifth   (5th)
                              consecutive  Break in  Service  commencing  on the
                              date of the distribution or the date which is five
                              (5) years after the date on which the  Participant
                              is reemployed,  the amount previously  distributed
                              to  him  from  such  Account.   Restoration  of  a
                              forfeiture will come from  forfeitures in the year
                              in which he is reemployed  and, to the extent such
                              forfeitures  are not  sufficient,  from a  special
                              Employer   Contribution.   For  purposes  of  this
                              Subsection,  a  Participant  who is deemed to have
                              received a  distribution  pursuant to this Section
                              will be deemed  to have  repaid  the  distribution
                              upon reemployment.

                     (c)      The non-vested  balance of the Individual  Account
                              of a terminated  Participant shall be forfeited as
                              of the December 31 Valuation  Date  following  the
                              Participant's   incurring  five  (5)   consecutive
                              Breaks in Service if the  Participant is vested in
                              any portion of his Individual Account and does not
                              receive a distribution prior to incurring five (5)
                              consecutive Breaks in Service.

                     (d)      Any amount forfeited as a Matching Contribution or
                              Profit Sharing Contribution will be reallocated as
                              a  Matching   Contribution  or  a  Profit  Sharing
                              Contribution respectively.

Section 10.5      DISTRIBUTIONS

                              Notwithstanding   anything  in  the  Plan  to  the
                              contrary,  Participants  described in Section 10.1
                              with a portion of their Individual Account that is
                              attributable  to their  Prior  LNI  Balance  shall
                              receive distribution of said

                                       57

                              amounts in the manner prescribed below.

                     (a)      DISTRIBUTIONS  IN THE  FORM  OF AN  ANNUITY.  That
                              vested  portion  of  a  Participant's   Individual
                              Account  attributable  to the  Prior  LNI  Balance
                              shall be paid in the form of a Qualified Joint and
                              Survivor  Annuity.  The  Participant  may elect to
                              have such annuity  distributed  upon attainment of
                              Early Retirement. If a Participant dies before the
                              Annuity  Starting Date, the  Participant's  vested
                              Prior LNI  Balance  shall be  applied  toward  the
                              purchase  of a  Qualified  Preretirement  Survivor
                              Annuity.  The  Surviving  Spouse may elect to have
                              such annuity  distributed within a reasonable time
                              period   after  the   Participant's   death.   All
                              annuities  distributed  under the Plan which begin
                              prior to a Participant's  Required  Beginning Date
                              shall provide that the amount of the distributions
                              for the calendar year  preceding the calendar year
                              which contains the Required  Beginning Date comply
                              with  the  minimum  distribution  requirements  of
                              Section 401(a)(9) of the Code.

                     (b)      A Participant  may avoid  receiving a distribution
                              in the  form of a  Qualified  Joint  and  Survivor
                              Annuity by making a qualified election in which an
                              optional method of distribution  that is described
                              in  Section  5.9  is  selected.   Such   qualified
                              election  must be made  within the ninety (90) day
                              period  ending on the  Annuity  Starting  Date.  A
                              Participant  may avoid a distribution  if the form
                              of a Qualified  Preretirement  Survivor Annuity by
                              making a  qualified  election in which an optional
                              method  of  distribution   that  is  described  in
                              Section 5.9 is selected.  Such qualified  election
                              must  be made  during  the  period  in  which  the
                              Participant  attains age  thirty-five  (35) or the
                              date the  Participant  terminates  his  employment
                              with  the  Employer,  and  ending  on the  date of
                              death.

                                       58

                                   ARTICLE 11

                                     FUNDING

Section 11.1         CONTRIBUTIONS

                              Contributions   by   the   Employer   and  by  the
                              Participants  as  provided  for in  Article  3 and
                              Article 8 shall be paid over to the  Trustee.  All
                              contributions    by   the   Employer    shall   be
                              irrevocable, except as herein provided, and may be
                              used  only  for  the  exclusive   benefit  of  the
                              Participants,   Former   Participants   and  their
                              Beneficiaries.

Section 11.2         TRUSTEE

                              The  Sponsoring   Employer  has  entered  into  an
                              agreement with the Trustee  whereunder the Trustee
                              will  receive,  invest and  administer  as a trust
                              fund   contributions   made  under  this  Plan  in
                              accordance with the Trust Agreement.

                              Such Trust  Agreement is incorporated by reference
                              as a part  of the  Plan,  and  the  rights  of all
                              persons  hereunder are subject to the terms of the
                              Trust Agreement.  The Trust Agreement specifically
                              provides,  among other things,  for the investment
                              and  reinvestment  of  the  Fund  and  the  income
                              thereof,  the  management  of the Trust Fund,  the
                              responsibilities  and  immunities  of the Trustee,
                              removal  of  the  Trustee  and  appointment  of  a
                              successor,  accounting  by  the  Trustee  and  the
                              disbursement of the Trust Fund.

                              The Trustee shall, in accordance with the terms of
                              such Trust Agreement,  accept and receive all sums
                              of  money  paid  to it  from  time  to time by the
                              Employer, and shall hold, invest, reinvest, manage
                              and  administer  such  moneys  and the  increment,
                              increase,  earnings and income  thereof as a trust
                              fund   for   the   exclusive    benefit   of   the
                              Participants,   Former   Participants   and  their
                              Beneficiaries   or  the   payment  of   reasonable
                              expenses of administering the Plan.

                              In  the  event  that   affiliated   or  subsidiary
                              Employers  become  signatory  hereto,   completely
                              independent     records,      allocations,     and
                              contributions   shall  be   maintained   for  each
                              Employer. The Trustee may invest all funds without
                              segregating  assets  between  or  among  signatory
                              Employers.

                                       59

                                   ARTICLE 12

                                   FIDUCIARIES

Section 12.1         GENERAL

                              Each Fiduciary who is allocated specific duties or
                              responsibilities  under the Plan or any  Fiduciary
                              who  assumes  such a position  with the Plan shall
                              discharge his duties solely in the interest of the
                              Participants,      Former     Participants     and
                              Beneficiaries  and for the  exclusive  purpose  of
                              providing  such benefits as  stipulated  herein to
                              such   Participants,   Former   Participants   and
                              Beneficiaries, or defraying reasonable expenses of
                              administering   the  Plan.  Each   Fiduciary,   in
                              carrying  out such  duties  and  responsibilities,
                              shall  act with the  care,  skill,  prudence,  and
                              diligence under the circumstances  then prevailing
                              that a prudent  person  acting in a like  capacity
                              and  familiar  with  such  matters  would  use  in
                              exercising such authority or duties.

                              A Fiduciary  may serve in more than one  Fiduciary
                              capacity  and may  employ  one or more  persons to
                              render   advice  with  regard  to  his   Fiduciary
                              responsibilities.  If the  Fiduciary is serving as
                              such without compensation, all expenses reasonably
                              incurred by such Fiduciary  shall be paid from the
                              Trust Fund or by the Employer.

                              A   Fiduciary    may    delegate    any   of   his
                              responsibilities    for    the    operation    and
                              administration  of the Plan. In limitation of this
                              right,   a   Fiduciary   may  not   delegate   any
                              responsibilities  as contained  herein relating to
                              the management or control of the Trust Fund except
                              through the employment of an investment manager as
                              provided   in  Section   12.3  and  in  the  Trust
                              Agreement relating to the Fund.

Section 12.2         EMPLOYER

                              The Sponsoring Employer  established and maintains
                              the Plan for the benefit of its  Employees and for
                              Employees  of   Participating   Employers  and  of
                              necessity  retains  control of the  operation  and
                              administration   of  the  Plan.   The   Sponsoring
                              Employer,  in accordance with specific  provisions
                              of the Plan,  has as herein  indicated,  delegated
                              certain  of these  rights and  obligations  to the
                              Trustee, and the Committee and these parties shall
                              be solely  responsible for these,  and only these,
                              delegated rights and obligations.

                              The  Employer  shall  supply  such full and timely
                              information  for all matters  relating to the Plan
                              as (a) the Committee, (b) the Trustee, and (c) the
                              accountant  engaged  on  behalf of the Plan by the
                              Sponsoring

                                       60

                              Employer may require for the  effective  discharge
                              of their respective duties.

Section 12.3         TRUSTEE

                              The  Trustee,   in   accordance   with  the  Trust
                              Agreement,  shall  have  exclusive  authority  and
                              discretion  to manage and  control the Trust Fund,
                              except  that the  Sponsoring  Employer  may in its
                              discretion  employ  at any time  and from  time to
                              time an  Investment  Manager to direct the Trustee
                              with respect to all or a designated portion of the
                              assets comprising the Trust Fund.

Section 12.4         BENEFITS COMMITTEE

                     (a)      The Board of the Sponsoring Employer shall appoint
                              a Committee  of not less than three (3) persons to
                              hold  office  at  the  pleasure  of the  Board  of
                              Directors,  such  committee  to be  known  as  the
                              401(k) Savings Committee,  effective June 5, 1996,
                              the   Benefits   Committee,    collectively,   the
                              Committee.  No compensation  shall be paid members
                              of the  Committee  from the Trust Fund for service
                              on such Committee. The Committee shall choose from
                              among its members a  chairperson  and a secretary.
                              Any action of the Committee shall be determined by
                              the vote of a majority of its members.  Either the
                              chair or the secretary may execute any certificate
                              or written direction on behalf of the Committee.

                     (b)      Every  decision and action of the Committee  shall
                              be valid if  concurrence  is by a majority  of the
                              members then in office,  which  concurrence may be
                              had without a formal meeting.

                     (c)      In  accordance  with the  provisions  hereof,  the
                              Committee    has    been     delegated     certain
                              administrative functions relating to the Plan with
                              all  powers  necessary  to enable  it to  properly
                              carry  out such  duties.  Except  as  provided  in
                              Section 13.1, the Committee shall have no power in
                              any way to  modify,  alter,  add to,  or  subtract
                              from,  any  provisions  of  the  Plan;   provided,
                              however, that the Committee is authorized,  acting
                              by a majority  of its members  then in office,  to
                              make certain technical and non-material changes in
                              the Plan.  The Committee  shall have the power and
                              authority in its sole,  absolute and  uncontrolled
                              discretion to control and manage the operation and
                              administration  of the  Plan  and  shall  have all
                              powers necessary to accomplish these purposes. The
                              responsibility  and  authority  of  the  Committee
                              shall  include,  but shall not be limited  to, (i)
                              determining all questions  relating to eligibility
                              of employees to participate;  (ii) determining the
                              amount  and  kind  of   benefit   payable  to  any
                              Participant,    spouse   or   Beneficiary;   (iii)
                              establishing   and   reducing   to   writing   and
                              distributing  to any  Participant or Beneficiary a
                              claims procedure and administering that procedure,
                              including the processing

                                       61

                              and determination of all appeals thereunder;  (iv)
                              interpreting  the provisions of the Plan including
                              the publication of rules for the regulation of the
                              Plan as in its  sole,  absolute  and  uncontrolled
                              discretion  are deemed  necessary or advisable and
                              which are not inconsistent  with the express terms
                              hereof, the Code or the Employee Retirement Income
                              Security  Act  of  1974,   as  amended,   and  (v)
                              execution of amendments in accordance with Section
                              13.1. All disbursements by the Trustee, except for
                              the  ordinary  expenses of  administration  of the
                              Trust  Fund  or the  reimbursement  of  reasonable
                              expenses  at  the  direction  of  the   Sponsoring
                              Employer,  as provided herein, shall be made upon,
                              and in accordance with, the written  directions of
                              the  Committee.  When the Committee is required in
                              the   performance  of  its  duties   hereunder  to
                              administer   or   construe,    or   to   reach   a
                              determination,  under any of the provisions of the
                              Plan,  it shall do so on a uniform,  equitable and
                              nondiscriminatory basis.

                     (d)      The    Committee    may   employ   such   counsel,
                              accountants,  and other  agents  as it shall  deem
                              advisable.  The Sponsoring  Employer shall pay, or
                              cause  to  be  paid  from  the  Trust  Fund,   the
                              compensation  of such  counsel,  accountants,  and
                              other  agents and any other  expenses  incurred by
                              the  Committee in the  administration  of the Plan
                              and Trust.

Section 12.5         CLAIMS PROCEDURES

                     (a)      The Committee shall receive all  applications  for
                              benefits. Upon receipt by the Committee of such an
                              application,  it shall  determine  all facts which
                              are   necessary  to  establish  the  right  of  an
                              applicant to benefits  under the provisions of the
                              Plan and the amount  thereof  as herein  provided.
                              Upon  request,   the  Committee  will  afford  the
                              applicant  the right of a hearing  with respect to
                              any   finding  of  fact  or   determination.   The
                              applicant  shall be  notified  in  writing  of any
                              adverse  decision with respect to his claim within
                              ninety (90) days after its submission.  The notice
                              shall  be  written  in a manner  calculated  to be
                              understood  by the applicant and shall include the
                              items  specified  in items (1) through (4) of this
                              Subsection.

                              (1)    The  specific  reason or  reasons  for the
                                     denial;

                              (2)    Specific  references  to the pertinent Plan
                                     provisions on which the denial is based;

                              (3)    A description of any additional material or
                                     information  necessary for the applicant to
                                     perfect  the claim and an  explanation  why
                                     such material or  information is necessary;
                                     and

                              (4)    An explanation of the Plan's  claim  review
                                     procedures.

                                       62

                     (b)      If special  circumstances  require an extension of
                              time for  processing  the initial claim, a written
                              notice of the  extension  and the reason  therefor
                              shall be furnished to the claimant  before the end
                              of the initial ninety (90) day period. In no event
                              shall such extension exceed ninety (90) days.

                     (c)      In the event a claim for  benefits is denied or if
                              the  applicant  has had no  response to such claim
                              within  ninety  (90)  days of its  submission  (in
                              which case the claim for benefits  shall be deemed
                              to have been  denied),  the  applicant or his duly
                              authorized representative, at the applicant's sole
                              expense,  may appeal  the denial to the  Committee
                              within  sixty (60) days of the  receipt of written
                              notice of denial or sixty  (60) days from the date
                              such  claim is deemed to be  denied.  In  pursuing
                              such appeal the  applicant or his duly  authorized
                              representative:

                              (1)    May request  in  writing that the Committee
                                     review the denial;

                              (2)    May review pertinent documents; and

                              (3)    May submit issues and comments in writing.

                     (d)      The  decision on review shall be made within sixty
                              (60) days of receipt of the  request  for  review,
                              unless special  circumstances require an extension
                              of time for  processing,  in which case a decision
                              shall be  rendered  as soon as  possible,  but not
                              later  than one  hundred  twenty  (120) days after
                              receipt  of a  request  for  review.  If  such  an
                              extension of time is required,  written  notice of
                              the  extension  shall be furnished to the claimant
                              before  the end of the  original  sixty  (60)  day
                              period.  The  decision on review  shall be made in
                              writing,  shall be written in a manner  calculated
                              to  be  understood  by  the  claimant,  and  shall
                              include  specific  references to the provisions of
                              the Plan on which  such  denial is  based.  If the
                              decision  on review is not  furnished  within  the
                              time  specified  above,  the claim shall be deemed
                              denied on review.

Section 12.6         RECORDS

                              All acts and determinations of the Committee shall
                              be duly recorded by the secretary  thereof and all
                              such records together with such other documents as
                              may be  necessary in  exercising  his duties under
                              the Plan shall be preserved in the custody of such
                              secretary. Such records and documents shall at all
                              times be open for  inspection  and for the purpose
                              of making  copies by any person  designated by the
                              Sponsoring  Employer.  The Committee shall provide
                              such  timely   information,   resulting  from  the
                              application  of  its  responsibilities  under  the
                              Plan, as needed by the Trustee and the  accountant
                              engaged  on behalf  of the Plan

                                       63

                              by the  Sponsoring  Employer,  for  the  effective
                              discharge of their respective duties.

                                       64

                                   ARTICLE 13

                      AMENDMENT AND TERMINATION OF THE PLAN

Section 13.1         AMENDMENT OF THE PLAN

                              The  Sponsoring  Employer  shall have the right at
                              any time by action of the Board to  modify,  alter
                              or amend the Plan, in whole or in part;  effective
                              September  1,  1994 the  Committee  in the case of
                              non-material amendments,  provided,  however, that
                              the duties,  powers and  liability  of the Trustee
                              hereunder  shall  not  be  increased  without  its
                              written consent; and provided,  further,  that the
                              amount  of  benefits  which,  at the  time of such
                              modification,  alteration or amendment, shall have
                              accrued for any Participant, Former Participant or
                              Beneficiary   hereunder  shall  not  be  adversely
                              affected thereby; and provided,  further,  that no
                              such amendment  shall have the effect of reverting
                              to any  Employer  any  part  of the  principal  or
                              income of the Trust Fund. No amendment to the Plan
                              shall  decrease  the  balance  of a  Participant's
                              Individual  Account or eliminate an optional  form
                              of distribution.

Section 13.2         TERMINATION OF THE PLAN

                              The  Sponsoring  Employer  expects to continue the
                              Plan indefinitely,  but continuance is not assumed
                              as a  contractual  obligation  and the  Sponsoring
                              Employer  reserves the right at any time by action
                              of the Board to terminate its participation in the
                              Plan.  If the  Sponsoring  Employer  terminates or
                              partially terminates its participation in the Plan
                              or permanently  discontinues its  Contributions at
                              any time, each Participant  affected thereby shall
                              be then  vested  with the  amount to the credit in
                              his Individual Account.

                              In the event of termination or partial termination
                              of  the  Plan  by  the  Sponsoring  Employer,  the
                              Committee  shall  value the  Trust  Fund as of the
                              date of  termination.  That  portion  of the Trust
                              Fund for  which  the Plan has not been  terminated
                              shall be unaffected.

Section 13.3         RETURN OF CONTRIBUTIONS

                     It       is intended  that this Plan shall be approved  and
                              qualified  under the Code and  Regulations  issued
                              thereunder  with respect to  Employees'  Plans and
                              Trusts (1) so as to permit the Employers to deduct
                              for  federal  income tax  purposes  the amounts of
                              contributions   to  the   Trust;   (2)   so   that
                              contributions  so made and the income of the Trust
                              Fund will not be taxable to Participants as income
                              until  received;  (3) so that  the  income  of the
                              Trust Fund  shall be exempt  from  federal  income
                              tax.   Any

                                       65

                              Employer  Contributions and Salary Redirection are
                              made   to   the   Plan    conditioned   on   their
                              deductibility under Code Section 404. In the event
                              the   Commissioner  of  Internal  Revenue  or  his
                              delegate  rules  that the  deduction  for all or a
                              part  of  any  Employer  Contribution  (or  Salary
                              Redirection)  is not  allowed  under Code  Section
                              404,  the  Employers  reserve the right to recover
                              that  portion  or all of their  contributions  for
                              which no  deduction  is  allowed  (reduced  by any
                              losses), provided such recovery is made within one
                              (1)  year  of the  disallowance,  but  only if the
                              application for the  qualification  is made by the
                              time  prescribed by law for filing the  Employer's
                              return for the  taxable  year in which the Plan is
                              adopted,  or such later date as the  Secretary  of
                              the Treasury may prescribe.

                                       66

                                   ARTICLE 14

                                  MISCELLANEOUS

Section 14.1         GOVERNING LAW

                              The  Plan  shall  be   construed,   regulated  and
                              administered   according   to  the   laws  of  the
                              Commonwealth  of  Kentucky,  except in those areas
                              preempted  by the  laws of the  United  States  of
                              America.

Section 14.2         CONSTRUCTION

                              The headings and subheadings in the Plan have been
                              inserted for  convenience  of  reference  only and
                              shall  not   affect   the   construction   of  the
                              provisions  hereof.  The words and phrases defined
                              in  Article  1 when  used  in  this  Plan  with an
                              initial  capital  letter  shall have the  meanings
                              specified in Article 1, unless a different meaning
                              is  clearly  required  by the  context.  Any words
                              herein  used in the  masculine  shall  be read and
                              construed  in the  feminine  where  they  would so
                              apply.  Words  in the  singular  shall be read and
                              construed  as  though  used in the  plural  in all
                              cases where they would so apply.

Section 14.3         ADMINISTRATION EXPENSES

                              The expenses of  administering  the Trust Fund and
                              the Plan shall be paid from the Trust Fund, unless
                              they are paid by the Employer.

Section 14.4         PARTICIPANT'S RIGHTS

                              No Participant in the Plan shall acquire any right
                              to be retained in the Employer's  employ by virtue
                              of the Plan, nor, upon his dismissal,  or upon his
                              voluntary termination of employment, shall he have
                              any right or  interest  in and to the  Trust  Fund
                              other than as specifically  provided  herein.  The
                              Employer  shall not be liable  for the  payment of
                              any  benefit  provided  for herein;  all  benefits
                              hereunder  shall be  payable  only  from the Trust
                              Fund.

Section 14.5         SPENDTHRIFT CLAUSE

                              To  the  extent  permitted  by  law,  none  of the
                              benefits,  payments,  proceeds,  or  distributions
                              under  this Plan  shall be subject to the claim of
                              any   creditor   of   the   Participant,    Former
                              Participant or any Beneficiary hereunder or to any
                              legal process by any creditor of such Participant,
                              Former  Participant or any such  Beneficiary;  and
                              neither shall such Participant, Former Participant
                              or  any  such   Beneficiary   have  any  right

                                       67

                              to alienate, commute, anticipate, or assign any of
                              the benefits,  payments, proceeds or distributions
                              under this Plan. The preceding sentence shall also
                              apply to the creation,  assignment, or recognition
                              of a right to any benefit  payable with respect to
                              a  Participant  pursuant  to a domestic  relations
                              order,  unless  such order is  determined  to be a
                              qualified  domestic relations order, as defined in
                              Section  414(p)  of  the  Code,  or  any  domestic
                              relations  order entered  before  January 1, 1985,
                              under which payments have commenced  prior to such
                              date.

                              This Plan  specifically  permits a distribution to
                              an  alternate  payee  under a  qualified  domestic
                              relations  order  at  any  time,  irrespective  of
                              whether the  Participant has attained his earliest
                              retirement age under the Plan.  Nothing in Section
                              5.9  gives a  Participant  a right  to  receive  a
                              distribution  at a time  otherwise  not  permitted
                              under  the Plan nor does it permit  the  alternate
                              payee to receive a form of payment  not  permitted
                              under the Plan.

Section 14.6         MERGER, CONSOLIDATION OR TRANSFER

                              In the event of the merger or consolidation of the
                              Plan with  another  plan or  transfer of assets or
                              liabilities  from the Plan to another  plan,  each
                              then    Participant,    Former    Participant   or
                              Beneficiary  shall not, as a result of such event,
                              be  entitled  on the day  following  such  merger,
                              consolidation or transfer under the termination of
                              the Plan  provisions to a lesser  benefit than the
                              benefit  he was  entitled  to on the date prior to
                              the merger,  consolidation or transfer if the Plan
                              had then terminated.

Section 14.7         COUNTERPARTS

                              The Plan and the Trust  Agreement  may be executed
                              in any number of counterparts, each of which shall
                              constitute but one and the same instrument and may
                              be sufficiently evidenced by any one counterpart.

                                       68

                                   ARTICLE 15

                            TOP HEAVY PLAN PROVISIONS

Section 15.1         GENERAL

                              Notwithstanding   anything  in  the  Plan  to  the
                              contrary,  if this  Plan  when  combined  with all
                              other plans required to be aggregated  pursuant to
                              Code  Section  416(g) is deemed to be a  top-heavy
                              plan for any Plan Year,  the  Subsections  in this
                              Article shall apply to such Plan Year.

Section 15.2         MINIMUM CONTRIBUTION

                              Regardless   of   hours   worked   or   level   of
                              compensation, each active Participant who is not a
                              Key  Employee  shall  be  entitled  to  a  minimum
                              allocation of contributions  and forfeitures equal
                              to the  lesser  of (i) three  percent  (3%) of the
                              Participant's  Compensation for the Plan Year; and
                              (ii)  provided  that  the  Plan  is not  part of a
                              Required  Aggregation Group with a Defined Benefit
                              Plan because the Plan enables the Defined  Benefit
                              Plan  to meet  the  requirements  of Code  Section
                              401(a)(4)  or  410,  the  highest   percentage  of
                              Compensation   contributed   on  behalf  of,  plus
                              forfeitures   allocated   to,   a   Key   Employee
                              [(including Salary Redirection)]. In the case of a
                              Participant who is also a participant in a defined
                              benefit  plan  maintained  by  the  Employer,  the
                              minimum  accrued  benefit  provided in the defined
                              benefit plan  pursuant to Code  Section  416(c)(1)
                              equal  to two  percent  (2%) of the  Participant's
                              average  monthly  compensation  for the  five  (5)
                              consecutive years when his aggregate  compensation
                              was  highest  multiplied  by his years of credited
                              service up to ten (10) years for each Plan Year in
                              which  the  Plan is top  heavy,  shall be the only
                              minimum  benefit for both that plan and this Plan,
                              and the minimum  allocation  described above shall
                              not apply.

Section 15.3         SUPER TOP HEAVY PLANS

                              The multiplier of one and  twenty-five  hundredths
                              (1.25)  in  Section  4.7 shall be  reduced  to one
                              (1.0)   unless  (i)  all  plans  of  the  Required
                              Aggregation  Group or the  Permissive  Aggregation
                              Group, when aggregated are ninety percent (90%) or
                              less  top  heavy,  and (ii)  the  minimum  accrued
                              benefit  referenced in Section 11.2 is modified by
                              substituting  three percent (3%) with four percent
                              (4%). In the case of each  Participant who is also
                              a participant in a defined benefit plan maintained
                              by  the  Employer,  the  minimum  accrued  benefit
                              provided in the defined  benefit plan  pursuant to
                              Code Sections  416(c)(1) and 416(h) equal to three
                              percent (3%) of the Participant's  average monthly
                              compensation for the five (5) highest  consecutive
                              years when his

                                       69

                              aggregate  compensation was highest  multiplied by
                              his years of credited service up to ten (10) years
                              for each  Plan Year in which the Plan is top heavy
                              shall be the only  minimum  benefit  for both that
                              plan and this  Plan,  and the  minimum  allocation
                              described above shall not apply.

                                       70

                                   ARTICLE 16

               PROVISIONS CONCERNING CERTAIN CHANGES IN EMPLOYMENT

Section 16.1         TRANSFER TO NON-PARTICIPATING EMPLOYER

                              A  Participant  who  becomes  employed  by another
                              employer which is a subsidiary or affiliate of the
                              Company, although not an Employer hereunder, shall
                              cease to be  covered by the Plan as of the date of
                              his change in employer. Effective as of such date,
                              he shall become a Limited  Participant in the Plan
                              and  Article  5  shall  not  be  applicable.  As a
                              Limited Participant, he shall be entitled to share
                              in  Matching   Contributions  in  accordance  with
                              Section 3.2 or Section 8.4 to the extent of Salary
                              Redirection  made  prior  to  becoming  a  Limited
                              Participant.  A Limited  Participant shall also be
                              entitled  to  request a  withdrawal  and a loan as
                              provided  in Article 6.  During the period he is a
                              Limited Participant,  his Individual Account shall
                              continue  to share in  Adjustments  as provided in
                              Article 4. If the Limited  Participant  terminates
                              employment with the Company  without  returning to
                              active Participant status, he shall be entitled to
                              the full value of his Individual Account as of the
                              date of distribution.

                              If   a   Limited   Participant   again   transfers
                              employment  to an Employer as defined  herein,  he
                              shall be eligible to have Salary  Redirection made
                              on his  behalf in  accordance  with the Plan as of
                              the date he becomes an  Employee.  If the  Limited
                              Participant   does  not   resume   having   Salary
                              Redirection  made on his behalf  immediately  upon
                              becoming an Employee,  the terms of the Plan shall
                              continue  to apply to any  subsequent  election to
                              have Salary Redirection begin.

Section 16.2         TRANSFER TO ANOTHER PARTICIPATING EMPLOYER

                              A  Participant  who  transfers  his  employment to
                              another  Employer  without breaking his continuous
                              service  shall  continue to be covered by the Plan
                              without  interruption,  provided  he enters into a
                              Salary   Redirection   agreement   with   his  new
                              Employer.  If the  Participant  enters into such a
                              Salary   Redirection    agreement,    a   separate
                              Individual Account shall be established for him to
                              reflect his Plan participation with that Employer.

Section 16.3         TRANSFER FROM NON-PARTICIPATING EMPLOYER

                              An  employee  who  transfers  employment  from  an
                              employer which is a subsidiary or affiliate of the
                              Company, but which is not itself signatory

                                       71

                              hereto,  to  an  Employer   hereunder  shall,  for
                              purposes    of    determining    eligibility    to
                              participate,  have his period of  employment  with
                              the  non-participating  employer  recognized.  The
                              Employee  shall  be  eligible  to  participate  in
                              accordance with Article 2.

Section 16.4         CHANGE IN EMPLOYMENT CLASSIFICATION

                              If an employee of the Company becomes an Employee,
                              as defined  herein,  due to a change in employment
                              classification,    he   shall   be   eligible   to
                              participate  in  accordance   with  the  terms  of
                              Article 2. If an Employee ceases to be an Employee
                              due to a change in employment  classification,  he
                              shall  cease  to  be   eligible   to   participate
                              effective as of the date of such change.

                              If a  Participant  is  simultaneously  employed by
                              more  than  one  signatory   Employer  within  the
                              Company, an Individual Account shall be maintained
                              for  him  by  each   Employer   to   reflect   his
                              Compensation     from    each    such    Employer.
                              Notwithstanding   the   terms  of  the   preceding
                              sentence, the limits on deferrals and Compensation
                              shall be applied in total to the  Participant  and
                              his  Individual  Accounts will be  aggregated  for
                              purposes  of  testing   Plan   contributions   and
                              deferral percentages.

                                       72

                                   ARTICLE 17

                 PROVISIONS RELATING TO PRIOR KENTUCKY UTILITIES
                   COMPANY EMPLOYEE SAVINGS PLAN PARTICIPANTS

Section 17.1      PARTICIPATION OF FORMER EMPLOYEES

                           Effective May 4, 1998, each Employee who was employed
                           by KU Energy Corp. or its subsidiaries, and who was a
                           participant   in  the  Kentucky   Utilities   Company
                           Employee Savings Plan  immediately  prior to becoming
                           an Employee,  shall be eligible to participate in the
                           Plan  upon the date he  becomes  an  Employee  if the
                           Employee  elects to  participate in the Plan upon his
                           first date of employment. If the Employee so situated
                           declines   participation   on  this   first  date  of
                           employment, he may thereafter elect to participate as
                           of the next  Entry  Date,  which is  administratively
                           feasible in accordance  with Section 2.1 of the Plan.
                           If an Employee was not eligible to participate in the
                           Kentucky  Utilities  Company  Employee  Savings  Plan
                           immediately  prior  to  becoming  an  Employee,   the
                           provisions of Section 2.1 shall apply.

Section 17.2      SERVICE

                           Notwithstanding  the  definition of Service,  Service
                           for any  Employee who was employed by KU Energy Corp.
                           or its subsidiaries,  immediately prior to becoming a
                           Participant  in the Plan  shall be defined to include
                           the  aggregate  of the  employment  period  with  the
                           Employer  and the  employment  period with such prior
                           employer.

Section 17.3      MERGER OF PRIOR PLAN BALANCES

                           Effective  August  1,  1998  the  Kentucky  Utilities
                           Company   Employee  Stock   Ownership  Plan  and  the
                           Kentucky  Utilities  Company  Employee  Savings  Plan
                           (collectively  "Prior KU Plans") were merged into the
                           Plan, and the Individual  Accounts were credited with
                           the amounts  transferred by the trustees of the Prior
                           KU Plans.  An Employee who was a  participant  in the
                           Kentucky  Utilities  Company  Employee  Savings  Plan
                           immediately  prior  to the  merger  of the  Prior  KU
                           Plans,  shall be eligible to  participate in the Plan
                           upon the  date of the  merger  of the  Prior KU Plans
                           into the Plan.  If the Employee so situated  declines
                           participation  on the date of the merger of the Prior
                           KU Plans  into the  Plan he may  thereafter  elect to
                           participate  as of the  next  Entry  Date,  which  is
                           administratively  feasible in accordance with Section
                           2.1 of the Plan.  If an Employee  was not eligible to
                           participate   in  the  Kentucky   Utilities   Company
                           Employee Savings Plan  immediately  prior to the date
                           of the  merger of the  Prior KU Plans  into the Plan,
                           the provisions of Section 2.1 shall apply.

                                       73

                                   ARTICLE 18

                   PROVISIONS RELATING TO WKE CORP. EMPLOYEES

Section 18.1      PARTICIPATION OF FORMER EMPLOYEES

                           Effective   July  17,1998,   each  Employee  who  was
                           employed by Big Rivers Electric Corporation,  and who
                           was a participant  in a savings plan sponsored by Big
                           Rivers  Electric  Corporation  immediately  prior  to
                           becoming   an   Employee,   shall  be   eligible   to
                           participate  in the Plan upon the date he  becomes an
                           Employee if the Employee elects to participate in the
                           Plan  upon  his  first  date  of  employment.  If the
                           Employee so situated  declines  participation on this
                           first date of employment,  he may thereafter elect to
                           participate  as of the  next  Entry  Date,  which  is
                           administratively  feasible in accordance with Section
                           2.1 of the Plan.  If an Employee  was not eligible to
                           participate in a Big Rivers Electric Corporation plan
                           immediately  prior  to  becoming  an  Employee,   the
                           provisions of Section 2.1 shall apply.

Section 18.2      SERVICE

                           Notwithstanding  the  definition of Service,  Service
                           for any  Employee  who  was  employed  by Big  Rivers
                           Electric Corporation, immediately prior to becoming a
                           Participant  in the Plan  shall be defined to include
                           the  aggregate  of the  employment  period  with  the
                           Employer  and the  employment  period with such prior
                           employer.

                                       74

                              *********************

                                   SIGNATURES

         IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed this ____ day of  __________________,  1999, effective as of the dates set forth above.

Witness:                                       By _________________________

______________________                         Title ________________________

                                       75

                                   Appendix A

                            PARTICIPATING EMPLOYERS

LG&E Energy Corp.

Louisville Gas and Electric Company

LG&E Home Services Inc., effective February 1, 1996

Enertech Inc., effective February 1, 1996

WKE Corp., WKE Station Two Inc., Western Kentucky Energy, Corp.,
effective July 17, 1998

Kentucky Utilities Company, effective August 1, 1998

                                       76

                                   APPENDIX B

                             PARTICIPATING EMPLOYERS

LG&E Power Inc., effective January 1, 1998.

LG&E Natural Inc., effective January 1, 1998.

LG&E Natural Marketing Inc., effective January 1, 1998.

Hadson Financial Corporation, effective January 1, 1998.

                                       77

                        LG & E ENERGY CORP. SAVINGS PLAN

                             INSTRUMENT OF AMENDMENT

     WHEREAS, LG&E Energy Corp. (the "Sponsor") previously adopted and maintains the LG & E Energy Corp. Savings Plan (the "Plan"); and

     WHEREAS, Section 13.1 of the Plan provides that the Board of Directors of the Sponsor may amend the Plan at any time; and

     WHEREAS, the Board of Directors desires to amend the Plan;

     NOW, THEREFORE, the Plan is hereby amended as follows:

1.   Section 15.2 is hereby deleted and replace in its entirety to read as follows:

Section 15.2   MINIMUM CONTRIBUTION

                    Regardless of hours worked or level of compensation, each
                    active Participant who is not a Key Employee shall be
                    entitled to a minimum allocation of contributions and
                    forfeitures equal to the lesser of (i) three percent (3%) of the Participant's Compensation for the Plan Year; and (ii)
                    provided that the Plan is not part of a Required Aggregation
                    Group with a Defined Benefit Plan because the Plan enables the Defined Benefit Plan to meet the requirements of Code
                    Section 401(a)(4) or 410, the highest percentage of
                    Compensation contributed on behalf of, plus forfeitures
                    allocated to, a Key Employee [(including Salary
                    Redirection)]. In the case of a Participant who is also a
                    participant in a defined benefit plan maintained by the
                    Employer, the minimum accrued benefit provided in the
                    defined benefit plan pursuant to Code Section 416(c)(1)
                    equal to two percent (2%) of the Participant's average
                    monthly compensation for the five (5) consecutive years when his aggregate compensation was highest multiplied by his
                    years of credited service up to ten (10) years for each Plan
                    Year in which the Plan is top heavy, shall be the only
                    minimum benefit for both that plan and this Plan, and the
                    minimum allocation described above shall not apply. In the event that the vesting schedule in Section 8.7,9.3, or 10.3 is less liberal that the vesting schedule hereinafter
                    provided, then such vesting schedule shall be substituted
                    with the following:

                    Years of Service                Vested Percentage
                    ----------------                -----------------
                    Less than 2 years               0%
                     2 but less than 3              20%
                     3 but less than 4              40%
                     4 but less than 5              60%
                     5 but less than 6              80%
                     6 years or more                100%

                    Should the Plan cease to be a Top Heavy Plan, the vesting
                    schedule in Section 8.7, 9.3, or 10.3 shall be put back into effect. However, the vested percentage of any Participant
                    cannot be decreased as a result of the return of the prior vesting schedule and any Participant with three (3) or more
                    Years of Service may elect within the later of: (1) sixty
                    (60) days after the Plan ceases to be a Top Heavy Plan or
                    (2) sixty (60) days after the date the Participant is issued written notification of the change in the vesting schedules, to remain under the special vesting rules described in this
                    Section 15.2.

2.   Section 5.6 is hereby deleted and replaced in its entirety to read as follows:

Section 5.6    TERMINATION OF EMPLOYMENT

                    Upon termination of employment with the Company for any
                    reason (other than Normal Retirement, Late Retirement, total and permanent Disability, or Death), a Participant shall be entitled to a benefit equal to the vested value of his
                    Individual Account as of the Valuation Date on which the
                    distribution is made. Except as provided in Section 8.7,9.3, or 10.3, the Participant shall be fully-vested in his
                    Individual Account.

3.   Section 3.5(f) is hereby deleted and replaced in its entirety to read as follows:

3.5(f)              If neither Test I nor Test II is satisfied for any Plan
                    Year, the Plan shall nevertheless be deemed to comply with the requirements of Section 401(m) of the Code for such Plan
                    Year if, before the last day of the following Plan Year, the amount of any excess contribution (adjusted for income or
                    loss for the Plan Year computed using any reasonable method that satisfies Code Section 401(a)(4) provided it is used
                    consistently for all Participants and for all corrective
                    distributions under the Plan for the Plan Year and provided it is used by the Plan for allocating income or loss to
                    Participants' Individual Accounts) is distributed to the
                    Participant, or if forfeitable, is forfeited. Prior to
                    January 1, 1997, in the case of family aggregation pursuant to Section 1.28(c), excess contributions under this Section shall be allocated to Participants who are subject to the
                    family aggregation rules of Code Section 414(q)(6) in the
                    manner prescribed by regulations. For purposes of this
                    Section, the term "excess contributions" means, with respect to any Plan Year, the excess of:

                    (1)  The aggregate amount of Matching Contributions actually paid to the Trust Fund on behalf of Highly Compensated
                         Employees for the Plan Year, over

                    (2)  The maximum amount of such contributions permitted
                         under Subsection (e) of this Section.

                    In the event that the tests in Subsection (e) of this
                    Section are performed on a restructured basis pursuant to
                    the regulations under Code Section 401(a)(4), excess
                    contributions pursuant to this Subsection may be determined on a restructured basis.

4.   Section 4.5 is hereby deleted and replaced in its entirety to read as follows:

Section 4.5    MAXIMUM ADDITIONS

                    Anything herein to the contrary notwithstanding, the total
                    Annual Additions of a Participant for any Limitation Year
                    when combined with any similar annual additions credited to the Participant for the same period from another qualified
                    Defined Contribution Plan maintained by the Company, shall not exceed the lesser of the amounts determined pursuant to
                    Subsection (a) or (b) of this Section.

               (a)  Thirty thousand dollars ($30,000) or prior to January 1,
                    1995, if greater, twenty-five percent (25%) of the dollar
                    limitation in effect under Code Section 415(b)(1)(A); or

               (b)  Twenty-five percent (25%) of the Participant's compensation received from the Company for such Limitation Year, as
                    determined pursuant to Section 415 of the Code.

               (c)  In the event a Participant is covered by one or more Defined
                    Contribution Plans maintained by the Company, the maximum
                    annual additions as noted above shall be decreased in any
                    other Defined Contribution Plan as determined necessary by the Company, prior to a reduction of this Plan, to ensure
                    that all such plans will remain qualified under the Code.

5.   Section 1.28 is hereby deleted and replaced in its entirety to read as follows:

Section 1.28   HIGHLY COMPENSATED EMPLOYEES will be determined in accordance with Subsection (a) through (l) for Plan Years prior to January
               1, 1997 and in accordance with subsection (m) for Plan Years commencing on or after January 1, 1997 as follows:

               (a)  HIGHLY COMPENSATED EMPLOYEE means an employee who during the look back year or the determination year:

                    (1)  Was at any time a five percent (5%) owner of the
                         Employer;

                    (2)  Received compensation from the Company in excess of
                         seventy-five thousand dollars ($75,000) (or such higher
                         amount as may be provided under Code Section 414(q));

                    (3)  Received compensation from the Company in excess of
                         fifty thousand dollars ($50,000) (or such higher amount
                         as may be provided under Code Section 414(q)) and was
                         in a group consisting of the top twenty percent (20%)
                         of the employees of the Company when ranked on the
                         basis of compensation; or

                    (4)  Was at any time an officer and received compensation
                         greater than fifty percent (50%) of the maximum amount
                         under Code Section 415(b)(1)(A). Not more than fifty
                         (50) officers (or, if lesser, the greater of three (3)
                         employees or ten percent (10%) of the employees) shall
                         be considered under this Subsection as Highly
                         Compensated Employees. If no officer is described
                         above, then the highest paid officer shall be treated
                         as described in this item (4).

               (b)  If the employee was not a Highly Compensated Employee for the look back year, then he shall not be considered a Highly
                    Compensated Employee for the determination year unless he is a five percent (5%) owner of the Employer or one of the
                    highest paid one hundred (100) employees and meets the
                    criteria of items (2), (3) or (4) of Subsection (a) of this
                    Section.

               (c)  Prior to January 1, 1997, if the Highly Compensated Employee
                    is a five percent (5%) owner or one of the ten (10) most
                    highly compensated employees, then the compensation and
                    contributions of employees who are spouses, lineal
                    descendants, ascendants or spouses of lineal descendants or ascendants of such Highly Compensated Employees shall be
                    attributed to the Highly Compensated Employee and the
                    employees who are such relatives shall not be considered as separate employees. In the event that family aggregation is required, the limitation on compensation pursuant to Code
                    Section 401(a)(17) will be allocated among those family
                    members who have not attained age nineteen (19) by the close of the Plan Year by multiplying the limitation by a
                    fraction, the numerator of which is the individual family
                    member's compensation and the denominator of which is the
                    total compensation of all members of the family group or in such other manner as provided by regulation and
                    pronouncements of the Internal Revenue Service.

               (d)  For purposes of determining Highly Compensated Employees, compensation shall mean compensation paid by the Company for purposes of Code Section 415(c)(3) and shall include amounts deferred

                    pursuant to Code Sections 125 (flexible benefit plans);
                    402(a)(8) (salary redirection); and 402(h)(1)(B) (simplified employee plans).

               (e)  For purposes of determining the top twenty percent (20%) of employees and the number of officers counted as Highly
                    Compensated Employees, the following employees shall be
                    excluded:

                    (1)  Employees who have not completed six (6) months of
                         service,

                    (2)  Employees who normally work less than seventeen and
                         one-half (17-1/2) hours per week,

                    (3)  Employees who normally work during not more than six
                         (6) months during the Plan Year,

                    (4)  Employees who have not attained age twenty-one (21),

                    (5)  Employees included in a collective bargaining unit
                         covered by an agreement with the Company (to the extent
                         permitted by regulations), and

                    (6)  Employees who are non-resident aliens.

               (f)  A former employee shall be treated as a Highly Compensated
                    Employee if (1) such employee was a Highly Compensated
                    Employee when such employee separated from Service, or (2), such employee was a Highly Compensated Employee at any time after attainment of age fifty-five (55).

               (g)  Except as otherwise provided in this Section, the term "look back year" shall mean the twelve (12) month period
                    immediately preceding the determination year.

               (h)  Except as otherwise provided in this Section the term
                    "determination year" shall mean the current Plan Year.

               (i)  To the extent permitted by regulations under Code Section
                    414(q), the Employer may elect to make the look back year
                    calculation on the basis of the calendar year ending with or within the applicable determination year (or, in the case of a determination year that is shorter than twelve (12)
                    months, the calendar year ending with or within the twelve
                    (12) month period ending with the end of the determination year). In such case, the Employer must make the
                    determination year calculation on the basis of the period
                    (if any) by which the applicable determination year extends beyond such calendar year. If the Employer makes the
                    election

                    provided for in this Subsection, such election must be made with respect to all plans, entities and arrangements of the
                    Employer.

               (j)  The determination of Highly Compensated Employees shall be determined on a Company wide basis and shall not be
                    determined on an Employer by Employer or plan by plan basis.

               (k)  If the Employer so elects for a year, item (2) of Subsection
                    (a) of this Section shall be applied by substituting fifty thousand dollars ($50,000) in place of seventy-five thousand dollars ($75,000), and item (3) of Subsection (a) of this
                    Section shall not apply, provided that:

                    (1)  At all times during such year, the Employer maintained substantial business activities and employed employees
                         in at least two (2) significantly separate geographic
                         areas, and

                    (2)  The Employer satisfies such other conditions as may be prescribed by the Secretary of the Treasury.

               (l)  The determination of Highly Compensated Employees shall be governed by Code Section 414(q) and the regulations issued thereunder.

               (m)  An Employee is a Highly Compensated Employee, if he was a 5%
                    owner, as that term is defined in Code Section 416(i),
                    either during the prior Plan Year, or the current Plan Year.
                    An Employee is also a Highly Compensated Employee if he or she had Compensation in excess of $80,000 for the prior Plan
                    Year. If the Employees have Compensation in excess of
                    $80,000 for the prior Plan Year, but who were not in the top paid group for the prior Plan Year, shall not be considered
                    Highly Compensated Employees. The $80,000 threshold cited
                    above, shall be adjusted by the Secretary, pursuant to Code
                    Section 415(d), except that the base period is the calendar quarter ending September 30, 1996. An Employee is in the top paid group if he or she is in the top 20% of all Employees, ranked by Compensation, in descending order. In determining ownership, the rules of Code Section 318 apply. In making
                    other determinations, including the determination of the top paid group, the Regulations under Code Section 414(q) apply.
                    For the Plan Year beginning in 1997, these rules apply as if they were in effect during the Plan Year beginning in 1996.
                    For purposes of this definition, Compensation for the Plan
                    Year beginning in 1997 means compensation as defined in Code
                    Section 415(c)(3), but including in compensation amounts
                    deferred under Code Sections 402(e)(3), 125, and
                    402(h)(1)(B). For purposes of this definition, Compensation for Plan Years beginning after 1997 means Compensation as
                    defined in Code Section 415(c)(3).

6.   Section 1.34 is hereby deleted and replaced in its entirety to read as follows:

Section 1.34   LEASED EMPLOYEE shall mean any person (other than an employee of the recipient) who provides services to the recipient if such services are provided pursuant to an agreement between the recipient and any other person ("leasing organization"), such person has performed such services for the recipient (or for the recipient and any related persons determined in accordance with
               Code Section 414(n)(6)) on a substantially full-time basis for a period of one (1) year, and such services are of a type
               historically performed by employees in the business field of the recipient employer, effective January 1, 1997, and whose services are performed under primary direction or control by the
               recipient.

7.   Section 2.1 is hereby deleted and replaced in its entirety to read as follows:

Section 2.1    ELIGIBILITY REQUIREMENTS

Each Employee shall be eligible to participate as of the Entry Date coincident with or next following the completion of six (6) months, three (3) months effective January 1, 1998, of employment in the twelve (12) month period commencing on the date he first performs an Hour of Service as defined in
Department of Labor regulation Section 2530.200b-2, or in any calendar year.
Notwithstanding the preceding, if an Employee was first employed by the Company on or after January 1, 1991, and prior to October 1, 1991, said Employee shall be eligible to participate in the Plan on January 1, 1992. Notwithstanding any
provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

8. Section 6.2(a) is hereby deleted and replaced in its entirety to read as follows:

6.2(a) The Participant shall authorize his Employer to deduct approximately equal interest and principal payments from his compensation payable at the end of each regular pay period (no less frequently than quarterly) in an amount equal to at least ten dollars ($10.00) with respect to each outstanding loan. In the event an inactive Participant or Beneficiary receives a loan hereunder or in the event that a Participant who received a loan ceases to be actively employed by the Company, repayments shall be made to the Committee pursuant to the terms of the promissory note (no less frequently than quarterly). Notwithstanding any provision of this Plan to the contrary, loan repayments shall be suspended with respect to a Participant on qualified military service as defined by Code
Section 414(u). The Committee shall transfer payments under this Subsection to the Investment Manager within a reasonable period of time.

9..  Section 3.5(c) is hereby deleted and replaced in its entirety to read as follows:

Section 3.5    NONDISCRIMINATION TEST FOR OTHER CONTRIBUTIONS

               (c)  The term "actual contribution percentage," means the average of the following percentages (calculated separately for each eligible Employee

                    for the current Plan Year): Matching Contributions (and
                    Salary Redirection to the extent elected by the Employer and permitted by Regulations under Code Section 401(m)) on
                    behalf of each eligible Employee divided by compensation of the eligible Employee. In calculating the actual
                    contribution percentage of a Highly Compensated Employee who participates in more than one arrangement of the Company
                    subject to Code Section 401(m), all arrangements subject to
                    Code Section 401(m) ending with or within the same calendar year shall be treated as a single arrangement.

10.  Section 3.5(a) is hereby deleted and replaced in its entirety to read as follows:

Section 3.5          NONDISCRIMINATION TEST FOR OTHER CONTRIBUTIONS

(a) Periodically as determined by the Employer, the Employer shall check the actual contribution percentages against the tests identified below. For Plan Years prior to January 1,
                    1997, in the event that neither test is met, the Employer
                    shall reduce the Matching Contribution percentages of Highly
                    Compensated Employees that are above the maximum
                    contribution percentage allowed under the tests. Beginning with the highest such percentage, each contribution
                    percentage shall be reduced to the next highest percentage, and so forth, until the excess is eliminated. If it is
                    necessary to reduce the Employer Matching Contribution the
                    Participant shall nevertheless receive from the Plan a
                    distribution equal to the Employer Matching Contribution
                    plus any income thereon that would have been allocated to
                    him had such reduction in contribution not been necessary.
                    Effective for Plan Years commencing on or after January 1,
                    1997, Excess Aggregate Contributions shall be determined,
                    with respect to any Plan Year, as the excess of: a. The
                    aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage
                    actually made on behalf of Highly Compensated Employees for such Plan Year, over, b. The maximum Contribution Percentage permitted by the ACP test (determined by reducing
                    contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with
                    the highest of such percentages. Upon the determination of the total Excess Aggregate Contributions, said amounts shall be distributed in a manner such that Highly Compensated
                    Employees with the largest Contribution Percentage Amounts taken in to account in calculating the ACP test for the year in which the excess arose, beginning with the Highly
                    Compensated Employee with the largest amount of such
                    Contribution Percentage Amounts and continuing in descending order until all of the Excess Aggregator Contributions have been allocated.

11.  Section 3.4(a) is hereby deleted and replaced in its entirety to read as follows:

Section 3.4    NONDISCRIMINATION TEST FOR SALARY REDIRECTION

               (a)  Periodically as determined by the Employer, the Employer shall check the actual deferral percentages against the
                    tests identified below. For Plan Years prior to January 1,
                    1997, in the event that neither test is met, the Employer
                    shall reduce the Salary Redirection percentages of Highly
                    Compensated Employees that are above the maximum deferral
                    percentage allowed under the tests; provided that the
                    initial reductions shall be in unmatched Salary Redirection, and only if such redirections are not sufficient shall
                    matched Salary Redirection be reduced. Beginning with the
                    highest such percentage, each contribution percentage shall be reduced to the next highest percentage, and so forth,
                    until the excess is eliminated. If it is necessary to reduce the matched Salary Redirection, the Participant shall
                    nevertheless receive from the Plan a distribution equal to the Employer Matching Contribution plus any income thereon that would have been allocated to him had such reduction in contribution not been necessary. Effective for Plan Years
                    commencing on or after January 1, 1997, Excess Aggregate
                    Contributions shall be determined, with respect to any Plan
                    Year, as the excess of: a. The aggregate Contribution
                    Percentage Amounts taken into account in computing the
                    numerator of the Deferral Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over, b.
                    The maximum Contribution Percentage permitted by the ADP
                    test (determined by reducing contributions made on behalf of
                    Highly Compensated Employees in order of their Contribution
                    Percentages beginning with the highest of such percentages.
                    Upon the determination of the total Excess Aggregate
                    Contributions, said amounts shall be distributed in a manner such that Highly Compensated Employees with the largest
                    Contribution Percentage Amounts taken in to account in
                    calculating the ACP test for the year in which the excess
                    arose, beginning with the Highly Compensated Employee with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all of the Excess
                    Aggregator Contributions have been allocated.

12.  Section 3.1(a) is hereby deleted and replaced in its entirety to read as follows:

3.1  SALARY REDIRECTION

                    Each Employee employed by an Employer listed on Appendix A who satisfies the requirements of Section 2.1 may elect to have Salary Redirection made on his behalf, commencing on
                    the date specified in Section 2.1. Such election shall be
                    made by entering into a Salary Redirection agreement with
                    the Employer in which it is agreed that the Employer will
                    redirect a portion of the Participant's Compensation and
                    contribute that designated amount to the Trust Fund on
                    behalf of the Participant in accordance with the following.

               (a)  SALARY REDIRECTION AGREEMENT. Each eligible Employee may enter into a Salary Redirection agreement under which the
                    Employee's Employer will redirect a portion of the
                    Participant's Compensation during each payroll period in an amount equal to an integral percentage from one percent (1%)
                    to sixteen percent (16%) of such Compensation and

                    contribute such percentage to the Trust Fund on behalf of
                    Participant. Said contributions shall be nonforfeitable.

13.  Section 3.4(c) is hereby deleted and replaced in its entirety to read as follows:

             3.4(c) The term "actual deferral percentage," means the average of the following percentages (calculated separately for each eligible Employee): Salary Redirection contributions on
                    behalf of each eligible Employee divided by the compensation of the eligible Employee for the current Plan Year. Matching
                    Contributions will be included in the numerator to the
                    extent that those contributions are not included for
                    purposes of calculating the actual contribution percentage under Section 3.5. In calculating the actual deferral
                    percentage of a Highly Compensated Employee who participates in more than one cash or deferred arrangement of the
                    Company, all cash or deferred arrangements ending with or
                    within the same calendar year shall be treated as a single arrangement.

14.  Section 7.6(a) is hereby deleted and replaced in its entirety to read as follows:

Section 7.6    LOANS

               (a)  AUTHORIZATION OF LOAN

                    Effective January 1, 1998, the Board of Directors may direct the Trustee to incur a loan on behalf of the Trust in a
                    manner and under conditions which will cause the loan to be an "exempt loan" within the meaning of Section 4975(d)(2) of the Code and Regulations thereunder. A loan shall be used
                    primarily for the benefit of Plan Participants and their
                    Beneficiaries. The proceeds of each such loan shall be used, within a reasonable time after the loan is obtained, only to purchase Company Stock, to repay the loan or to repay any
                    prior loan. Any such loan shall provide for a reasonable
                    rate of interest, an ascertainable period of maturity and
                    shall be without recourse against the Plan. Any such loan
                    shall be secured solely by shares of Company Stock acquired with the proceeds of the loan and shares of such stock that were used as collateral on a prior loan which was repaid
                    with the proceeds of the current loan. Such stock pledged, as collateral

                    shall be placed in a Suspense Account and released pursuant to Subsection 7.06(b), as the loan is repaid. Such stock
                    shall not accrue for the benefit of (i) any taxpayer who
                    makes an election under section 1042(a) with respect to
                    employer securities, (ii) any individual who is related to the taxpayer (within the meaning of section 267(b). Such
                    stock shall not be subject to put, call, or other option, or other buy-sell or similar arrangement. Company Stock
                    released from the Suspense Account shall be allocated in the ratio that each eligible Participant's Compensation, bears to the total Compensation, paid to all Participants during the Plan Year. No person entitled to payment under a loan
                    made pursuant to this Section shall have recourse against
                    any Trust Fund assets other than the stock used as
                    collateral for the loan, Sponsoring Employer contributions of cash that are available to meet obligations under the
                    loan and earnings attributable to such collateral and the
                    investment of such contributions. Employer contributions
                    made with respect to any Plan Year during which the loan
                    remains unpaid, and earnings on such contributions, shall be deemed available to meet obligations under the loan, unless otherwise provided by the Employer at the time such
                    contributions are made. In the event of a default of a loan made pursuant to this section, the stock transferred in
                    satisfaction of the loan must not exceed the amount of the default.

15.  Section 4.4 is hereby deleted and replaced in its entirety to read as follows:

Section 4.4    TRUSTEE AND COMMITTEE JUDGMENT CONTROLS

                    In determining the fair market value of the Trust Fund and of Individual Accounts, the Trustee and the Committee shall exercise their best judgment, and all such determinations of value (in the absence of bad faith) shall be binding upon
                    all Participants and their beneficiaries. In the case of
                    employer securities that are not readily tradable on an
                    established market shall be valued by an independent
                    appraiser. All allocations shall be deemed to have been made as of the Valuation Date, regardless of when actual
                    allocations were undertaken.

16.  Section 8.2(a) is hereby deleted and replaced in its entirety to read as follows:

               "(a) AMOUNT OF PROFIT SHARING CONTRIBUTIONS

As of each December 31 Valuation Date for each Plan Year, beginning with the
1998 Plan Year, each Participating Employer shall contribute to the respective
Profit Sharing Account of Participants who are entitled to allocations under
Subsection 8.2(b) such Participating Employer's net profit for the taxable year ending with or within such Plan Year in the amount of three percent (3%) of eligible Compensation. In the discretion of the Board of Directors, such contribution may be increased or decreased. Such Profit Sharing Contribution shall not exceed

the lesser of the amount deductible under Section 404 of the Code, or the amount that are allowable as Annual Additions.

IN WITNESS WHEREOF, and as evidence of the adoption of this amendment by the
Sponsor, the undersigned officer being duly authorized has signed this amendment this ______ day of ________________, 2000.

LG&E ENERGY CORP.

                             WKE CORP. SAVINGS PLAN
                             INSTRUMENT OF AMENDMENT

     WHEREAS, WKE Corp. (the "Sponsor") adopted and maintains the WKE Corp.
Savings Plan (the "Plan"); and

     WHEREAS, Section 10.1 of the Plan provides that the Board of Directors of the Sponsor may amend the Plan at any time; and

     WHEREAS, the Board of Directors desires to amend the Plan;

     NOW, THEREFORE, the Plan is hereby amended as follows:

1.   Section 4.5 is hereby deleted and replace in its entirety to read as follows:

Section 4.5    MAXIMUM ADDITIONS

               Anything herein to the contrary notwithstanding, the total Annual additions of a Participant for any Limitation Year when combined with any similar annual additions credited to the Participant for the same period from another qualified Defined Contribution Plan maintained by the Company, shall not exceed the lesser of the amounts determined pursuant to Subsection (a) or (b) of this
               Section.

(a)            Thirty thousand dollars ($30,000); or

(b)            Twenty-five percent (25%) of the Participant's compensation received from the Company for such Limitation Year, as determined pursuant to Section 415 of the Code.

(c)            In the event a Participant is covered by one or more Defined
               Contribution Plans maintained by the Company, the maximum annual additions as noted above shall be decreased in any other Defined
               Contribution Plan as determined necessary by the Company, prior to a reduction of this Plan, to ensure that all such plans will remain qualified under the Code.

2.   Section 1.30 is hereby deleted and replaced in its entirety to read as follows:

Section 1.30   LEASED EMPLOYEE shall mean any person (other than an employee of the recipient) who provides services to the recipient if such services are provided pursuant to an agreement between the recipient and any other person ("leasing organization"), such person has performed such services for the recipient (or for the recipient and any related persons determined in accordance with
               Code Section 414(n)(6)) on a substantially full-time basis for a period of one (1) year,

               such services are of a type historically performed by employees in the business field of the recipient employer, and whose services are performed under primary direction or control by the recipient.

3.   Section 2.1 is hereby deleted and replaced in its entirety to read as follows:

         Section 2.1   ELIGIBILITY REQUIREMENTS

         Each Employee shall be eligible to participate as of the Entry Date coincident with or next following the completion of six (6) months, three (3) months effective January 1, 1998, of employment in the twelve
         (12) month period commencing on the date he first performs an Hour of
         Service as defined in Department of Labor regulation Section
         2530.200b-2, or in any calendar year. Notwithstanding the preceding, if an Employee was first employed by the Company on or after January 1,
         1991, and prior to October 1, 1991, said Employee shall be eligible to participate in the Plan on January 1, 1992. Notwithstanding any
         provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

4.   Section 6.4(f) is hereby deleted and replaced in its entirety to read as follows:

         Section 6.4(f) The Participant shall authorize the Employer to deduct from his compensation substantially equal installments consisting of interest and principal payable at the end of each regular pay period
         (but no less frequently than quarterly). The Employer shall transfer such payroll deductions to the Trustee within a reasonable time following the end of each regular pay period. In the event that the
         Participant ceases to be employed by the Employer, the outstanding principal and any interest due to date on the outstanding principal balance shall be immediately due and payable upon demand.
         Notwithstanding the preceding, if a Participant is still employed but is on an unpaid leave of absence or is otherwise not receiving compensation from the Employer, repayment shall be made pursuant to the terms of the promissory note (but no less frequently than quarterly).
         Notwithstanding any provision of this Plan to the contrary, loan repayments shall be suspended with respect to a Participant on qualified military service as defined by Code Section 414(u). The
         Committee shall transfer payments under this Subsection to the
         Investment Manager within a reasonable period of time.

IN WITNESS WHEREOF, and as evidence of the adoption of this amendment by the
Sponsor, the undersigned officer being duly authorized has signed this amendment this ______ day of ________________, 2000.

WKE CORP.

By:___________________
            Duly authorized

ATTEST:

By:___________________

By:_________________________
            Duly authorized

ATTEST:

By:_________________________

                      401(K) SAVINGS PLAN FOR EMPLOYEES OF
                    LOUISVILLE GAS & ELECTRIC COMPANY WHO ARE
                        REPRESENTED BY LOCAL 2100 OF IBEW

                             INSTRUMENT OF AMENDMENT

     WHEREAS, Louisville Gas & Electric Company (the "Sponsor") previously adopted and maintains the 401(k) Savings Plan for Employees of Louisville Gas &
Electric Company Who Are Represented By Local 2100 of IBEW (the "Plan"); and

     WHEREAS, Section 10.1 of the Plan provides that the Board of Directors of the Sponsor may amend the Plan at any time; and

     WHEREAS, the Board of Directors desires to amend the Plan;

     NOW, THEREFORE, the Plan is hereby amended as follows:

1.   Section 5.9(a) shall be amended and replaced in its entirety to reads as follows:

"Section 5.9   METHODS OF PAYMENT

                         (a) A Participant or Beneficiary shall elect a
                    distribution of the Individual Account as provided
                    hereinafter. No other manner of distribution shall be
                    provided. The request by the Participant or the Beneficiary shall be in writing and shall be filed with the Committee at least thirty (30) days before distribution is to be made.
                    Effective June 1, 1998 the request by the Participant or the
                    Beneficiary shall be in a manner and time prescribed by the
                    Committee. The Committee may not require a distribution
                    without the consent of the Participant prior to his reaching the later of Normal Retirement Age or, if the Participant is deceased, without the consent of his spouse, if living, or of his Beneficiary, unless the vested value of the
                    Individual Account is not more than three thousand five
                    hundred dollars ($3,500) or effective June 1, 1998 five
                    thousand dollars ($5,000). If the vested value of the
                    Participant's Individual Account is less than three thousand five hundred dollars ($3,500) or effective June 1, 1998 five thousand dollars ($5,000), the benefits payable will be paid as soon as reasonably possible following the actual date of severance, notwithstanding lack of consent. If the vested
                    value of the Participant's Individual Account has been more than three thousand five hundred dollars ($3,500) at the
                    time of any distribution, the value the Participant's
                    Individual Account will be deemed to be more than three
                    thousand five hundred dollars ($3,500) at the time of any
                    subsequent distribution for purposes of the consent
                    requirements of this paragraph. Notwithstanding the above, no lump sum distribution may be made after periodic payments have commenced unless the Participant or the Participant's surviving spouse consents in writing to the distribution.
                    The alternative forms of distribution are as follows:

                    (1)  A lump sum distribution in cash or securities; or

                    (2)  Periodic installment payments (either monthly or
                         annually) for a period not to exceed ten (10) years as
                         selected by the Participant or Beneficiary; or

                    (3)  Any combination of the above.

2.   Section 3.5(f) is hereby deleted and replaced in its entirety to read as follows:

3.5(f)              If neither Test I nor Test II is satisfied for any Plan
                    Year, the Plan shall nevertheless be deemed to comply with the requirements of Section 401(m) of the Code for such Plan
                    Year if, before the last day of the following Plan Year, the amount of any excess contribution (adjusted for income or
                    loss for the Plan Year computed using any reasonable method that satisfies Code Section 401(a)(4) provided it is used
                    consistently for all Participants and for all corrective
                    distributions under the Plan for the Plan Year and provided it is used by the Plan for allocating income or loss to
                    Participants' Individual Accounts) is distributed to the
                    Participant, or if forfeitable, is forfeited. Prior to
                    January 1, 1997, in the case of family aggregation pursuant to Section 1.28(c), excess contributions under this Section shall be allocated to Participants who are subject to the
                    family aggregation rules of Code Section 414(q)(6) in the
                    manner prescribed by regulations. For purposes of this
                    Section, the term "excess contributions" means, with respect to any Plan Year, the excess of:

                    (4)  The aggregate amount of Matching Contributions actually paid to the Trust Fund on behalf of Highly Compensated
                         Employees for the Plan Year, over

                    (5)  The maximum amount of such contributions permitted
                         under Subsection (e) of this Section.

                    In the event that the tests in Subsection (e) of this
                    Section are performed on a restructured basis pursuant to
                    the regulations under Code Section 401(a)(4), excess
                    contributions pursuant to this Subsection may be determined on a restructured basis.

4.   Section 4.5 is hereby deleted and replaced in its entirety to read as follows:

Section 4.5    MAXIMUM ADDITIONS

                    Anything herein to the contrary notwithstanding, the total
                    Annual Additions of a Participant for any Limitation Year
                    when combined with any similar annual additions credited to the Participant for the same period from another qualified
                    Defined Contribution Plan maintained by the Company, shall not exceed the lesser of the amounts determined pursuant to
                    Subsection (a) or (b) of this Section.

               (a)  Thirty thousand dollars ($30,000) or prior to January 1,
                    1995, if greater, twenty-five percent (25%) of the dollar
                    limitation in effect under Code Section 415(b)(1)(A); or

               (b)  Twenty-five percent (25%) of the Participant's compensation received from the Company for such Limitation Year, as
                    determined pursuant to Section 415 of the Code.

               (c)  In the event a Participant is covered by one or more Defined
                    Contribution Plans maintained by the Company, the maximum
                    annual additions as noted above shall be decreased in any
                    other Defined Contribution Plan as determined necessary by the Company, prior to a reduction of this Plan, to ensure
                    that all such plans will remain qualified under the Code.

5.   Section 1.24 is hereby deleted and replaced in its entirety to read as follows:

Section 1.24   HIGHLY COMPENSATED EMPLOYEES will be determined in accordance with Subsection (a) through (l) for Plan Years prior to January
               1, 1997 and in accordance with subsection (m) for Plan Years commencing on or after January 1, 1997 as follows:

               (a)  HIGHLY COMPENSATED EMPLOYEE means an employee who during the look back year or the determination year:

                    (1)  Was at any time a five percent (5%) owner of the
                         Employer;

                    (2)  Received compensation from the Company in excess of
                         seventy-five thousand dollars ($75,000) (or such higher
                         amount as may be provided under Code Section 414(q));

                    (3)  Received compensation from the Company in excess of
                         fifty thousand dollars ($50,000) (or such higher amount
                         as may be provided under Code Section 414(q)) and was
                         in a group consisting of the top twenty percent (20%)
                         of the employees of the Company when ranked on the
                         basis of compensation; or

                    (4)  Was at any time an officer and received compensation
                         greater than fifty percent (50%) of the maximum amount
                         under Code Section 415(b)(1)(A). Not more than fifty
                         (50) officers (or, if lesser, the greater of three (3)
                         employees or ten percent (10%) of the employees) shall
                         be considered under this Subsection as Highly
                         Compensated Employees. If no officer is described
                         above, then the highest paid officer shall be treated
                         as described in this item (4).

               (b)  If the employee was not a Highly Compensated Employee for the look back year, then he shall not be considered a Highly
                    Compensated Employee for the determination year unless he is a five percent (5%) owner of the Employer or one of the
                    highest paid one hundred (100) employees and meets the
                    criteria of items (2), (3) or (4) of Subsection (a) of this
                    Section.

               (c)  Prior to January 1, 1997, if the Highly Compensated Employee
                    is a five percent (5%) owner or one of the ten (10) most
                    highly compensated employees, then the compensation and
                    contributions of employees who are spouses, lineal
                    descendants, ascendants or spouses of lineal descendants or ascendants of such Highly Compensated Employees shall be
                    attributed to the Highly Compensated Employee and the
                    employees who are such relatives shall not be considered as separate employees. In the event that family aggregation is required, the limitation on compensation pursuant to Code
                    Section 401(a)(17) will be allocated among those family
                    members who have not attained age nineteen (19) by the close of the Plan Year by multiplying the limitation by a
                    fraction, the numerator of which is the individual family
                    member's compensation and the denominator of which is the
                    total compensation of all members of the family group or in such other manner as provided by regulation and
                    pronouncements of the Internal Revenue Service.

               (d)  For purposes of determining Highly Compensated Employees, compensation shall mean compensation paid by the Company for purposes of Code Section 415(c)(3) and shall include amounts deferred pursuant to Code Sections 125 (flexible benefit
                    plans); 402(a)(8) (salary redirection); and 402(h)(1)(B)
                    (simplified employee plans).

               (e)  For purposes of determining the top twenty percent (20%) of employees and the number of officers counted as Highly
                    Compensated Employees, the following employees shall be
                    excluded:

                    (1)  Employees who have not completed six (6) months of
                         service,

                    (2)  Employees who normally work less than seventeen and
                         one-half (17-1/2) hours per week,

                    (3)  Employees who normally work during not more than six
                         (6) months during the Plan Year,

                    (4)  Employees who have not attained age twenty-one (21),

                    (5)  Employees included in a collective bargaining unit
                         covered by an agreement with the Company (to the extent
                         permitted by regulations), and

                    (6)  Employees who are non-resident aliens.

               (f)  A former employee shall be treated as a Highly Compensated
                    Employee if (1) such employee was a Highly Compensated
                    Employee when such employee separated from Service, or (2), such employee was a Highly Compensated Employee at any time after attainment of age fifty-five (55).

               (g)  Except as otherwise provided in this Section, the term "look back year" shall mean the twelve (12) month period
                    immediately preceding the determination year.

               (h)  Except as otherwise provided in this Section the term
                    "determination year" shall mean the current Plan Year.

               (i)  To the extent permitted by regulations under Code Section
                    414(q), the Employer may elect to make the look back year
                    calculation on the basis of the calendar year ending with or within the applicable determination year (or, in the case of a determination year that is shorter than twelve (12)
                    months, the calendar year ending with or within the twelve
                    (12) month period ending with the end of the determination year). In such case, the Employer must make the
                    determination year calculation on the basis of the period
                    (if any) by which the applicable determination year extends beyond such calendar year. If the Employer makes the
                    election provided for in this Subsection, such election must be made with respect to all plans, entities and arrangements of the Employer.

               (j)  The determination of Highly Compensated Employees shall be determined on a Company wide basis and shall not be
                    determined on an Employer by Employer or plan by plan basis.

               (k)  If the Employer so elects for a year, item (2) of Subsection
                    (a) of this Section shall be applied by substituting fifty thousand dollars ($50,000) in place of seventy-five thousand dollars ($75,000), and item (3) of Subsection (a) of this
                    Section shall not apply, provided that:

                    (1)  At all times during such year, the Employer maintained substantial business activities and employed employees
                         in at least two (2) significantly separate geographic
                         areas, and

                    (2)  The Employer satisfies such other conditions as may be prescribed by the Secretary of the Treasury.

               (l)  The determination of Highly Compensated Employees shall be governed by Code Section 414(q) and the regulations issued thereunder.

               (n)  An Employee is a Highly Compensated Employee, if he was a 5%
                    owner, as that term is defined in Code Section 416(i),
                    either during the prior Plan Year, or the current Plan Year.
                    An Employee is also a Highly Compensated Employee if he or she had Compensation in excess of $80,000 for the prior Plan
                    Year. If the Employees have Compensation in excess of
                    $80,000 for the prior Plan Year, but who were not in the top paid group for the prior Plan Year, shall not be considered
                    Highly Compensated Employees. The $80,000 threshold cited
                    above, shall be adjusted by the Secretary, pursuant to Code
                    Section 415(d), except that the base period is the calendar quarter ending September 30, 1996. An Employee is in the top paid group if he or she is in the top 20% of all Employees, ranked by Compensation, in descending order. In determining ownership, the rules of Code Section 318 apply. In making
                    other determinations, including the determination of the top paid group, the Regulations under Code Section 414(q) apply.
                    For the Plan Year beginning in 1997, these rules apply as if they were in effect during the Plan Year beginning in 1996.
                    For purposes of this definition, Compensation for the Plan
                    Year beginning in 1997 means compensation as defined in Code
                    Section 415(c)(3), but including in compensation amounts
                    deferred under Code Sections 402(e)(3), 125, and
                    402(h)(1)(B). For purposes of this definition, Compensation for Plan Years beginning after 1997 means Compensation as
                    defined in Code Section 415(c)(3).

6.   Section 1.28 is hereby deleted and replaced in its entirety to read as follows:

Section 1.28   LEASED EMPLOYEE shall mean any person (other than an employee of the recipient) who provides services to the recipient if such services are provided pursuant to an agreement between the recipient and any other person ("leasing organization"), such person has performed such services for the recipient (or for the recipient and any related persons determined in accordance with
               Code Section 414(n)(6)) on a substantially full-time basis for a period of one (1) year, and such services are of a type
               historically performed by employees in the business field of the recipient employer, effective January 1, 1997, and whose services are performed under primary direction or control by the
               recipient.

7.   Section 2.1 is hereby deleted and replaced in its entirety to read as follows:

Section 2.1    ELIGIBILITY REQUIREMENTS

Each Employee shall be eligible to participate as of the Entry Date coincident with or next following the completion of six (6) months of continuous employment. Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

8.   Section 6.2(g) is hereby deleted and replaced in its entirety to read as follows:

6.2(g) The Participant shall authorize his Employer to deduct approximately equal interest and principal payments from his compensation payable at the end of each regular pay period (no less frequently than quarterly) in an amount equal to at least ten dollars ($10.00) with respect to each outstanding loan. In the event an inactive Participant or Beneficiary receives a loan hereunder or in the event that a Participant who received a loan ceases to be actively employed by the Company, repayments shall be made to the Committee pursuant to the terms of the promissory note (no less frequently than quarterly). Notwithstanding any provision of this Plan to the contrary, loan repayments shall be suspended with respect to a Participant on qualified military service as defined by Code
Section 414(u). The Committee shall transfer payments under this Subsection to the Investment Manager within a reasonable period of time.

9.   Section 3.4(c) is hereby deleted and replaced in its entirety to read as follows:

Section 3.4    NONDISCRIMINATION TEST FOR OTHER CONTRIBUTIONS

               (d)  The term "actual contribution percentage," means the average of the following percentages (calculated separately for each eligible Employee for the current Plan Year): Matching
                    Contributions (and Salary Redirection to the extent elected by the Employer and permitted by Regulations under Code
                    Section 401(m)) on behalf of each eligible Employee divided by compensation of the eligible Employee. In calculating the actual contribution percentage of a Highly Compensated
                    Employee who participates in more than one arrangement of
                    the Company subject to Code Section 401(m), all arrangements subject to Code Section 401(m) ending with or within the
                    same calendar year shall be treated as a single arrangement.

10.  Section 3.4(a) is hereby deleted and replaced in its entirety to read as follows:

Section 3.4    NONDISCRIMINATION TEST FOR SALARY REDIRECTION

               (a)  Periodically as determined by the Employer, the Employer shall check the actual deferral percentages against the
                    tests identified below. For Plan Years prior to January 1,
                    1997, in the event that neither test is met,

                    the Employer shall reduce the Salary Redirection percentages of Highly Compensated Employees that are above the maximum deferral percentage allowed under the tests; provided that the initial reductions shall be in unmatched Salary
                    Redirection, and only if such redirections are not
                    sufficient shall matched Salary Redirection be reduced.
                    Beginning with the highest such percentage, each
                    contribution percentage shall be reduced to the next highest percentage, and so forth, until the excess is eliminated. If it is necessary to reduce the matched Salary Redirection,
                    the Participant shall nevertheless receive from the Plan a distribution equal to the Employer Matching Contribution
                    plus any income thereon that would have been allocated to
                    him had such reduction in contribution not been necessary.
                    Effective for Plan Years commencing on or after January 1,
                    1997, Excess Aggregate Contributions shall be determined,
                    with respect to any Plan Year, as the excess of: a. The
                    aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Deferral Percentage
                    actually made on behalf of Highly Compensated Employees for such Plan Year, over, b. The maximum Contribution Percentage permitted by the ADP test (determined by reducing
                    contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with
                    the highest of such percentages. Upon the determination of the total Excess Aggregate Contributions, said amounts shall be distributed in a manner such that Highly Compensated
                    Employees with the largest Contribution Percentage Amounts taken in to account in calculating the ACP test for the year in which the excess arose, beginning with the Highly
                    Compensated Employee with the largest amount of such
                    Contribution Percentage Amounts and continuing in descending order until all of the Excess Aggregator Contributions have been allocated.

11.  Section 3.4(c) is hereby deleted and replaced in its entirety to read as follows:

             3.4(c) The term "actual deferral percentage," means the average of the following percentages (calculated separately for each eligible Employee): Salary Redirection contributions on
                    behalf of each eligible Employee divided by the compensation of the eligible Employee for the current Plan Year. Matching
                    Contributions will be included in the numerator to the
                    extent that those contributions are not included for
                    purposes of calculating the actual contribution percentage under Section 3.5. In calculating the actual deferral
                    percentage of a Highly Compensated Employee who participates in more than one cash or deferred arrangement of the
                    Company, all cash or deferred arrangements ending with or
                    within the same calendar year shall be treated as a single arrangement.

IN WITNESS WHEREOF, and as evidence of the adoption of this amendment by the
Sponsor, the undersigned officer being duly authorized has signed this amendment this ______ day of ________________, 2000.

LOUISVILLE GAS & ELECTRIC COMPANY

By:___________________
     Duly authorized

ATTEST:

By:____________________

                             INSTRUMENT OF AMENDMENT
                             SECOND AMENDMENT OF THE
                         LG&E ENERGY CORP. SAVINGS PLAN
                                DECEMBER 11, 2000

WHEREAS, the Board has reserved the right to amend the LG&E Energy Corp. Savings
Plan (the "Plan") in Section 13.1; and

WHEREAS, the Board has determined that it is appropriate to amend the Savings
Plan to remove the LG&E Energy Corp. Common Stock Fund and to add the Powergen
Equity Fund as investment options under the Plan, effective at the time of the merger.

RESOLVED, that the Plan shall be amended as follows:

1.   Section 4.2 shall be amended by deleting it in its entirety and replacing it as follows:

     "Section 4.2    INVESTMENT OF ACCOUNTS

              The Individual Account shall be invested by the Trustee in accordance with the following:

         (a)  There shall be established the following Investment Funds within the Trust Fund:

              (1)  Fidelity Retirement Government Money Market Portfolio,

              (2)  Fidelity Ginnie Mae Portfolio, frozen effective October 1,
                   1996,

              (3)  Fidelity Puritan Fund,

              (4)  Fidelity Spartan U. S. Equity Index Portfolio,

              (5)  Fidelity Magellan Fund.

              (6)  Fidelity Contrafund, effective October 1, 1996,

              (7)  Fidelity Equity-Income II Fund, effective October 1, 1996,

              (8)  Warburg Pincus Emerging Growth, effective October 1, 1996,

              (9)  Templeton Foreign, effective October 1, 1996,

              (10) Fidelity Intermediate Bond Fund, effective October 1, 1996,

              (11) LG&E Energy Corp. Common Stock Fund, effective January 1,
                   1998, until December 11, 2000.

              (12) Janus Worldwide Fund, effective August 1, 1998.

              (13) Powergen Equity Fund, effective December 11, 2000."

2.   Section 1.33 shall be amended and replaced in its entirety to read as follows:

     "Section 1.33 LG&E ENERGY CORP. COMMON STOCK FUND means the fund invested primarily in shares of common stock of LG&E Energy Corp. effective as soon as administratively feasible after the closing of the merger between LG&E
     Energy Corp. and Powergen plc the fund shall be invested in a short term investment selected by the Benefits Committee."

3.   A new Section 1.68 be added to the end of Article 1 to read as follows:

     "Section 1.68 Powergen Equity Fund means the fund invested primarily in equity securities of Powergen plc, effective December 11, 2000."

IN WITNESS WHEREOF, and as evidence of the adoption of this amendment by the
Sponsor, the undersigned officer being duly authorized has signed this amendment effective as of the date set forth above.

LG&E ENERGY CORP.

By: ____________________
         Duly Authorized

Witness:

By:_____________________

                             INSTRUMENT OF AMENDMENT
                             SECOND AMENDMENT OF THE
    401(K) SAVINGS PLAN FOR EMPLOYEES OF LOUISVILLE GAS AND ELECTRIC COMPANY
                   WHO ARE REPRESENTED BY LOCAL 2100 OF IBEW
                                DECEMBER 11, 2000

WHEREAS, the Board has reserved the right to amend the 401(k) Savings Plan for
Employees of Louisville Gas and Electric Company Who Are Represented by Local
2100 Of IBEW (the "Plan") in Section 10.1; and

WHEREAS, the Board has determined that it is appropriate to amend the Savings
Plan to remove the LG&E Energy Corp. Common Stock Fund and to add the Powergen
Equity Fund as investment options under the Plan, effective at the time of the merger.

NOW, THEREFORE, BE IT RESOLVED, that the Plan be amended as follows:

1.   Section 4.2 shall be amended by deleting it in its entirety and replacing it as follows:

     "Section 4.2         INVESTMENT OF ACCOUNTS

         The Individual Account shall be invested by the Trustee in accordance with the following:

         (a)  There shall be established the following Investment Funds within the Trust Fund:

              (1)  Fidelity Retirement Government Money Market Portfolio,

              (2)  Fidelity Ginnie Mae Portfolio, frozen effective October 1,
                   1996,

              (3)  Fidelity Puritan Fund,

              (4)  Fidelity Spartan U. S. Equity Index Portfolio,

              (5)  Fidelity Magellan Fund.

              (6)  Fidelity Contrafund, effective October 1, 1996,

              (7)  Fidelity Equity-Income II Fund, effective October 1, 1996,

              (8)  Warburg Pincus Emerging Growth, effective October 1, 1996,

              (9)  Templeton Foreign, effective October 1, 1996,

              (10) Fidelity Intermediate Bond Fund, effective October 1, 1996,

              (11) LG&E Energy Corp. Common Stock Fund, effective January 1,
                   1998, until December 11, 2000.

              (12) Janus Worldwide Fund, effective August 1, 1998.

              (13) Powergen Equity Fund, effective December 11, 2000."; and

2.   Section 1.29 shall be amended and replaced in its entirety to read as follows:

     "Section 1.29 LG&E ENERGY CORP. COMMON STOCK FUND means the fund invested primarily in shares of common stock of LG&E Energy Corp. Effective as soon as administratively feasible after the closing of the merger between LG&E
     Energy Corp. and Powergen plc the fund shall be invested in a short term investment selected by the Benefits Committee."; and

3.   A new Section 1.49 be added to the end of Article 1 to read as follows:

     "Section 1.49 Powergen Equity Fund means the fund invested primarily in equity securities of Powergen plc, effective December 11, 2000." ;and

IN WITNESS WHEREOF, and as evidence of the adoption of this amendment by the
Sponsor, the undersigned officer being duly authorized has signed this amendment effective as of the date set forth above.

LOUISVILLE GAS AND ELECTRIC COMPANY

By: ____________________
         Duly Authorized

Witness:

By:_____________________

                             INSTRUMENT OF AMENDMENT

                             SECOND AMENDMENT OF THE
                             WKE CORP. SAVINGS PLAN
                                DECEMBER 11, 2000

WHEREAS, the Board has reserved the right to amend the LG&E Energy Corp. Savings
Plan (the "Plan") in Section 10.1; and

WHEREAS, the Board has determined that it is appropriate to amend the Savings
Plan to remove the LG&E Energy Corp. Common Stock Fund and to add the Powergen
Equity Fund as investment options under the Plan, also effective at the time of the merger.

RESOLVED, that the Plan shall be amended as follows:

1.   Section 4.2 shall be amended by deleting it in its entirety and replacing it as follows:

     "Section 4.2    INVESTMENT OF ACCOUNTS

         The Individual Account shall be invested by the Trustee in accordance with the following:

         (a)  There shall be established the following Investment Funds within the Trust Fund:

              (1)  Fidelity Retirement Government Money Market Portfolio,

              (2)  Fidelity Puritan Fund,

              (3)  Fidelity Spartan U. S. Equity Index Portfolio,

              (4)  Fidelity Magellan Fund.

              (5)  Fidelity Contrafund,

              (6)  Fidelity Equity-Income II Fund,

              (7)  Warburg Pincus Emerging Growth,

              (8)  Templeton Foreign,

              (9)  Fidelity Intermediate Bond Fund,

              (10) LG&E Energy Corp. Common Stock Fund, effective January 1,
                   1998, until December 11, 2000.

              (11) Janus Worldwide Fund, effective August 1, 1998.

              (12) Powergen Equity Fund, effective December 11, 2000."

2.   Section 1.31 shall be amended and replaced in its entirety to read as follows:

     "Section 1.31 LG&E ENERGY CORP. COMMON STOCK FUND means the fund invested primarily in shares of common stock of LG&E Energy Corp. Effective as soon as administratively feasible after the closing of the merger between LG&E
     Energy Corp. and Powergen plc the fund shall be invested in a short term investment selected by the Benefits Committee."

3.   A new Section 1.59 be added to the end of Article 1 to read as follows:

     "Section 1.59 Powergen Equity Fund means the fund invested primarily in equity securities of Powergen plc, effective December 11, 2000."

IN WITNESS WHEREOF, and as evidence of the adoption of this amendment by the
Sponsor, the undersigned officer being duly authorized has signed this amendment effective as of the date set forth above.

WKE CORP.

By: ____________________
         Duly Authorized

Witness:

By:_____________________